                                           Filed Pursuant to Rule No. 424(b)(5)
                                           File No. 333-45369

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED MARCH 26, 1998)

                           $235,000,000 (APPROXIMATE)

                  PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-2

                  $ 28,439,000 CLASS A-1 VARIABLE RATE CERTIFICATES $ 12,902,000 CLASS A-2 6.18% CERTIFICATES
                  $ 13,369,000 CLASS A-3 6.28% CERTIFICATES
                  $ 10,191,000 CLASS A-4 6.32% CERTIFICATES
                  $ 12,571,000 CLASS A-5 6.50% CERTIFICATES*
                  $ 36,512,000 CLASS A-6 VARIABLE RATE CERTIFICATES $121,016,000 CLASS A-7 VARIABLE RATE CERTIFICATES
           HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2
                               ------------------
                              THE PROVIDENT BANK,
                         AS SELLER AND MASTER SERVICER
                               ------------------

    The Home Equity Loan Asset-Backed Certificates, Series 1998-2 (the 'Certificates'), will consist of eleven Classes (each, a 'Class') of
Certificates: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and the Class A-7 Certificates (collectively, the 'Class A Certificates'), the Class X-1 Certificates and the Class X-2 Certificates (collectively, the 'Class X Certificates') and the Class R-1 Certificates and Class R-2 Certificates (collectively, the 'Class R Certificates'). The Class A-7 Certificates will be comprised of two components, the Class A-7-1 Component and the Class A-7-2 Component (each, a 'Component'). Only the Class A Certificates (the 'Offered Certificates') are being offered hereby. The rights of the holders of the Class X-1 Certificates and the Class X-2 Certificates to receive distributions with respect to the Mortgage Loans will be pari passu with the rights of the holders of the Group 1 Certificates and the Group 2 Certificates, respectively, to receive distributions of interest. The rights of the holders of the Class R Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class A Certificates and the Class X Certificates.

    The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the 'Mortgage Pool') of closed-end fixed and adjustable rate mortgage loans (the 'Mortgage Loans') consisting of two groups ('Loan Group 1' and 'Loan Group 2', respectively, and each a 'Loan Group') held by Provident Bank Home Equity Loan Trust 1998-2 (the 'Trust') to be formed pursuant to a Pooling and Servicing Agreement among The Provident Bank ('Provident'), as seller (the 'Seller'), as document custodian (the 'Document Custodian') and as master servicer (the 'Master Servicer'), and Bankers Trust Company of California, N.A., as trustee (the 'Trustee'). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-7-1 Component (the 'Group 1 Certificates') will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-6 Certificates and the Class A-7-2 Component (the 'Group 2 Certificates') will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one- to four-family residential properties.
                                                  (Cover continued on next page)
                               ------------------

  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION SET FORTH UNDER 'RISK
              FACTORS' ON PAGE S-14 HEREIN AND ON PAGE 11 IN THE
                           ACCOMPANYING PROSPECTUS.
                               ------------------

 THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT
  INTERESTS IN OR OBLIGATIONS OF PROVIDENT, THE TRUSTEE OR ANY AFFILIATE
          THEREOF, EXCEPT TO THE EXTENT PROVIDED HEREIN. NEITHER THE
              CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR
                    GUARANTEED BY ANY GOVERNMENTAL AGENCY.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                     REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                                   PRICE TO         UNDERWRITING       PROCEEDS TO
                                  PUBLIC(1)         DISCOUNT(2)      THE DEPOSITOR(3)
Per Class A-1 Certificate...     100.000000%          0.1500%           99.850000%
Per Class A-2 Certificate...     100.000000%          0.2250%           99.775000%
Per Class A-3 Certificate...      99.984375%          0.3500%           99.634375%
Per Class A-4 Certificate...      99.968750%          0.5000%           99.468750%
Per Class A-5 Certificate...     100.000000%          0.6250%           99.375000%
Per Class A-6 Certificate...     100.000000%          0.2500%           99.750000%
Per Class A-7
  Certificate(4)............     100.000000%          0.4000%           99.600000%
Total.......................   $234,994,726.41      $823,347.25      $234,171,379.16

(1) Plus accrued interest, if any, from June 1, 1998 with respect to the Fixed Rate Certificates.

(2) Provident has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Certain expenses of the Underwriters incurred in connection with this offering will be paid by Provident.

(3) Before deducting expenses, estimated to be $400,000.

(4) The Class A-7 Certificates will be comprised of two Components. Each Component will relate to a particular Loan Group. See 'DESCRIPTION OF THE CERTIFICATES--General' herein.
                               ------------------

    The Offered Certificates are offered subject to prior sale and subject to the Underwriters' right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System on or about June 30, 1998 (the 'Closing Date'). The Offered Certificates will be offered in Europe and the United States of America.
------------------
* Subject to a maximum rate described herein under 'DESCRIPTION OF THE CERTIFICATES--Certificate Rate'.
                               ------------------

LEHMAN BROTHERS
                DONALDSON, LUFKIN & JENRETTE
                   Securities Corporation
                                              PRUDENTIAL SECURITIES INCORPORATED

June 23, 1998

(Cover continued from previous page)

     Distributions on the Class A Certificates will be made on the 25th day of each month or, if such date is not a Business Day, then on the next succeeding Business Day (each, a 'Distribution Date'), commencing in July 1998. On each Distribution Date, holders of the Class A Certificates will be entitled to receive, from and to the limited extent of funds available in the Distribution Account (as defined herein under 'Description of the Certificates--Deposits to Collection Account and Distribution Account'), distributions with respect to interest and principal calculated as set forth herein. The Certificates are not guaranteed by Provident, the Trustee, the Master Servicer or any affiliate of any thereof. However, the Class A Certificates will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy (the 'Policy') issued by MBIA Insurance Corporation (the 'Certificate Insurer') pursuant to which the Certificate Insurer will guarantee payments to the related Certificateholders as described herein. See 'DESCRIPTION OF THE CERTIFICATES--The Policy' herein.

                                    [LOGO]

     There is currently no market for the Offered Certificates and there can be no assurance that such a market will develop or if it does develop that it will continue. See 'RISK FACTORS' herein.

     For federal income tax purposes, separate elections will be made to treat the trust (exclusive of the Funding Account, the Spread Account and the Net Funds Cap Carryover Reserve Accounts) as two 'real estate mortgage investment conduits' (the 'Master REMIC' and the 'Subsidiary REMIC' and each, a 'REMIC') for federal income tax purposes. As described more fully herein and in the Prospectus, the Offered Certificates and the Class X Certificates will constitute 'regular interests' in the Master REMIC and each of the Class R-1 and Class R-2 Certificates will constitute the sole class of 'residual interests' in the Subsidiary REMIC and the Master REMIC, respectively.

     The Mortgage Loans that were identified as of June 1, 1998 will be collectively referred to herein as the 'Initial Mortgage Loans.' The Agreement will provide that additional closed-end, fixed- and adjustable-rate mortgage loans (the 'Subsequent Mortgage Loans') may be purchased by the Trust from the Seller on the Closing Date. The Initial Mortgage Loans and the Subsequent Mortgage Loans will be collectively referred to as the 'Mortgage Loans.' The maximum amount of Subsequent Mortgage Loans to be transferred to the Trust on the Closing Date for Loan Group 1 and Loan Group 2 is $32,583,370.04 and $42,248,912.05, respectively.

                            ------------------------

     Certain persons participating in this offering may engage in transactions that stabilize, maintain, or otherwise affect the price of the Certificates offered hereby. Such transactions may include stabilizing and the purchase of Class A Certificates to cover syndicate short positions. For a description of these activities, see 'UNDERWRITING' herein.

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS ACTING AS UNDERWRITERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                            ------------------------

     The Offered Certificates constitute part of a separate series of Home Equity Loan Asset-Backed Certificates being offered by The Provident Bank from time to time pursuant to its Prospectus dated March 26, 1998. This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                                    SUMMARY

     The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus Supplement or in the Prospectus. Reference is made to the Index of Defined Terms herein and in the Prospectus for the definitions of certain capitalized terms.

Trust...............................  Provident Bank Home Equity Loan Trust 1998-2 (the 'Trust') will be formed pursuant to a pooling and servicing agreement (the 'Agreement') to be dated as of June 1, 1998 between The Provident Bank ('Provident'), as seller (the
                                      'Seller'), as document custodian (the 'Document Custodian') and as master servicer (together with any successor in such capacity, the 'Master
                                      Servicer'), and Bankers Trust Company of California, N.A., as trustee (the
                                      'Trustee'). The property of the Trust will include: a pool (the 'Mortgage
                                      Pool') of closed-end fixed and adjustable rate mortgage loans (the
                                      'Mortgage Loans'), secured by first and second deeds of trust or mortgages on residential properties that are primarily one- to four-family properties
                                      (the 'Mortgaged Properties'); payments in respect of the Mortgage Loans received on and after the applicable Cut-Off Date (exclusive of (i) certain payments in respect of interest accrued on the Mortgage Loans during May
                                      1998 as described in the Agreement and (ii) payments in respect of interest on the delinquent Mortgage Loans due prior to the applicable Cut-Off Date and received thereafter); property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure; rights under certain hazard insurance policies covering the Mortgaged Properties; the
                                      Spread Account, the Funding Account and the Net Funds Cap Carryover Reserve
                                      Accounts (each, as defined herein); funds on deposit in trust accounts and certain other property, as described more fully herein. In addition,
                                      Provident has caused the Certificate Insurer to issue an irrevocable and unconditional certificate guaranty insurance policy (the 'Policy') for the benefit of the holders of the Class A Certificates, pursuant to which the
                                      Certificate Insurer will guarantee payments to such Certificateholders as described herein. The 'Cut-Off Date' (a) for any Initial Mortgage Loan is
                                      June 1, 1998 or (b) for any Subsequent Mortgage Loan, the date of origination of such Subsequent Mortgage Loan, unless such Subsequent
                                      Mortgage Loan was originated prior to June 1, 1998, then June 26, 1998.

                                      The Trust property will include the unpaid principal balance of each
                                      Mortgage Loan as of its Cut-Off Date. With respect to any date, the 'Pool
                                      Principal Balance' will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The 'Cut-Off Date Principal Balance'
                                      with respect to each Mortgage Loan is the unpaid principal balance thereof as of the applicable Cut-Off Date. With respect to any date, the 'Loan
                                      Group 1 Principal Balance' and the 'Loan Group 2 Principal Balance' will be equal to the aggregate of the Principal Balances of all Mortgage Loans in
                                      Loan Group 1 and Loan Group 2, respectively, as of such date. The Loan
                                      Group 1 Principal Balance and the Loan Group 2 Principal Balance are each sometimes referred to herein as a 'Loan Group Principal Balance.' The
                                      'Principal Balance' of a Mortgage Loan (other than a Liquidated Mortgage
                                      Loan (as defined herein under 'DESCRIPTION OF THE
                                      CERTIFICATES--Principal')) on any day is equal to the Cut-Off Date
                                      Principal Balance of such Mortgage Loan

                                      minus all collections applied in reduction of its Cut-Off Date Principal
                                      Balance. The Principal Balance of a Liquidated Mortgage Loan after the Due
                                      Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan shall be zero.

Securities..........................  The Home Equity Loan Asset-Backed Certificates, Series 1998-2 (the
                                      'Certificates') will consist of eleven Classes of Certificates: the Class
                                      A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates,
                                      the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6
                                      Certificates and the Class A-7 Certificates (collectively, the 'Class A
                                      Certificates'), the Class X-1 Certificates and Class X-2 Certificates
                                      (collectively, the 'Class X Certificates') and the Class R-1 Certificates
                                      and the Class R-2 Certificates (collectively, the 'Class R Certificates').
                                      Only the Class A Certificates (the 'Offered Certificates') are offered hereby. The Class A-7 Certificates are Component Securities as described in the Prospectus and will consist of two Components: the Class A-7-1
                                      Component and the Class A-7-2 Component. The Class A-2 Certificates, the
                                      Class A-3 Certificates, the Class A-4 Certificates and the Class A-5
                                      Certificates are Planned Principal Classes as described in the Prospectus and are payable based on their respective planned principal balances as set forth in Appendix A (each, a 'Planned Balance').

                                      Each Class of Offered Certificates represents the right to receive payments of interest at the rates set forth herein (with respect to each such Class, the 'Certificate Rate'), payable monthly, and payments of principal to the extent provided below. The Class A Certificates will be divided into two groups (each, a 'Certificate Group'). The Class A-1, Class A-2, Class A-3,
                                      Class A-4 and Class A-5 Certificates and the Class A-7-1 Component (the
                                      'Group 1 Certificates') will represent undivided ownership interests in
                                      Loan Group 1 which consists of Mortgage Loans with fixed interest rates.
                                      The Class A-6 Certificates and the Class A-7-2 Component (the 'Group 2
                                      Certificates') will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The aggregate undivided interest in the Trust represented by the Class A
                                      Certificates as of the Cut-Off Date will equal $235,000,000 (approximate)
                                      of principal which represents 100% of the aggregate Cut-Off Date Principal
                                      Balances of the Mortgage Loans and the amount, if any, on deposit in the
                                      Funding Account on the Closing Date which is available for and not used to purchase Subsequent Mortgage Loans. The aggregate undivided interest in
                                      Loan Group 1 represented by the Group 1 Certificates as of the Cut-Off Date
                                      will equal $101,000,000 (approximate) of principal, which represents 100%
                                      of the Cut-Off Date Principal Balances of the Loan Group 1 Mortgage Loans
                                      and the amount, if any, on deposit in the Funding Account on the Closing
                                      Date which is available for and not used to purchase Subsequent Mortgage
                                      Loans for Loan Group 1. The aggregate undivided interest in Loan Group 2 represented by the Group 2 Certificates as of the Cut-Off Date will equal
                                      $134,000,000 (approximate) of principal, which represents 100% of the
                                      Cut-Off Date Principal Balances of the Loan Group 2 Mortgage Loans and the
                                      amount, if any, on deposit in the Funding Account on the Closing Date which is available for and not used to purchase Subsequent Mortgage Loans for
                                      Loan Group 2.

                                      The principal amount of a Class of Class A Certificates (each, a 'Class A
                                      Principal Balance'), other than the Class A-7 Certificates, on any date is equal to the applicable Class A Principal Balance on the Closing Date minus the aggregate of amounts actually distributed as principal to the holders of such Class of Class A Certificates. The Class A Principal Balance of the
                                      Class A-7 Certificates on any date will be equal to the aggregate of the
                                      Component Balances (as defined herein) of the related Components on such date. On any date, the 'Aggregate Class A Principal Balance' is, with respect to the Group 1 Certificates, the aggregate of the Class Principal
                                      Balances and Component Balance of the Group 1 Certificates and with respect to the Group 2 Certificates, the Class Principal Balance and Component
                                      Balance of the Group 2 Certificates on such date. The aggregate initial
                                      Class Principal Balance of the Offered Certificates is subject to a permitted variance in the aggregate of plus or minus 5%.

The Mortgage Loans..................  The Mortgage Pool consists of Initial Mortgage Loans with an aggregate
                                      Cut-Off Date Principal Balance of $160,167,717.91 (the 'Cut-Off Date
                                      Initial Pool Principal Balance'). The Mortgage Loans are closed-end fixed and adjustable rate mortgage loans secured by first and second deeds of trust or mortgages on Mortgage Properties located in 41 states and the
                                      District of Columbia. The Combined Loan-to-Value Ratio of each Initial
                                      Mortgage Loan, computed on the date such loan was originated, taking into account the amounts of any related senior mortgage loans (the 'Combined
                                      Loan-to-Value Ratio') did not exceed 90.00% as of the Cut-Off Date. The weighted average original Combined Loan-to-Value Ratio of the Initial
                                      Mortgage Loans was 78.64% as of the Cut-Off Date. See 'DESCRIPTION OF THE
                                      MORTGAGE LOANS' herein.

                                      The Mortgage Loans will be divided into two groups (each, a 'Loan Group'):
                                      'Loan Group 1' and 'Loan Group 2.' The Initial Mortgage Loans in such Loan
                                      Groups are referred to herein as 'Loan Group 1 Initial Mortgage Loans' and
                                      'Loan Group 2 Initial Mortgage Loans.' The maximum amount of Subsequent
                                      Mortgage Loans to be transferred to the Trust on the Closing Date for Loan
                                      Group 1 and Loan Group 2 is $32,583,370.04 and $42,248,912.05,
                                      respectively.

                                      Interest on each Mortgage Loan is payable monthly on the outstanding
                                      Principal Balance thereof at a rate per annum (the 'Loan Rate') specified in, or calculated in accordance with, the related Mortgage Note. As of the
                                      Cut-Off Date, the Loan Rates of the Initial Mortgage Loans ranged from
                                      7.58% to 16.15% per annum and the weighted average Loan Rate was 10.40% per annum. The Cut-Off Date Principal Balances of the Initial Mortgage Loans
                                      ranged from $5,642.87 to $750,000.00 and averaged $80,689.03. Each Initial
                                      Mortgage Loan was originated in the period from November 1996 to May 1998.
                                      Loan Group 1.  All of the Mortgage Loans in Loan Group 1 have Loan Rates which are fixed for the life of such Mortgage Loans. As of the Cut-Off
                                      Date, approximately 89.09% and 10.91% of the Loan Group 1 Initial Mortgage
                                      Loans (by Cut-Off Date Loan Group 1 Initial Principal Balance) were secured by first liens and second liens, respectively. As of the Cut-Off Date, there were 1,062 Loan Group 1 Initial Mortgage Loans. As of the Cut-Off
                                      Date with respect to the Loan Group 1 Initial Mortgage Loans, the Loan
                                      Group 1 Principal Balance was $68,416,629.96 (the 'Cut-Off Date Loan Group
                                      1 Initial Principal Balance'); the average Principal Balance was
                                      $64,422.44; the Loan Rates ranged from 7.75% to 16.15% per annum; the weighted average Loan Rate was 10.58% per annum; the

                                      weighted average Combined Loan-to-Value Ratio was 77.46%; and the weighted average remaining term to stated maturity was 254 months. Each Loan Group 1
                                      Initial Mortgage Loan was originated in the period from August 1997 to May
                                      1998. As of the Cut-Off Date, the remaining terms to stated maturity of the
                                      Loan Group 1 Initial Mortgage Loans ranged from 59 months to 360 months, the original term to stated maturity of each Loan Group 1 Initial Mortgage
                                      Loan ranged from 60 months to 360 months and the weighted average original term to maturity was 254 months. As of the Cut-Off Date, the maximum
                                      Principal Balance of the Loan Group 1 Initial Mortgage Loans was
                                      $510,000.00 and the minimum Principal Balance of the Loan Group 1 Initial
                                      Mortgage Loans was $5,642.87. Approximately 32.93% of the Loan Group 1
                                      Initial Mortgage Loans (by Cut-Off Date Loan Group 1 Initial Principal
                                      Balance) are Balloon Loans. The monthly payment for each Balloon Loan has been calculated based on a 360-month amortization period. No Loan Group 1
                                      Initial Mortgage Loan will mature later than June 2028.

                                      Loan Group 2.  As of the Cut-Off Date, approximately 98.58% and 1.42% of the Loan Group 2 Initial Mortgage Loans (by Cut-Off Date Loan Group 2
                                      Initial Principal Balance) were secured by first liens and second liens, respectively. As of the Cut-Off Date, there were 923 Loan Group 2 Initial
                                      Mortgage Loans. As of the Cut-Off Date, with respect to the Loan Group 2
                                      Initial Mortgage Loans, the Loan Group 2 Initial Principal Balance was
                                      $91,751,087.95 (the 'Cut-Off Date Loan Group 2 Initial Principal Balance').
                                      As of the Cut-Off Date with respect to the Loan Group 2 Initial Mortgage
                                      Loans, the average Principal Balance was $99,405.30; the Loan Rates ranged from 7.58% to 14.99% per annum; the weighted average Loan Rate was 10.27%
                                      per annum; the weighted average Combined Loan-to-Value Ratio was 79.53%;
                                      and the weighted average remaining term to stated maturity was 359 months.
                                      Each Loan Group 2 Initial Mortgage Loan was originated in the period from
                                      November 1996 to May 1998. As of the Cut-Off Date, the remaining terms to stated maturity of the Loan Group 2 Initial Mortgage Loans ranged from 342 months to 360 months, the original term to stated maturity of each Loan
                                      Group 2 Initial Mortgage Loans is 360 months. As of the Cut-Off Date, the maximum Principal Balance of the Loan Group 2 Initial Mortgage Loans was
                                      $750,000.00 and the minimum Principal Balance of the Loan Group 2 Initial
                                      Mortgage Loans was $10,294.83. No Loan Group 2 Mortgage Loan is a Balloon
                                      Loan. No Loan Group 2 Initial Mortgage Loan will mature later than June
                                      2028.

                                      Substantially all of the Mortgage Loans in Loan Group 2 have Loan Rates which will adjust semi-annually (after an initial fixed rate period (an
                                      'Initial Period') with respect to such Mortgage Loans of either six months, twenty-four months or thirty-six months) on the date set forth in the related Mortgage Note (each, a 'Change Date') to equal the sum of (i) the average of the interbank offered rates for six-month United States dollar deposits in the London market, as published in The Wall Street Journal as of the first business day of the month immediately preceding the month of the applicable Change Date (the 'Loan Index') and (ii) the number of basis points set forth in such Mortgage Note (the 'Gross Margin'), subject to rounding and to the effects of the Periodic Cap, the applicable Lifetime
                                      Cap and the applicable Lifetime Floor. The 'Periodic Cap' generally limits changes in the Loan Rate for each Initial Mortgage Loan on each Change Date to 1.00% (except (a) with respect to the first

                                      Change Date for several Mortgage Loans, the Periodic Cap may be higher and
                                      (b) for 17 Loan Group 2 Initial Mortgage Loans representing 1.50% of the
                                      Cut-Off Date Loan Group 2 Initial Principal Balance which have Periodic
                                      Caps ranging from 1.25% to 2.00%). The 'Lifetime Cap' is the maximum Loan
                                      Rate that may be borne by a Mortgage Loan in Loan Group 2 over its life. As of the Cut-Off Date, the weighted average Lifetime Cap of the Loan Group 2
                                      Initial Mortgage Loans was approximately 17.17% per annum, with a maximum
                                      Lifetime Cap of 21.65% per annum and a minimum Lifetime Cap of 13.89% per annum. The 'Lifetime Floor' is the minimum Loan Rate that may be borne by a
                                      Mortgage Loan in Loan Group 2 over its life. As of the Cut-Off Date, the minimum Lifetime Floor of the Loan Group 2 Initial Mortgage Loans was 4.50%
                                      per annum, the maximum Lifetime Floor of the Loan Group 2 Initial Mortgage
                                      Loans was 14.65% per annum, and the weighted average Lifetime Floor of the
                                      Loan Group 2 Initial Mortgage Loans was 9.36% per annum. The Mortgage Loans in Loan Group 2 do not negatively amortize. Effective on the due date following each Change Date for a Mortgage Loan in Loan Group 2, the related
                                      Monthly Payment will be adjusted to an amount which will pay interest at the adjusted Loan Rate and fully amortize the then-outstanding principal balance of such Mortgage Loan over its remaining term.

Denominations.......................  The Class A Certificates will be offered for purchase in denominations of
                                      $1,000 and multiples of $1 in excess thereof.

Funding Account.....................  On the Closing Date, it is expected that approximately $32,583,370.04 and
                                      $42,248,912.05 of Subsequent Mortgage Loans will be transferred to the
                                      Trust for Loan Group 1 and Loan Group 2, respectively. See 'DESCRIPTION OF
                                      THE MORTGAGE LOANS--Conveyance of Subsequent Mortgage Loans.' In the event that less than such amounts of Subsequent Mortgage Loans are transferred to the Trust for the respective Loan Group, an aggregate cash amount equal to the excess of (i) $32,583,370.04 in the case of Subsequent Mortgage Loans for Loan Group 1 and $42,248,912.05 in the case of Subsequent Mortgage
                                      Loans for Loan Group 2, over (ii) the aggregate Cut-Off Date Principal
                                      Balances of the related Subsequent Mortgage Loans for such Loan Group will be deposited by the Seller in an account which will be in the name of, and maintained by, the Trustee on behalf of the Trust (the 'Funding Account').
                                      Such amounts, if any, on deposit in the Funding Account in respect of each
                                      Loan Group will be transferred by the Trustee on the first Distribution
                                      Date into the Distribution Account, and will be distributed as a principal prepayment to Certificateholders of the related Certificate Group then entitled to receive distributions of principal. The Funding Account will terminate immediately after the first Distribution Date. The Funding
                                      Account will be an asset of the Trust; however, the Funding Account will not be an asset of either REMIC. See 'RISK FACTORS-- The Subsequent
                                      Mortgage Loans,' 'PREPAYMENT AND YIELD CONSIDERATIONS,' and 'DESCRIPTION OF
                                      THE CERTIFICATES--Distributions.'

Registration of Class A
  Certificates......................  The Class A Certificates will initially be issued in book-entry form.
                                      Persons acquiring beneficial ownership interests in the Class A
                                      Certificates ('Certificate Owners') will hold their Class A Certificate interests through The Depository Trust Company ('DTC'), in the United
                                      States, or Cedel Bank societe anonyme ('CEDEL') or the Euroclear

                                      System ('Euroclear'), in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Class A
                                      Certificates are Book-Entry Certificates (as defined herein under
                                      'DESCRIPTION OF THE CERTIFICATES--Book-Entry Certificates'), such
                                      Certificates will be evidenced by one or more Certificates registered in the name of Cede & Co. ('Cede'), as the nominee of DTC or one of the relevant depositaries (collectively, the 'European Depositaries').
                                      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through CEDEL or Euroclear, on the other, will be effected in
                                      DTC through Citibank N.A. ('Citibank') or The Chase Manhattan Bank
                                      ('Chase'), the relevant depositaries of CEDEL and Euroclear, respectively, and each a participating member of DTC. The interests of such
                                      Certificateholders will be represented by book-entries on the records of
                                      DTC and participating members thereof. No Certificate Owner will be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Certificates (as defined herein under 'DESCRIPTION OF THE CERTIFICATES--Book-Entry Certificates')
                                      are issued under the limited circumstances described herein. All references in this Prospectus Supplement to any Class A Certificates reflect the rights of Certificate Owners only as such rights may be exercised through
                                      DTC and its participating organizations for so long as such Class A
                                      Certificates are held by DTC. See 'RISK FACTORS-- Book-Entry Certificates',
                                      'DESCRIPTION OF THE CERTIFICATES-- Book-Entry Certificates' herein and
                                      'ANNEX I' hereto.

Provident...........................  The Provident Bank ('Provident'), an Ohio banking corporation (the 'Seller'
                                      or the 'Master Servicer,' as applicable). The principal executive offices of Provident are located at One East Fourth Street, Cincinnati, Ohio 45202
                                      (Telephone: (513) 579-2000). See 'THE PROVIDENT BANK' in the Prospectus.

Certificate Rate....................  The 'Certificate Rate' on any Distribution Date with respect to the Class
                                      A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates will be
                                      6.18% per annum, 6.28% per annum and 6.32% per annum, respectively. The
                                      'Certificate Rate' on any Distribution Date with respect to the Class A-1
                                      Certificates and each Component of the Class A-7 Certificates will be a per annum rate equal to the lesser of (A) the related Formula Rate and (B) in the case of the Class A-1 Certificates and Class A-7-1 Component, the Group
                                      1 Net Funds Cap and in the case of the Class A-7-2 Component, the Group 2
                                      Net Funds Cap, as applicable, for such Distribution Date. The 'Certificate
                                      Rate' with respect to the Class A-6 Certificates will be calculated daily for each day during an Interest Period and will be a per annum rate equal to the lesser of (A) the related Formula Rate for such day and (B) the
                                      Group 2 Net Funds Cap applicable to the related Distribution Date. The
                                      Class A-1 Certificates, the Class A-6 Certificates and each Component of the Class A-7 Certificates are referred to herein as the 'Variable Rate
                                      Certificates'.

                                      The 'Certificate Rate' on any Distribution Date with respect to the Class
                                      A-5 Certificates will be a per annum rate equal to the lesser of (A) 6.50%
                                      per annum (or 7.25% per annum for each Distribution Date occurring after the date on which the Seller has the right to terminate the Trust, as described herein under '--Optional Termination') and (B) the Group 1 Net
                                      Funds Cap for such Distribution Date. The Class A-2 Certificates,

                                      Class A-3 Certificates, Class A-4 Certificates and Class A-5 Certificates
                                      are referred to herein as the 'Fixed Rate Certificates.'

                                      The 'Formula Rate' for the Class A-1 Certificates for any Distribution Date
                                      is the sum of (a) the interbank offered rate for one-month United States dollar deposits in the London market (the 'LIBOR Index') (calculated as described under 'DESCRIPTION OF THE CERTIFICATES--The Certificate Rate') as
                                      of the related LIBOR Determination Date (as defined herein) and (b) 0.05%.
                                      The 'Formula Rate' for the Class A-7-1 Component for any Distribution Date
                                      is the sum of (a) the LIBOR Index as of the related LIBOR Determination
                                      Date and (b) 0.18% (or 0.36% for each Distribution Date occurring after the date on which the Seller has the right to terminate the Trust). The
                                      'Formula Rate' for the Class A-7-2 Component for any Distribution Date is
                                      the sum of (a) the LIBOR Index as of the related LIBOR Determination Date and (b) 0.18% (or 0.36% for each Distribution Date occurring after the date on which the Seller has the right to terminate the Trust). The 'Formula
                                      Rate' for the Class A-6 Certificates for any day is the sum of (a) the Fed
                                      Funds Rate (calculated as described under 'DESCRIPTION OF THE
                                      CERTIFICATES--The Certificate Rate') for such day and (b) 0.23%.

                                      The 'Group 1 Net Funds Cap' or 'Group 2 Net Funds Cap' for any Distribution
                                      Date shall equal the difference between (A) the average of the Loan Rates of the Mortgage Loans in the related Loan Group as of the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Closing Date), weighted on the basis of the related Principal Balances as of such date and (B) the sum of the Master
                                      Servicing Fee Rate and the rates at which the Trustee Fee and the premium payable to the Certificate Insurer with respect to the Group 1 Certificates or the Group 2 Certificates, as applicable, are calculated (except in the case of the Variable Rate Certificates, computed on the basis of a 360-day year and the actual number of days elapsed during the related Interest
                                      Period).

                                      Interest on the Fixed Rate Certificates in respect of any Distribution Date will accrue during the related Interest Period on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Variable Rate
                                      Certificates in respect of any Distribution Date will accrue during the related Interest Period on the basis of a 360-day year and the actual number of days elapsed.

                                      If on any Distribution Date the Certificate Rate for the Class A-7-1
                                      Component is based on the Group 1 Net Funds Cap, the Certificate Rate for
                                      Class A-7-2 Component is based on the Group 2 Net Funds Cap or the
                                      Certificate Rate for the Class A-6 Certificates for any day during the related Interest Period is based on the Group 2 Net Funds Cap, the related holders thereof will be entitled to receive the applicable Net Funds Cap
                                      Carryover Amount to the extent funds available therefor are on deposit in the related Net Funds Cap Carryover Reserve Account as described herein. No such amounts will be payable with respect to the Class A-1 Certificates.
                                      The Policy does not cover the payment of, nor do the ratings assigned to the Class A-6 Certificates and Class A-7 Certificates address the likelihood of the payment of, any Net Funds Cap Carryover
                                      Amounts. See 'DESCRIPTION OF THE CERTIFICATES--Priority of Distributions'
                                      herein.

                                      The 'Interest Period' means, with respect to each Distribution Date and the
                                      Fixed Rate Certificates, the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month. The 'Interest Period' means, with respect to each
                                      Distribution Date and the Variable Rate Certificates, the period from the
                                      Distribution Date in the month preceding the month of such Distribution
                                      Date (or, in the case of the first Distribution Date, from the Closing
                                      Date) through the day before such Distribution Date.

Distributions.......................  On the 25th day of each month, or if such a day is not a Business Day, then the next succeeding Business Day, commencing in July 1998 (each such day, a
                                      'Distribution Date'), the Trustee will be required to distribute from funds available therefor in the Distribution Account (as described herein) to the holders of the Offered Certificates of record as of the applicable Record
                                      Date (as defined herein), in the priorities described below, an aggregate amount equal to the sum of (a) the Class Interest Distribution for each
                                      Class of Offered Certificates or, with respect to the Class A-7
                                      Certificates, each Component thereof and (b) the Class A Principal
                                      Distribution for each Certificate Group. On each Distribution Date, the
                                      Class A Principal Distribution for each Certificate Group will be distributed as described below. See 'DESCRIPTION OF THE
                                      CERTIFICATES--Distribution Dates' herein.

                                      Interest

                                      On each Distribution Date, to the extent of funds available therefor as described herein, interest will be distributed with respect to each Class of Class A Certificates or, with respect to the Class A-7 Certificates, each Component thereof, in an amount (each, a 'Class Interest
                                      Distribution') equal to the sum of (a) interest accrued during the related
                                      Interest Period at the related Certificate Rate or, with respect to the
                                      Class A-6 Certificates, Certificate Rates on the related Class A Principal
                                      Balance or Component Balance, as applicable, immediately prior to such
                                      Distribution Date (the 'Class Monthly Interest Distributable Amount') and
                                      (b) any Class Interest Carryover Shortfall for such Class of Offered
                                      Certificates or, with respect to the Class A-7 Certificates, such Component for such Distribution Date. As to any Distribution Date and Class of
                                      Offered Certificates or Component, as applicable, the 'Class Interest
                                      Carryover Shortfall' is the sum of (i) the excess, if any, of the related
                                      Class Monthly Interest Distributable Amount for the preceding Distribution
                                      Date and any outstanding Class Interest Carryover Shortfall with respect to such Class or Component on such preceding Distribution Date, over the amount in respect of interest that is actually distributed in respect of such Class or Component on such preceding Distribution Date plus (ii) one month's interest on such excess, to the extent permitted by law, at the related Certificate Rate or, with respect to the Class A-6 Certificates, the average of the related Certificate Rates during the related Interest
                                      Period. The interest entitlement described in clause (a) above will be reduced by such Class' or Component's pro rata share of Civil Relief Act
                                      Interest Shortfalls (as defined herein), if any, with respect to the related Loan Group for such Distribution Date. Civil Relief Act Interest
                                      Shortfalls will not be covered by the Policy. See 'DESCRIPTION OF THE
                                      CERTIFICATES' herein.

                                      On each Distribution Date, the Class Interest Distribution relating to each
                                      Class of Offered Certificates or, with respect to the Class A-7
                                      Certificates,

                                      each Component, in a Certificate Group will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest thereon to each such Class will be allocated among such Classes pro rata based on the amount that would have been distributed on each such
                                      Class in the absence of such shortfalls.

                                      Principal

                                      On each Distribution Date, to the extent of funds available therefor as described herein, principal will be distributed to the holders of the Class
                                      A Certificates of a Certificate Group then entitled to distributions of principal in an amount equal to the lesser of (a) the related Aggregate
                                      Class A Principal Balance and (b) the related Class A Principal
                                      Distribution for such Distribution Date. The 'Class A Principal
                                      Distribution' means, with respect to any Distribution Date and Certificate
                                      Group, other than the Final Distribution Date with respect to such
                                      Certificate Group, the sum of the related Class A Monthly Principal
                                      Distributable Amount for such Distribution Date and any outstanding Class A
                                      Principal Shortfall Amount for such Distribution Date and on the Final
                                      Distribution Date, the related Aggregate Class A Principal Balance.

                                      So long as an Insurer Default has not occurred or is not continuing, the
                                      Class A Principal Distribution relating to the Group 1 Certificates on any
                                      Distribution Date will be distributed first, to the Class A-1 Certificates, until the Class A Principal Balance thereof is reduced to zero; second, sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5
                                      Certificates, in that order, until the respective Class A Principal Balance has been reduced to its respective Planned Balance for such Distribution
                                      Date; third, to the Class A-7-1 Component, until the Component Balance thereof is reduced to zero and then sequentially to the Class A-2, Class
                                      A-3, Class A-4 and Class A-5 Certificates, in that order, without regard to
                                      Planned Balances until the Class A Principal Balance of each such Class has been reduced to zero. On any Distribution Date during the continuance of an
                                      Insurer Default, the Class A Principal Distribution relating to the Group 1
                                      Certificates will be distributed to each Class of Group 1 Certificates outstanding on a pro rata basis in accordance with the Class Principal
                                      Balance or Component Balance of each such Class immediately prior to such
                                      Distribution Date.

                                      The Class A Principal Distribution relating to the Group 2 Certificates will be distributed sequentially, to the Class A-6 Certificates and the
                                      Class A-7-2 Component, in that order, until the Class A Principal Balance or Component Balance, respectively, has been reduced to zero.

                                      'Class A Monthly Principal Distributable Amount' means, with respect to any
                                      Distribution Date and Certificate Group, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period (as defined below): (i) each payment of principal on a
                                      Mortgage Loan in the related Loan Group received by the Master Servicer during such Due Period, including all full and partial principal prepayments, (ii) the Principal Balance as of the end of the immediately preceding Due Period of each Mortgage Loan in such Loan Group that became a
                                      Liquidated Mortgage Loan during the related Due Period, (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective
                                      Mortgage Loans in the related Loan Group and the principal portion of the amount received in connection with the termination of the Trust allocable to the related Loan Group (as described

                                      in 'THE CERTIFICATES--Termination; Purchase of Mortgage Loans'), in each case with respect to such Due Period, (iv) any Substitution Adjustment
                                      Amounts received on or prior to the previous Determination Date and not yet distributed with respect to the related Loan Group and (v) with respect to the first Distribution Date, the amount, if any, transferred from the
                                      Funding Account into the Distribution Account in respect of such
                                      Certificate Group.

                                      'Class A Principal Shortfall Amount' means, with respect to any
                                      Distribution Date and Certificate Group, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding
                                      Distribution Date and any outstanding Class A Principal Shortfall Amount with respect to such Certificate Group on such preceding Distribution Date over the amount in respect of principal that is actually distributed to the
                                      Class A Certificateholders of such Certificate Group on such preceding
                                      Distribution Date.

                                      'Due Period' means, with respect to any Determination Date or Distribution
                                      Date, the calendar month immediately preceding such Determination Date or
                                      Distribution Date, as the case may be.

                                      For a description of a 'Liquidated Mortgage Loan' see 'DESCRIPTION OF THE
                                      CERTIFICATES--Principal' herein.

                                      The last scheduled Distribution Date for each Class of Offered Certificates is as follows: Class A-1 Certificates, February 25, 2011, Class A-2
                                      Certificates, May 25, 2013, Class A-3 Certificates, May 25, 2013, Class A-4
                                      Certificates, May 25, 2013, Class A-5 Certificates, June 25, 2028, Class
                                      A-6 Certificates, November 25, 2017, and Class A-7 Certificates, June 25,
                                      2028. It is expected that the actual last Distribution Date for each Class of Offered Certificates will occur significantly earlier than such scheduled Distribution Dates. See 'PREPAYMENT AND YIELD CONSIDERATIONS.'

The Policy..........................  The Policy will unconditionally and irrevocably guarantee principal payments (as described in the next sentence) on the Class A Certificates plus accrued and unpaid interest due on the Class A Certificates. On each
                                      Distribution Date, a draw will be made on the Policy equal to the sum of
                                      (a) the Deficiency Amount for such Distribution Date and (b) any Preference
                                      Amount (each, as defined herein under 'DESCRIPTION OF THE CERTIFICATES--The
                                      Policy'). In addition, the Policy will guarantee the payment in full of the applicable Aggregate Class A Principal Balance to the Group 1 Certificates
                                      and the Group 2 Certificates on the Distribution Date in June 2028 and June
                                      2028, respectively (each, a 'Final Distribution Date') (after giving effect to all other distributions of principal on such Classes on such
                                      Distribution Date).

                                      In the absence of payments under the Policy, Class A Certificateholders will directly bear the credit and other risks associated with their undivided interest in the Trust. See 'DESCRIPTION OF THE CERTIFICATES-- The
                                      Policy,' herein.

The Certificate Insurer.............  MBIA Insurance Corporation, a New York stock insurance company (the
                                      'Certificate Insurer'). See 'DESCRIPTION OF THE CERTIFICATES--The Policy'
                                      and 'THE CERTIFICATE INSURER' herein. The Certificate Insurer will issue the Policy pursuant to the terms of an Insurance Agreement, to be dated as of June 1, 1998 (the 'Insurance

                                      Agreement') among the Seller, the Master Servicer, the Trustee and the
                                      Certificate Insurer.

Spread Account......................  In accordance with the Agreement, the Trustee will be required to establish and maintain an account (the 'Spread Account') for the benefit of the
                                      Certificate Insurer and the Certificateholders. Any amounts on deposit in the Spread Account in respect of a Certificate Group will be available to the Trustee to pay principal or interest due and payable on the Class A
                                      Certificates prior to a draw on the Policy. See 'DESCRIPTION OF THE
                                      CERTIFICATES--Spread Account' herein.

Servicing...........................  The Master Servicer will be responsible for servicing, managing and making collections on the Mortgage Loans. The Master Servicer will deposit all collections in respect of the Mortgage Loans into the Collection Account as described herein. On the eighteenth day of the month (each, a
                                      'Determination Date'), the Master Servicer will deliver such information reasonably required by the Trustee in order for the Trustee to calculate the amounts to be paid, as described herein, to the Certificateholders on the next Distribution Date. See 'DESCRIPTION OF THE
                                      CERTIFICATES--Priority of Distributions.' With respect to each Due Period, the Master Servicer will receive from payments in respect of interest on the Mortgage Loans, on behalf of itself, a portion of such payments as a monthly servicing fee (the 'Master Servicing Fee') in the amount of 0.50%
                                      per annum (the 'Master Servicing Fee Rate') on the Principal Balance of
                                      each Mortgage Loan as of the first day of each such Due Period. See
                                      'DESCRIPTION OF THE CERTIFICATES--Servicing Compensation and Payment of
                                      Expenses.' In certain limited circumstances, the Master Servicer may resign or be removed, in which event either the Trustee or a third-party servicer will be appointed as successor master servicer. See 'DESCRIPTION OF THE
                                      CERTIFICATES--Certain Matters Regarding the Master Servicer' herein.

Trustee.............................  Bankers Trust Company of California, N.A., a national banking association
                                      (the 'Trustee').

Monthly Advances....................  The Master Servicer is required to remit to the Trustee no later than three
                                      Business Days prior to each Distribution Date, for deposit in the
                                      Distribution Account, an amount equal to interest due but not received on each Mortgage Loan during the related Due Period (net of the Master
                                      Servicing Fee) (a 'Monthly Advance'). With respect to any Balloon Loan that is delinquent on its maturity date, the Master Servicer will continue to make Monthly Advances with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable
                                      Loan Rate (net of the Master Servicing Fee). Such obligation of the Master
                                      Servicer continues with respect to each Mortgage Loan until such Mortgage
                                      Loan becomes a Liquidated Mortgage Loan. The Master Servicer is not
                                      required to make any Monthly Advances including, without limitation,
                                      Monthly Advances with respect to Balloon Loans, which it determines would be nonrecoverable. Monthly Advances are reimbursable to the Master Servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest on the Class A Certificates.
                                      See 'DESCRIPTION OF THE CERTIFICATES--Advances' herein.

Prepayment Interest
  Shortfalls and Civil
  Relief Act Interest Shortfalls....  Not later than the Determination Date, the Master Servicer is required to remit to the Trustee, without any right of reimbursement, an amount equal to, with respect to each Mortgage Loan as to which a principal prepayment in full was received during the related Due Period, the lesser of (a) the excess, if any, of 30 days' interest on the Principal Balance of such
                                      Mortgage Loan at the Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan because of application of the Soldiers' and Sailors'
                                      Civil Relief Act of 1940, as amended (the 'Civil Relief Act')), minus the
                                      Master Servicing Fee for such Mortgage Loan over the amount of interest actually paid by the related Mortgagor in connection with such principal prepayment in full (with respect to all such Mortgage Loans, the
                                      'Prepayment Interest Shortfall') and (b) the aggregate Master Servicing Fee received by the Master Servicer in the most recently ended Due Period.

                                      Civil Relief Act Interest Shortfalls will not be covered by the Policy, although Prepayment Interest Shortfalls, after application of the Master
                                      Servicing Fee for the related Due Period will be so covered. The Master
                                      Servicer is not obligated to offset any of the Master Servicing Fee against, or to provide any other funds to cover, any shortfalls in interest collections on the Mortgage Loans that are attributable to the application of the Civil Relief Act ('Civil Relief Act Interest Shortfalls'). See 'RISK
                                      FACTORS--Payments on the Mortgage Loans' herein.

Optional Termination................  The Seller may, at its option, terminate the Agreement on any Distribution
                                      Date following the Due Period at the end of which the aggregate Principal
                                      Balance of the Mortgage Loans is less than 5% of the sum of the Principal
                                      Balances of the Initial Mortgage Loans and Subsequent Mortgage Loans as of
                                      the applicable Cut-Off Dates at the price described herein under
                                      'DESCRIPTION OF THE CERTIFICATES--Termination; Purchase of Mortgage Loans.'

Certain Federal Tax
  Considerations....................  In the opinion of Brown & Wood LLP, special tax counsel to the Trust and counsel to the Underwriters, for federal income tax purposes the Trust created by the Agreement (exclusive of the Funding Account, the Spread
                                      Account and the Net Funds Cap Carryover Reserve Accounts) will be treated as two 'real estate mortgage investment conduits' (the 'Master REMIC' and the 'Subsidiary REMIC' and each, a 'REMIC'). The Offered Certificates, including each Class A-7 Component (exclusive of the right of the Class A-6 and Class A-7 Certificates to receive amounts in respect of any related Net
                                      Funds Cap Carryover Amount from the applicable Net Funds Cap Carryover
                                      Reserve Account) and the Class X Certificates will constitute 'regular interests' in the Master REMIC and will be treated as debt instruments of the Trust for federal income tax purposes. Each of the Class R-1 and Class
                                      R-2 Certificates will constitute the sole class of 'residual interest' in the Subsidiary REMIC and the Master REMIC, respectively, and will be a
                                      Class of Residual Certificates, as described in the Prospectus.

                                      The holders of the Offered Certificates will be required to include interest on such Certificates in income in accordance with the accrual method of accounting. Each holder of a Class A-6 and Class A-7 Certificate will be required to allocate a portion of the purchase price paid for such

                                      Certificates to the right to receive payments from the applicable Net Funds
                                      Cap Carryover Reserve Account in respect of the related Net Funds Cap
                                      Carryover Amount. The value of the right to receive any such Net Funds Cap
                                      Carryover Amount is a question of fact which could be subject to differing interpretations. Because any applicable Net Funds Cap Carryover Amount is treated as a separate right of the Class A-6 and Class A-7 Certificates not payable by the REMICs, such right will not be treated as a qualifying asset for any Certificateholder that is a mutual savings bank, domestic building and loan association, real estate investment trust, or real estate mortgage investment conduit and any amounts received from the applicable Net Funds
                                      Cap Carryover Reserve Account will not be qualifying real estate income for real estate investment trusts.

                                      The Offered Certificates may, depending on their issue price, be treated as having been issued with original issue discount for federal income tax purposes. For further information regarding the federal income tax consequences of investing in the Offered Certificates, see 'CERTAIN FEDERAL
                                      INCOME TAX CONSEQUENCES' herein and 'FEDERAL INCOME TAX CONSEQUENCES' in the Prospectus.

ERISA Considerations................  The acquisition of an Offered Certificate by a pension or other employee benefit plan (a 'Plan') subject to the Employee Retirement Income Security
                                      Act of 1974, as amended ('ERISA'), or to Section 4975 of the Code could, in some instances, result in a 'prohibited transaction' or other violation of the fiduciary responsibility provisions of ERISA and Code Section 4975.
                                      Certain exemptions from the prohibited transaction rules could be applicable to the acquisition of such Offered Certificates. Any Plan fiduciary considering whether to purchase any Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the provisions of ERISA and the Code.

                                      Subject to the considerations and conditions described under 'ERISA
                                      CONSIDERATIONS' herein, it is expected that the Offered Certificates may be purchased by a Plan.

Legal Investment
  Considerations....................  The Offered Certificates will not constitute 'mortgage related securities'
                                      for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                      ('SMMEA'), because some of the Mortgages securing the Mortgage Loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the Offered Certificates. See 'LEGAL
                                      INVESTMENT CONSIDERATIONS' herein and 'LEGAL INVESTMENT' in the Prospectus.

Certificate Rating..................  It is a condition to the issuance of the Offered Certificates that they receive ratings of 'AAA' by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P') and Fitch IBCA, Inc.
                                      ('Fitch') and 'Aaa' by Moody's Investors Service, Inc. ('Moody's,' and,
                                      together with S&P and Fitch, the 'Rating Agencies'). In general, ratings address credit risk and do not address the likelihood of prepayments or the payment of any Net Funds Cap Carryover Amounts. See 'RATINGS' herein and
                                      'RISK FACTORS--Rating of the Securities' in the Prospectus.

                                  RISK FACTORS

     Consequences on Liquidity and Payment Delay Because of Owning Book-Entry Certificates. Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates. Since transactions in the Offered Certificates can be effected only through DTC, CEDEL, Euroclear, participating organizations, indirect participants and certain banks, the ability of a Certificate Owner to pledge an Offered Certificate to persons or entities that do not participate in the DTC, CEDEL or Euroclear system or otherwise to take actions in respect of such Certificates, may be limited due to lack of a physical certificate representing the Offered Certificates. Certificate Owners may experience some delay in their receipt of distributions of interest and principal on the Offered Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein under 'DESCRIPTION OF THE CERTIFICATES--Book-Entry Certificates') which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. See 'DESCRIPTION OF THE CERTIFICATES--Book-Entry Certificates' herein.

     Cash Flow Considerations and Risks of Shortfall. With respect to 32.93% of the Loan Group 1 Initial Mortgage Loans (by Cut-Off Date Loan Group 1 Initial Principal Balance), collections on such Mortgage Loans may vary because, among other things, the monthly payments of principal required to be made by borrowers will not be sufficient to amortize such Mortgage Loans by their maturity (collectively, 'Balloon Loans'). With respect to the Balloon Loans, general credit risk may also be greater to holders of Group 1 Certificates than to holders of instruments representing interests in level payment fully amortizing first mortgage loans. The ability of a borrower to make a balloon payment may depend on the ability of the borrower to obtain refinancing of the balance due on a Balloon Loan. An increase in interest rates over the Loan Rate applicable at the time a Balloon Loan was originated may have an adverse effect on the borrower's ability to obtain refinancing or to pay the required monthly payment.

     Risk of Early Defaults. All of the Initial Mortgage Loans were originated within 20 months prior to the Cut-Off Date. The weighted average remaining term to stated maturity of the Initial Mortgage Loans in Loan Group 1 and Loan Group 2 as of the Cut-Off Date is approximately 254 months and 359 months, respectively. Although little data is available, defaults on mortgage loans, including mortgage loans similar to the Initial Mortgage Loans, are generally expected to occur with greater frequency in the early years of the terms of mortgage loans.

     Prepayment Considerations and Effect on Yield to Maturity and Weighted Average Life of Certificates. All of the Initial Mortgage Loans may be prepaid in whole or in part at any time. However, approximately 64.14% of the Initial Mortgage Loans (by Cut-Off Date Initial Pool Principal Balance) are subject to prepayment penalties which vary from jurisdiction to jurisdiction. Home equity loans, such as the Mortgage Loans, have been originated in significant volume only during the past few years and Provident is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than purchase money first mortgage loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, all of the Mortgage Loans contain due-on-sale provisions and the Master Servicer will be required by the Agreement to enforce such provisions unless (i) such enforcement is not permitted by applicable law or
(ii) the Master Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Mortgage Loan. See 'CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses in Mortgage Loans' in the Prospectus.

     Certificate Rating Based Primarily on Claims-Paying Ability of the Certificate Insurer. The rating of the Offered Certificates will depend primarily on an assessment by the Rating Agencies of the Mortgage Loans and upon the claims-paying ability of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the rating initially given to the Offered Certificates may result in a reduction in the rating of the Offered Certificates. The rating by the Rating Agencies of the Offered Certificates is not a recommendation to purchase, hold or sell the Offered Certificates, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the Rating Agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments. The ratings of the Offered Certificates do not address the possibility of the imposition of United States withholding tax with respect to non-U.S. persons.

     Nature of Collateral. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delays could be encountered in connection with the liquidation of Mortgage Loans that are delinquent and resulting shortfalls in distributions to Class A Certificateholders could occur if the Certificate Insurer were unable to perform its obligations under the Policy. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the proceeds payable to Certificateholders and thereby reduce the security for the Mortgage Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Mortgage Loans, Class A Certificateholders could experience a loss.

     The Initial Mortgage Loans are secured by first and second mortgages or deeds of trust (representing approximately 94.53% and 5.47% of the Cut-Off Date Initial Pool Principal Balance, respectively). With respect to Mortgage Loans that are junior in priority to liens having a first priority with respect to the related Mortgaged Property ('First Liens'), the Master Servicer has the power under certain circumstances to consent to a new mortgage lien on such Mortgaged Property having priority over such Mortgage Loan in connection with the refinancing of such First Lien. Mortgage Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate, the Spread Account is depleted and the Certificate Insurer is unable to perform its obligations under the Policy, the Trust and, accordingly, the Certificateholders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is sought and
(ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See 'CERTAIN LEGAL ASPECTS OF LOANS' in the Prospectus.

     Legal Considerations Resulting from Sale Treatment. The sale of the Mortgage Loans from the Seller to the Trust will be treated by the Seller and the Trust as a sale of the Mortgage Loans. The Seller will warrant that such transfer is a sale of its interest in the Mortgage Loans. In the event of an insolvency of the Seller, it is possible that a receiver or conservator for, or a creditor of, the Seller, may argue that the sale of the Mortgage Loans by the Seller was a pledge of such Mortgage Loans in connection with a borrowing by the Seller rather than a true sale. Such an attempt, even if unsuccessful, could result in delays in distributions on the Offered Certificates.

     The terms of the Agreement provide that the Seller will maintain possession of the documentation relating to each Mortgage Loan (the 'Mortgage File'), other than the Mortgage Notes, which will be delivered to the Trustee on the Closing Date, and the assignments of each Mortgage, which will be delivered to the Trustee in recordable form within 90 days of the Closing Date. Within 30 days of the occurrence of an Assignment Event, the Seller, at its expense, is required to deliver the remainder of each Mortgage File to the Trustee and to either cause the assignments of each Mortgage to be recorded, at its expense, or to deliver to the Trustee an opinion of counsel to the effect that recordation of such assignments is not necessary in order to perfect the interests of the Trust in such Mortgages. Prior to recording, the interest of the Trustee in the Mortgage Loans and the proceeds thereof may be subject to the claims of creditors or to sale to a third party, as well as to a receiver or conservator appointed in the event of the insolvency of the Seller.

     An 'Assignment Event' will occur on the 30th day following either (i) the occurrence and continuance of an Event of Default, (ii) the reduction of the Seller's long-term unsecured debt rating below 'Baa2' by Moody's or 'BBB' by S&P or Fitch or (iii) the suspension, termination or withdrawal of the Seller's long-term unsecured debt rating by Moody's or S&P.

     Subsequent Mortgage Loans. The Seller will not select Subsequent Mortgage Loans in a manner that it believes is adverse to the interest of the Class A Certificateholders and the Certificate Insurer. However, Subsequent Mortgage Loans originated or purchased by the Seller and sold to the Trust may be of a different credit quality. Following the transfer of Subsequent Mortgage Loans to the Trust, the aggregate characteristics of the Mortgage Loans then held in the Trust may vary from those of the Initial Mortgage Loans. See 'DESCRIPTION OF THE MORTGAGE LOANS--Conveyance of Subsequent Mortgage Loans' herein.

     In the event that on the Closing Date the Loan Group Principal Balance of the Mortgage Loans in a Loan Group is less than the related Aggregate Class A Principal Balance, the holders of the Class A Certificates of the related Certificate Group then entitled to distributions of principal will receive, on the first Distribution Date, an additional distribution allocable to principal in an amount equal to such difference.

     The ability of the Trust to invest in Subsequent Mortgage Loans is largely dependent upon the ability of the Seller to originate and/or purchase additional loans. The ability of the Seller to originate and/or purchase additional loans may be affected as a result of a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, the Seller is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect the Seller's ability to originate or purchase additional loans and therefore the availability of Subsequent Mortgage Loans.

     Payments on the Mortgage Loans and Effect of Reduced Payments of Interest on the Mortgage Loans. When a principal prepayment in full is made on a Mortgage Loan, the Mortgagor is charged interest only up to the date of such prepayment, instead of for a full month which may result in a Prepayment Interest Shortfall. The Master Servicer is obligated to pay, without any right of reimbursement, those shortfalls in interest collections that are attributable to Prepayment Interest Shortfalls, but only to the extent of the Master Servicing Fee for the related Due Period (any such payment, 'Compensating Interest'). The Master Servicing Fee will not be available to cover any shortfalls in interest collections on the Mortgage Loans that are attributable to Civil Relief Act Interest Shortfalls. Civil Relief Act Interest Shortfalls will not be covered by payments under the Policy, although Prepayment Interest Shortfalls, after application of the Master Servicing Fee as described above, will be so covered.

     Underwriting Standards. As described herein, the Seller's underwriting standards generally are less stringent than those of FNMA or FHLMC with respect to a borrower's credit history and in certain other respects. A borrower's past credit history may not preclude the Seller from making a loan; however, it will reduce the size (and consequently the Combined Loan-to-Value Ratio) of the loan that the Seller is willing to make. As a result of this approach to underwriting, the Mortgage Loans in the Mortgage Pool may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a more traditional manner.

     Risk of Losses as a Result of Geographic Concentration. The Mortgaged Properties relating to the Initial Mortgage Loans are located in 41 states and the District of Columbia. However, approximately 18.48% (by Cut-Off Date Initial Pool Principal Balance) of the Mortgaged Properties relating to the Initial Mortgage Loans are located in Ohio. To the extent that Ohio may experience in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally, the Mortgage Loans in the Mortgage Pool may experience higher rates of delinquencies, defaults and foreclosures than otherwise would be the case. The Seller can neither quantify the impact of any recent property value declines on the Mortgage Loans nor predict whether, to what extent or for how long such declines may continue.

     Effect of Mortgage Loan Yield on Certificate Rate. The Loan Rates on the Mortgage Loans in Loan Group 1 are fixed whereas the Certificate Rates on the Class A-1 Certificates and Class A-7-1 Component adjust monthly based on the LIBOR Index and are limited by the Group 1 Net Funds Cap (unless, with respect to the Class A-7-1 Component, the related Net Funds Cap Carryover Amount (the payment of which is not insured by the Certificate Insurer and the payment of which is not rated) is funded in full). Consequently, the actual Certificate Rates on the Class A-1 Certificates or the Class A-7-1 Component for such Distribution Date may not equal the related Formula Rate for such Distribution Date. In an economic environment with increasing interest rates, it is more likely that such Certificates will be subject to the Group 1 Net Funds Cap.

     The Certificate Rates on the Class A-6 Certificates and Class A-7-2 Component are based upon the value of the Federal Funds Rate and LIBOR Index, respectively, which may be different from the value of the Loan Index, as described under 'The Mortgage Pool--Loan Group 2 Statistics.' The Mortgage Loans in Loan Group 2, after the applicable Initial Period, adjust semi-annually based upon the Loan Index, whereas the Certificate Rate on the Class A-6 Certificates adjusts daily based on the Federal Funds Rate and the Certificate Rate on the Class A-7-2

Component adjusts monthly based on the LIBOR Index and both the Class A-6 Certificates and the Class A-7-2 Component are limited by the Group 2 Net Funds Cap (unless the related Net Funds Cap Carryover Amount (the payment of which is not insured by the Certificate Insurer and the payment of which is not rated) is funded in full). Consequently, the actual Certificate Rates on the Class A-6 Certificates or the Class A-7-2 Component, for any day with respect to the Class A-6 Certificates or any Distribution Date with respect to the Class A-7-2 Component, may not equal the related Formula Rate for such Distribution Date. In particular, the Loan Rates on the Mortgage Loans in Loan Group 2 adjust less frequently and do not adjust during the Initial Period for such Mortgage Loans, with the result that the actual Certificate Rates on such Classes and Component may be lower than the related Formula Rate for extended periods. In addition, the LIBOR Index and the Federal Funds Rate may respond differently than the Loan Index to changes in economic and market conditions, and there are not necessarily any correlations between the Indexes. Thus, it is possible, for example, that the LIBOR Index or the Federal Funds Rate or both could rise during periods in which the Loan Index is falling or that, even if the LIBOR Index or the Federal Funds Rate and the Loan Index rise during the same period, they may rise at different rates as a result of which the LIBOR Index or the Federal Funds Rate or both could rise much more rapidly than the Loan Index.

     Approximately 6.71% of the Loan Group 2 Initial Mortgage Loans (by Cut-Off Date Loan Group 2 Initial Principal Balance) have fixed interest rates for a six-month Initial Period following origination and adjust semi-annually thereafter, approximately 6.96% of the Loan Group 2 Initial Mortgage Loans (by Cut-Off Date Loan Group 2 Initial Principal Balance) have fixed interest rates for a two-year Initial Period following origination and adjust semi-annually thereafter and approximately 86.33% of the Loan Group 2 Initial Mortgage Loans (by Cut-Off Date Loan Group 2 Initial Principal Balance) have fixed interest rates for a three-year Initial Period following origination and adjust semi-annually thereafter. Mortgage Loans subject to an Initial Period are more likely to be subject to the Periodic Rate Cap on their first Change Date.

                            THE CERTIFICATE INSURER

     The information set forth in this section and in the financial statements of the Certificate Insurer incorporated by reference herein as described below have been provided by the Certificate Insurer. No representation is made by the Underwriter, the Seller, the Trustee, the Master Servicer or any of their affiliates as to the accuracy or completeness of any such information.

     The Certificate Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company ('MBIA, Inc'). MBIA, Inc. is not obligated to pay the debts of or claims against the Certificate Insurer. The Certificate Insurer is domiciled in the State of New York and licensed to do business in and is subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Certificate Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Certificate Insurer, changes in control and transactions among affiliates. Additionally, the Certificate Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     Effective February 17, 1998, MBIA, Inc. acquired all the outstanding stock of Capital Markets Assurance Corporation ('CMAC') through a merger with its parent CapMAC Holdings Inc. Pursuant to a reinsurance agreement CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to the Certificate Insurer. MBIA, Inc. is not obligated to pay the debts of or claims against CMAC.

     The consolidated financial statements of the Certificate Insurer, a wholly owned subsidiary of MBIA, Inc., and its subsidiaries as of December 31, 1997 and December 31, 1996 and for each of the three years in the period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA, Inc. for the year ended December 31, 1997 and the consolidated financial statements of the Certificate Insurer and its subsidiaries as of March 31, 1998 and for the three month periods ending March 31, 1998 and March 31, 1997 included in the Quarterly Report on Form 10-Q for the period ending March 31, 1998 are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

     All financial statements of the Certificate Insurer and its subsidiaries included in documents filed by MBIA, Inc. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Offered Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

     The tables below present selected financial information of the Certificate Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ('SAP') and generally accepted accounting principles ('GAAP'):

                                                                            SAP
                                                          ---------------------------------------
                                                          DECEMBER 31, 1997        MARCH 31, 1998
                                                          -----------------    ------------------
                                                              (AUDITED)             (UNAUDITED)
                                                                       (IN MILLIONS)
Admitted Assets........................................        $ 5,256               $5,475
Liabilities............................................          3,496                3,658
Capital and Surplus....................................          1,760                1,817

                                                                           GAAP

  ---------------------------------------
                                                          DECEMBER 31, 1997        MARCH 31, 1998
                                                          -----------------    ------------------
                                                              (AUDITED)             (UNAUDITED)
                                                                       (IN MILLIONS)
Assets.................................................        $ 5,988               $6,196
Liabilities............................................          2,624                2,725
Shareholder's Equity...................................          3,364                3,471

     Copies of the financial statements of the Certificate Insurer incorporated by reference herein and copies of the Certificate Insurer's 1997 year-end audited financial statements prepared in accordance with statutory accounting practices are available, without charge, from the Certificate Insurer. The address of the Certificate Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Certificate Insurer is (914) 273-4545.

     The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Policy and the Certificate Insurer set forth under the headings 'THE CERTIFICATE INSURER' and 'DESCRIPTION OF THE CERTIFICATES--The Policy.' Additionally, the Certificate Insurer makes no representation regarding the Certificates or the advisability of investing in the Certificates.

     Moody's Investors Service, Inc. rates the claims paying ability of the Certificate Insurer 'Aaa'.

     Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. rates the claims paying ability of the Certificate Insurer 'AAA'.

     Fitch IBCA, Inc. (formerly known as 'Fitch Investors Services, L.P.') rates the claims paying ability of the Certificate Insurer 'AAA'.

     Each rating of the Certificate Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Certificate Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the Certificates, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Certificates. The Certificate Insurer does not guaranty the market price of the Certificates nor does it guaranty that the ratings on the Certificates will not be revised or withdrawn.

                               THE PROVIDENT BANK

     Provident will be responsible for servicing the Mortgage Loans for the Trust in accordance with the terms of the Agreement. See '--Servicing and Collection Procedures.'

     Provident is the principal banking subsidiary of Provident Financial Group, Inc., a Cincinnati based commercial banking and financial services holding company registered under the Bank Holding Company Act. Provident Financial Group, Inc. operates throughout Ohio, Northern Kentucky, Southeastern Indiana and Florida. As of March 31, 1998, Provident Financial Group, Inc. had total assets of $7.7 billion, net loans and leases of $5.2 billion, deposits of $5.0 billion and total shareholders' equity of $672 million. Provident Financial Group, Inc.'s tier 1 and total risked-based capital ratios were 9.80% and 13.06%, respectively. For the three-months ended March 31, 1998, Provident Financial Group, Inc. had net earnings of $30.4 million. Provident represents approximately 92% of Provident Financial Group, Inc.'s assets.

CREDIT AND UNDERWRITING GUIDELINES

     The following is a description of the underwriting guidelines customarily employed by Provident with respect to Mortgage Loans which it purchases or originates. Each Mortgage Loan was underwritten according to these guidelines. Provident believes its guidelines are consistent with those utilized by home equity lenders generally. The underwriting process is intended to assess both the prospective borrower's ability to repay and the adequacy of the real property security as collateral for the loan granted. In certain cases, loans may be made outside of those guidelines with the prior approval of an underwriting manager of Provident.

     Provident generally originates or purchases loans which either fully amortize over a period not to exceed 360 months or provide for amortization over a 360 month schedule with a 'balloon' payment required at the maturity date, which generally will not be less than fifteen (15) years after origination. The loan amounts generally range from a minimum of $10,000 to a maximum of $500,000 unless a higher amount is specifically approved by a senior official of Provident. Provident primarily originates or purchases non-purchase money first or second mortgage loans although Provident also originates purchase money first mortgage loans.

     The homes used for collateral to secure the loans may be either primary residential (which includes second and vacation homes) or investor owned one- to four-family homes, condominiums, townhouses or manufactured housing. Generally, each home must have a minimum appraised value as described below. Mobile housing or agricultural land are not accepted as collateral. In some cases, the loan may be secured by the owner-occupied residence plus additional collateral.

     Each property proposed as security for a loan must be appraised within six months prior to the date of such loan. The Combined Loan-to-Value Ratio of the first and second mortgages generally may not exceed 85%. If a prior mortgage exists, Provident first reviews the first mortgage history. If it contains open-end, advance or negative amortization provisions, the maximum potential first mortgage balance is used in calculating the Combined Loan-to-Value Ratio which determines the maximum loan amount.

     For Provident's full documentation process, each mortgage applicant must provide, and Provident must verify, personal financial information. The applicant's total monthly obligations (which include principal and interest on each mortgage, tax assessments, other loans, charge accounts and all other scheduled indebtedness) generally cannot exceed 60% of the applicant's gross monthly income. Applicants who are salaried employees must provide current employment information in addition to two recent years of employment history and Provident verifies this information. Verifications are based on written confirmation from employers or a combination of the two most recent pay stubs, the two most recent years' W-2 tax forms and telephone confirmation from the employer. Self-employed applicants must be self-employed in the same field for a minimum of two years and must provide signed copies of complete federal income tax returns (including schedules) filed for the most recent two years.

     For Provident's non-income verifier program, proof of one year history of employment plus proof of current self-employed status is required. The applicant's debt-to-income ratio is calculated based on income as certified by the borrower on the application and must be reasonable. The maximum Combined Loan-to-Value ratio may not exceed 85% for the non-income verifier program.

     For potential borrowers with excellent credit histories, less stringent underwriting criteria may apply for first mortgage loans.

     A credit report by an independent credit reporting agency is required reflecting the applicant's complete credit history. The credit report should reflect all delinquencies of 30 days or more, repossessions, judgments, foreclosures, garnishments, bankruptcies, divorce actions and similar adverse credit events that can be discovered by a search of public records. If the report is obtained more than 60 days prior to the loan closing, Provident will determine that the reported information has not changed. Written verification is obtained of any first mortgage balance if not reported by the credit bureau.

     Generally, the applicant should have an acceptable credit history given the amount of equity available, the strength of the applicant's employment history and the level of the applicant's income to debt obligations. The rescission period (generally, a period of three days) must have expired prior to funding a loan. The rescission period may not be waived by the applicant except as permitted by law. Either an ALTA title insurance policy or an attorney's opinion of title is required for all loans.

     The applicant is required to secure property insurance in an amount sufficient to cover the new loan and any prior mortgage. If the sum of the outstanding first mortgage, if any, and the home equity loan exceeds replacement value, insurance equal to replacement value may be accepted. Provident ensures that its name and address is properly added to the 'Mortgage Clause' of the insurance policy. In the event Provident's name is added to a 'Loss Payee Clause' and the policy does not provide for written notice of policy changes or cancellation, an endorsement adding such provision is required.

     Provident's credit underwriting guidelines require that any major deferred maintenance on any property must be cured from the proceeds of the loan.

SERVICING AND COLLECTION PROCEDURES

     The following is a description of the servicing policies and procedures customarily and currently employed by Provident with respect to the portion of its mortgage loan portfolio which it services. Provident intends to service the Mortgage Loans in accordance with these policies and procedures and in accordance with the Agreement. Provident revises such policies and procedures from time to time, based upon its business judgment, in connection with changes in economic and market conditions, the mortgage loan portfolio and applicable laws and regulations. Provident advises new borrowers of its policies and procedures and of all appropriate phone numbers and addresses for Provident's servicing personnel through an introductory courtesy call.

     Servicing of Provident's mortgage loan portfolio is conducted through its principal office in Cincinnati, Ohio. Centralized controls and standards have been established by Provident for the servicing and collection of mortgage loans in its portfolio. Servicing includes, but is not limited to, post-closing loan processing, payment processing, customer service, collections and liquidations.

     Borrowers are billed monthly in advance of the date on which mortgage payments are due. Provident's collection policy emphasizes working with borrowers in default in an effort to bring payments current and to avoid foreclosures. If timely payment is not received, collection procedures are generally initiated within 5 days after the due date. Initial collection procedures involve attempting to contact the borrower, on a two-day call schedule, by telephone to make payment arrangements. Telephone contacts continue on that schedule until the mortgage loan is brought current, other payment arrangements are made or Provident determines to take other action. A standard form letter from Provident's in-house counsel is utilized when a mortgage loan becomes 30 days delinquent. This letter sets forth Provident's collection options as well as the borrower's options for curing the delinquency.

     Regulations and practices regarding the liquidation of properties (e.g. foreclosure) and the rights of the borrower in default vary greatly from state to state. Provident will decide that liquidation is the appropriate course of action only if a delinquency cannot otherwise be cured. Generally, Provident commences foreclosure proceedings when a loan becomes 60 days delinquent. If Provident determines that purchasing a property securing a mortgage loan will minimize the loss associated with it, Provident may bid at the foreclosure sale for such property or accept a deed in lieu of foreclosure.

     Any realization from the sale of foreclosed property is taken as a recovery. After Provident acquires title to a mortgaged property by foreclosure or deed in lieu of foreclosure, an approved realtor is selected to list and advertise the property for sale.

     Provident's foreclosure on property securing a junior mortgage loan will be subject to any senior mortgages. If any senior mortgage loan is in default after Provident has initiated its foreclosure action, Provident may advance funds to keep such senior mortgage loan current until such time as Provident satisfies such senior mortgage loan. Such amounts are added to the balance of the mortgage loan. In the event that foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of Provident's foreclosure action, Provident will either satisfy the senior mortgage loan at the time of the foreclosure sale or take other action to protect its interest in the related property.

DELINQUENCY EXPERIENCE

     The following table sets forth Provident's delinquency experience on its servicing portfolio of home equity loans (which includes home equity loans subserviced by others for Provident) similar to the Mortgage Loans for the periods indicated. There can be no assurance that the delinquency experience on the Mortgage Loans will be consistent with the historical information provided below. Accordingly, this information should not be considered to reflect the credit quality of the Mortgage Loans included in the Trust, or a basis of assessing the likelihood, amount or severity of losses on the Mortgage Loans. The statistical data in the table is based on all of the closed-end fixed and adjustable rate mortgage loans in Provident's servicing portfolio.

     The information in the tables below has not been adjusted to eliminate the effect of the significant growth in the size of Provident's mortgage loan portfolio during the periods shown. Accordingly, delinquency as a percentage of aggregate principal balance of mortgage loans serviced for each period may be higher than those shown if a group of mortgage loans were artificially isolated at a point in time and the information showed the activity only in that isolated group. However, since most of the mortgage loans in Provident's mortgage loan portfolio are not fully seasoned, the delinquency information for such an isolated group would also be distorted to some degree. Through March 31, 1998, Provident's mortgage loan servicing portfolio had experienced cumulative losses on liquidations of approximately $634,000 since home equity loans similar to the Mortgage Loans were first originated by Provident in September, 1995.

     The following table sets forth information relating to the delinquency experience of mortgage loans similar to and including the Mortgage Loans for the quarters ended June 30, 1997, September 30, 1997, December 31, 1997 and March 31, 1998. As of March 31, 1998, there were seventy-three real estate owned properties in Provident's mortgage loan servicing portfolio, and mortgages representing $16,711,894 of Provident's mortgage loan servicing portfolio were in bankruptcy, $11,931,143 of which are delinquent.

                                                                           QUARTER ENDED
                                        ------------------------------------------------------------------------------------
                                                                                                                    JUNE 30,
                                             MARCH 31, 1998          DECEMBER 31, 1997          SEPT. 30, 1997        1997
                                        ------------------------  ------------------------  ----------------------  --------
                                         NUMBER       DOLLAR       NUMBER       DOLLAR       NUMBER      DOLLAR      NUMBER
                                        OF LOANS      AMOUNT      OF LOANS      AMOUNT      OF LOANS     AMOUNT     OF LOANS
                                        --------  --------------  --------  --------------  --------  ------------  --------
Portfolio..............................  15,156   $1,149,259,791   13,431   $1,021,037,108   11,211   $820,937,476    7,763
Delinquency percentage (1)(2)
  30-59 days...........................   2.50%       2.64%         2.78%       2.69%         3.27%      3.36%        3.12%
  60-89 days...........................   0.90%       0.83%         1.22%       1.38%         1.03%      1.24%        1.04%
  90 days or more......................   4.12%       5.11%         3.42%       4.28%         2.81%      3.71%        2.51%
Total..................................   7.52%       8.59%         7.42%       8.36%         7.11%      8.31%        6.67%


                                            DOLLAR
                                            AMOUNT
                                         ------------
Portfolio..............................  $582,523,598
Delinquency percentage (1)(2)
  30-59 days...........................     3.12%
  60-89 days...........................     1.03%
  90 days or more......................     3.67%
Total..................................     7.82%

------------------
(1) The delinquency percentage represents the number and principal balance of mortgage loans with payments contractually past due.

(2) Includes properties in foreclosure, delinquent bankruptcies and real estate owned.

                       DESCRIPTION OF THE MORTGAGE LOANS

GENERAL

     The statistical information presented in this Prospectus Supplement is only with respect to the Initial Mortgage Loans and describes the Initial Mortgage Loans in Loan Group 1 and the Initial Mortgage Loans in Loan Group 2 based on the characteristics of such Loan Groups as of the Cut-Off Date.

     The Subsequent Mortgage Loans are expected to be purchased by the Trust from the Seller on the Closing Date. The Initial Mortgage Loans and the Subsequent Mortgage Loans, if available, to be purchased by the Trust will be originated or purchased by Provident, and sold by Provident, as Seller, to the Trust. The Agreement will provide that the Mortgage Loans, following the conveyance of the Subsequent Mortgage Loans, must in the aggregate conform to certain specified characteristics described below under '--Conveyance of Subsequent Mortgage Loans'. The Mortgaged Properties securing the Mortgage Loans consist primarily of one- to four-family residential properties. The Mortgaged Properties may be owner-occupied (which includes second and vacation homes) or non-owner occupied.

     All of the Mortgage Loans bear interest at rates (the 'Loan Rates') that are either fixed or adjustable and are evidenced by promissory notes (the 'Mortgage Notes') secured by deeds of trust or mortgages on Mortgaged Properties. The Mortgage Loans are divided into two Loan Groups. 'Loan Group 1' consists of Mortgage Loans with fixed interest rates. 'Loan Group 2' consists of Mortgage Loans with adjustable interest rates.

     As of the Cut-Off Date, the Mortgage Pool consists of 1,985 Initial Mortgage Loans with an aggregate Principal Balance as of the Cut-Off Date of $160,167,717.91 (the 'Cut-Off Date Initial Pool Principal Balance'). The Mortgage Pool consists of closed-end, fixed and adjustable rate home equity loans with remaining terms to stated maturity of not more than 360 months (including both fully amortizing and Balloon Loans). Approximately 94.53% of the Initial Mortgage Loans (by Cut-Off Date Initial Pool Principal Balance) are secured by first lien mortgages on the Mortgaged Properties and 5.47% (by Cut-Off Date Initial Pool Principal Balance) are secured by second liens on the Mortgaged Properties. As of the Cut-Off Date, approximately 0.15% of the Initial Mortgage Loans (by Cut-Off Date Initial Pool Principal Balance) were 30 to 59 days delinquent. No Initial Mortgage Loan was more than 59 days delinquent as of the Cut-Off Date (assuming for purposes of the calculation that all months have 30 days.) With respect to the Initial Mortgage Loans, the average Cut-Off Date Principal Balance was $80,689.03, the minimum Cut-Off Date Principal Balance was $5,642.87, the maximum Cut-Off Date Principal Balance was $750,000.00, the minimum Loan Rate and the maximum Loan Rate on the Cut-Off Date were 7.58% and 16.15% per annum, respectively, and the weighted average Loan Rate as of the Cut-Off Date was 10.40% per annum. The weighted average Combined Loan-to-Value Ratio of the Initial Mortgage Loans was 78.64% as of the Cut-Off Date. Approximately 14.07% of the Initial Mortgage Loans (by Cut-Off Date Initial Pool Principal Balance) are Balloon Loans. Each Initial Mortgage Loan was originated during or after November 1996. The remaining terms to stated maturity as of the Cut-Off Date of the Initial Mortgage Loans range from 59 months to 360 months; the weighted average remaining term to stated maturity of the Initial Mortgage Loans as of the Cut-Off Date is 314 months.

     The Mortgage Loans provide that interest is charged to the borrowers thereunder, and payments are due from such borrowers, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments ('Monthly Payments') made by the borrowers on the Mortgage Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

LOAN GROUP 1 STATISTICS

     The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth herein, all percentages set forth herein with respect to the Initial Mortgage Loans in Loan Group 1 are percentages of the Cut-Off Date Loan Group 1 Initial Principal Balance.

     As of the Cut-Off Date, the Initial Mortgage Loans in Loan Group 1 consisted of 1,062 loans, and the related Mortgaged Properties were located in 39 states and the District of Columbia. As of the Cut-Off Date, the

Initial Mortgage Loans in Loan Group 1 had an aggregate Principal Balance of $68,416,629.96 (the 'Cut-Off Date Loan Group 1 Initial Principal Balance'), the maximum Principal Balance of any of the Initial Mortgage Loans in Loan Group 1 was $510,000.00, the minimum Principal Balance thereof was $5,642.87, and the Principal Balance of such Initial Mortgage Loans averaged $64,422.44. As of the Cut-Off Date, the Loan Rates on the Initial Mortgage Loans in Loan Group 1 ranged from 7.75% per annum to 16.15% per annum, and the weighted average Loan Rate for the Initial Mortgage Loans in Loan Group 1 was 10.58% per annum. As of the Cut-Off Date, the original term to stated maturity for each Initial Mortgage Loan in Loan Group 1 ranged from 60 months to 360 months, the weighted average original term to stated maturity was 254 months, the remaining term to stated maturity ranged from 59 months to 360 months, the weighted average remaining term to stated maturity was 254 months and the CLTV (as defined herein) ranged from 13.33% to 90.00% with a weighted average CLTV of 77.46%. Each Initial Mortgage Loan in Loan Group 1 was originated in the period from August 1997 to May 1998. As of the Cut-Off Date, approximately 89.09% and 10.91% of the Initial Mortgage Loans in Loan Group 1 were secured by first and second liens, respectively. As of the Cut-Off Date, 67.07% of the Initial Mortgage Loans in Loan Group 1 require Monthly Payments that will fully amortize such Mortgage Loans by their respective maturity dates, and 32.93% of the Initial Mortgage Loans in Loan Group 1 are Balloon Loans. As of the Cut-Off Date, the remaining terms to stated maturity of the Balloon Loans ranged from 172 months to 180 months and the weighted average remaining term to maturity of the Balloon Loans was 179 months.

                               PRINCIPAL BALANCES
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
RANGE OF CUT-OFF DATE                                             INITIAL             INITIAL          GROUP 1 INITIAL
PRINCIPAL BALANCES                                             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------------------------------------   --------------    -----------------    -----------------
$      0.01-$ 10,000.00.....................................            4         $      34,151.15            0.05%
$ 10,000.01-$ 20,000.00.....................................           60               967,240.94            1.41
$ 20,000.01-$ 30,000.00.....................................          149             3,860,802.85            5.64
$ 30,000.01-$ 40,000.00.....................................          150             5,379,858.29            7.86
$ 40,000.01-$ 50,000.00.....................................          148             6,748,958.91            9.86
$ 50,000.01-$ 60,000.00.....................................          123             6,766,303.30            9.89
$ 60,000.01-$ 70,000.00.....................................          104             6,769,332.76            9.89
$ 70,000.01-$ 80,000.00.....................................           66             4,924,648.51            7.20
$ 80,000.01-$ 90,000.00.....................................           57             4,846,759.07            7.08
$ 90,000.01-$100,000.00.....................................           52             4,969,443.34            7.26
$100,000.01-$110,000.00.....................................           27             2,844,254.22            4.16
$110,000.01-$120,000.00.....................................           30             3,426,486.75            5.01
$120,000.01-$130,000.00.....................................           17             2,129,658.46            3.11
$130,000.01-$140,000.00.....................................           16             2,136,747.55            3.12
$140,000.01-$150,000.00.....................................            8             1,164,799.76            1.70
$150,000.01-$160,000.00.....................................           12             1,851,149.69            2.71
$160,000.01-$170,000.00.....................................            7             1,145,827.51            1.67
$170,000.01-$180,000.00.....................................            2               347,000.00            0.51
$180,000.01-$190,000.00.....................................            5               929,543.31            1.36
$190,000.01-$200,000.00.....................................            1               191,165.39            0.28
$200,000.01-$210,000.00.....................................            2               404,669.92            0.59
$210,000.01-$220,000.00.....................................            5             1,081,318.18            1.58
$220,000.01-$230,000.00.....................................            2               454,148.84            0.66
$230,000.01-$240,000.00.....................................            2               472,708.20            0.69
$240,000.01-$250,000.00.....................................            1               243,886.16            0.36
$250,000.01-$300,000.00.....................................            5             1,380,159.05            2.02
$300,000.01-$400,000.00.....................................            3             1,099,320.93            1.61
$400,000.01-$500,000.00.....................................            3             1,336,286.92            1.95
$500,000.01-$600,000.00.....................................            1               510,000.00            0.75
                                                                   ------        -----------------         -------
     Total..................................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

                      GEOGRAPHIC DISTRIBUTION BY STATE(1)
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
STATE                                                          MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----                                                          --------------    -----------------    -----------------
Arkansas....................................................           13         $     534,677.00            0.78%
Arizona.....................................................            7               453,375.77            0.66
California..................................................           20             1,547,811.24            2.26
Colorado....................................................           51             4,271,849.73            6.24
Delaware....................................................            3               346,502.00            0.51
District of Columbia........................................           10             1,171,716.70            1.71
Florida.....................................................          110             6,968,331.47           10.19
Georgia.....................................................           22             1,150,287.11            1.68
Idaho.......................................................            7               410,030.25            0.60
Illinois....................................................           62             4,105,137.45            6.00
Indiana.....................................................           82             4,563,762.58            6.67
Iowa........................................................            2                94,998.08            0.14
Kansas......................................................            8               593,550.13            0.87
Kentucky....................................................           30             1,761,847.86            2.58
Louisiana...................................................            1                32,897.99            0.05
Maryland....................................................           58             4,357,673.06            6.37
Massachussetts..............................................            1                39,777.21            0.06
Michigan....................................................           53             2,624,846.47            3.84
Minnesota...................................................           13               958,728.98            1.40
Mississippi.................................................            1                83,261.27            0.12
Missouri....................................................           30             1,505,546.89            2.20
Montana.....................................................            1                49,976.92            0.07
Nebraska....................................................            3               184,255.49            0.27
New Jersey..................................................            4               289,000.00            0.42
New Mexico..................................................            2                89,400.00            0.13
Nevada......................................................            4               439,310.86            0.64
New York....................................................           30             2,457,744.62            3.59
North Carolina..............................................           29             1,704,847.44            2.49
Ohio........................................................          182            10,247,764.19           14.98
Oklahoma....................................................            1                29,371.43            0.04
Oregon......................................................           28             2,963,311.92            4.33
Pennsylvania................................................           23             1,706,561.95            2.49
South Carolina..............................................           64             3,502,522.47            5.12
Tennessee...................................................           14               954,032.02            1.39
Texas.......................................................           16             1,101,829.44            1.61
Utah........................................................           28             1,395,760.39            2.04
Virginia....................................................            6               443,129.83            0.65
Washington..................................................           34             2,843,856.55            4.16
West Virginia...............................................            3               162,307.37            0.24
Wisconsin...................................................            6               275,037.83            0.40
                                                                   ------        -----------------         -------
       Total................................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

------------------
(1) Determined by property address designated as such in the related Mortgage.

                        COMBINED LOAN-TO-VALUE RATIOS(1)
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
COMBINED LOAN-TO-VALUE RATIO                                   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------------------                                   --------------    -----------------    -----------------
10.01%-15.00%...............................................            1         $      11,342.74            0.02%
15.01%-20.00%...............................................            1                36,000.00            0.05
20.01%-25.00%...............................................            5               145,172.91            0.21
25.01%-30.00%...............................................            5               195,993.60            0.29
30.01%-35.00%...............................................            5               148,248.43            0.22
35.01%-40.00%...............................................            5               155,018.47            0.23
40.01%-45.00%...............................................            8               537,355.89            0.79
45.01%-50.00%...............................................           27             1,172,693.84            1.71
50.01%-55.00%...............................................           21             1,188,999.59            1.74
55.01%-60.00%...............................................           28             1,247,886.28            1.82
60.01%-65.00%...............................................           49             2,839,764.37            4.15
65.01%-70.00%...............................................           61             3,446,360.72            5.04
70.01%-75.00%...............................................          157             8,979,583.81           13.12
75.01%-80.00%...............................................          337            22,280,896.78           32.57
80.01%-85.00%...............................................          297            22,755,253.85           33.26
85.01%-90.00%...............................................           55             3,276,058.68            4.79
                                                                   ------        -----------------         -------
          Total.............................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

------------------
(1) The Combined Loan-to-Value Ratios ('CLTV') shown above are equal, with respect to each Initial Mortgage Loan, to (i) the sum of (a) the original principal balance of such Initial Mortgage Loan at the date of origination plus (b) the remaining balance of the senior lien(s), if any, at the date of origination of such Initial Mortgage Loan divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Initial Mortgage Loan or (b) the purchase price of such Mortgaged Property if the proceeds of such Initial Mortgage Loan are used to purchase such Mortgaged Property.

                                 LIEN POSITION
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
LIEN POSITION                                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                                  --------------    -----------------    -----------------
First.......................................................          849         $  60,955,560.99           89.09%
Second......................................................          213             7,461,068.97           10.91
                                                                   ------        -----------------         -------
          Total.............................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

                           SECOND MORTGAGE RATIOS(1)
                                  LOAN GROUP 1

                                                                                    CUT-OFF DATE         % OF CUT-OFF
                                                                  NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                   INITIAL             INITIAL          GROUP 1 INITIAL
SECOND MORTGAGE RATIO                                           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------                                           --------------    -----------------    -----------------
10.01%-20.00%................................................           37          $  953,827,50             12.78%
20.01%-30.00%................................................           78           2,410,916.17             32.31
30.01%-40.00%................................................           50           1,876,941.86             25.16
40.01%-50.00%................................................           29           1,188,793.26             15.93
50.01%-60.00%................................................           10             505,821.00              6.78
60.01%-70.00%................................................            4             280,677.00              3.76
70.01%-80.00%................................................            2             111,200.75              1.49
80.01%-90.00%................................................            3             132,891.43              1.78
                                                                       ---        -----------------         -------
          Total..............................................          213          $7,461,068.97            100.00%
                                                                       ---        -----------------         -------
                                                                       ---        -----------------         -------

------------------
(1) Applies only to Initial Mortgage Loans in a second lien position. The Second Mortgage Ratios shown above are equal, with respect to each Initial Mortgage Loan in a second lien position, the original principal balance of such Initial Mortgage Loan at the date of origination divided by the sum of (a) the original principal balance of such Initial Mortgage Loan at the date of origination plus (b) the remaining balance of the senior lien at the date of origination of such Initial Mortgage Loan.

                                   LOAN RATES
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
LOAN RATES                                                     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------                                                     --------------    -----------------    -----------------
 7.5001%- 7.7500%...........................................            2         $     221,350.00            0.32%
 7.7501%- 8.0000%...........................................            1                52,664.63            0.08
 8.0001%- 8.2500%...........................................            6             1,214,694.55            1.78
 8.2501%- 8.5000%...........................................           13               695,569.79            1.02
 8.5001%- 8.7500%...........................................           15             1,122,109.64            1.64
 8.7501%- 9.0000%...........................................           31             1,907,278.40            2.79
 9.0001%- 9.2500%...........................................           33             2,594,405.50            3.79
 9.2501%- 9.5000%...........................................           47             3,181,902.23            4.65
 9.5001%- 9.7500%...........................................           71             5,532,001.44            8.09
 9.7501%-10.0000%...........................................           82             6,232,563.43            9.11
10.0001%-10.2500%...........................................           82             5,697,466.19            8.33
10.2501%-10.5000%...........................................           96             6,184,295.93            9.04
10.5001%-10.7500%...........................................           89             6,256,533.67            9.14
10.7501%-11.0000%...........................................          114             7,255,556.11           10.60
11.0001%-11.2500%...........................................           74             4,972,190.88            7.27
11.2501%-11.5000%...........................................           68             3,674,461.97            5.37
11.5001%-11.7500%...........................................           62             3,597,395.43            5.26
11.7501%-12.0000%...........................................           48             2,205,746.46            3.22
12.0001%-12.2500%...........................................           28             1,425,469.15            2.08
12.2501%-12.5000%...........................................           31             1,660,877.68            2.43
12.5001%-12.7500%...........................................           15               572,001.31            0.84
12.7501%-13.0000%...........................................           25             1,301,383.65            1.90
13.0001%-13.2500%...........................................            7               187,455.30            0.27
13.2501%-13.5000%...........................................            8               261,024.69            0.38
13.7501%-14.0000%...........................................            7               230,682.11            0.34
14.0001%-14.2500%...........................................            1                29,351.85            0.04
14.2501%-14.5000%...........................................            3                83,648.15            0.12
15.0001%-15.2500%...........................................            1                28,496.12            0.04
15.2501%-15.5000%...........................................            1                11,958.00            0.02
16.0001%-16.2500%...........................................            1                26,095.70            0.04
                                                                    -----        -----------------         -------
     Total..................................................        1,062         $  68,416,629.96          100.00%
                                                                    -----        -----------------         -------
                                                                    -----        -----------------         -------

                      REMAINING MONTHS TO STATED MATURITY
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
REMAINING TERM TO                                                 INITIAL             INITIAL          GROUP 1 INITIAL
STATED MATURITY                                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------                                              --------------    -----------------    -----------------
  1- 60 months..............................................            8         $     226,792.28            0.33%
 61-120 months..............................................           52             1,843,036.97            2.69
121-180 months..............................................          583            33,962,122.61           49.64
181-240 months..............................................           83             4,974,797.83            7.27
301-360 months..............................................          336            27,409,880.27           40.06
                                                                    -----        -----------------         -------
     Total..................................................        1,062         $  68,416,629.96          100.00%
                                                                    -----        -----------------         -------
                                                                    -----        -----------------         -------

                            MONTHS SINCE ORIGINATION
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
MONTHS SINCE ORIGINATION                                       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------                                       --------------    -----------------    -----------------
0 months....................................................          420         $  29,850,808.11           43.63%
1-6 months..................................................          632            37,420,828.74           54.70
7-12 months.................................................           10             1,144,993.11            1.67
                                                                   ------        -----------------         -------
     Total..................................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

                                 PROPERTY TYPE
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
PROPERTY TYPE                                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                                  --------------    -----------------    -----------------
Single-Family...............................................          901         $  58,446,391.28           85.43%
Two-to-Four Family..........................................           75             4,399,838.22            6.43
Planned Unit Development (PUD)..............................           34             2,714,812.93            3.97
Condominium.................................................           35             2,009,434.98            2.94
Other.......................................................           17               846,152.55            1.24
                                                                   ------        -----------------         -------
     Total..................................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

                                 OCCUPANCY TYPE
                                  LOAN GROUP 1

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 1           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 1 INITIAL
OCCUPANCY TYPE                                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------                                                 --------------    -----------------    -----------------
Owner Occupied..............................................          856         $  57,125,136.15           83.50%
Non-Owner Occupied..........................................          206            11,291,493.81           16.50
                                                                   ------        -----------------         -------
     Total..................................................        1,062         $  68,416,629.96          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

LOAN GROUP 2 STATISTICS

     The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth herein, all percentages set forth herein with respect to the Loan Group 2 Initial Mortgage Loans are percentages of the Cut-Off Date Loan Group 2 Initial Principal Balance.

     Substantially all of the Mortgage Loans in Loan Group 2 have Loan Rates which will adjust semi-annually (after an initial fixed rate period (an 'Initial Period') with respect to such Mortgage Loans of either six months, twenty-four months or thirty-six months) on the date set forth in the related Mortgage Note (each, a 'Change Date') to equal the sum of (i) the average of the interbank offered rates for six-month United States dollar deposits in the London market, as published in The Wall Street Journal as of the first business day of the month immediately preceding the month of the applicable Change Date (the 'Loan Index') and (ii) the number of basis points set forth in such Mortgage Note (the 'Gross Margin'), subject to rounding and to the effects of the Periodic Cap, the applicable Lifetime Cap and the applicable Lifetime Floor. The 'Periodic Cap' generally limits changes in the Loan Rate for each Initial Mortgage Loan on each Change Date to 1.00% (except (a) with respect to the first Change Date for several Mortgage Loans, the Periodic Cap may be higher and (b) for 17 Loan Group 2 Initial Mortgage Loans representing 1.50% of the Cut-Off Date Loan Group 2 Initial Principal Balance which have Periodic Caps ranging from 1.25% to 2.00%). The 'Lifetime Cap' is the maximum Loan Rate that may be borne by a Mortgage Loan in Loan Group 2 over its life. The 'Lifetime Floor' is the minimum Loan Rate that may be borne by a Mortgage Loan in Loan Group 2 over its life. The Mortgage Loans in Loan Group 2 do not negatively amortize. On each Change Date for a Mortgage Loan in Loan Group 2, the related Monthly Payment will be adjusted to an amount which will pay interest at the adjusted Loan Rate and fully amortize the then-outstanding principal balance of such Mortgage Loan over its remaining term.

     As of the Cut-Off Date, the Loan Group 2 Initial Mortgage Loans consisted of 923 loans, and the related Mortgaged Properties were located in 35 states and the District of Columbia. As of the Cut-Off Date, the Loan Group 2 Initial Mortgage Loans had an aggregate Principal Balance of $91,751,087.95 (the 'Cut-Off Date Loan Group 2 Initial Principal Balance'), the maximum Principal Balance of any of the Loan Group 2 Mortgage Loans was $750,000.00, the minimum Principal Balance thereof was $10,294.83 and the Principal Balance of such Mortgage Loans averaged $99,405.30. As of the Cut-Off Date, the Loan Rates on the Loan Group 2 Initial Mortgage Loans ranged from 7.58% per annum to 14.99% per annum, and the weighted average Loan Rate for the Loan Group 2 Initial Mortgage Loans was 10.27% per annum. As of the Cut-Off Date, the original term to stated maturity of each Loan Group 2 Initial Mortgage Loan was 360 months and the weighted average original term to stated maturity for the Loan Group 2 Initial Mortgage Loans was 360 months, the remaining term to stated maturity ranged from 342 months to 360 months, the weighted average remaining term to stated maturity was 359 months and the CLTV (as defined herein) ranged from 19.57% to 90.00% with a weighted average CLTV of 79.53%. Each Loan Group 2 Initial Mortgage Loan was originated in the period from November 1996 to May 1998. As of the Cut-Off Date, approximately 98.58% and 1.42% of the Mortgage Loans were secured by first and second liens, respectively. No Mortgage Loan in Loan Group 2 is a Balloon Loan.

     As of the Cut-Off Date, the weighted average Lifetime Cap of the Loan Group 2 Initial Mortgage Loans was approximately 17.17% per annum, with a maximum Lifetime Cap of 21.65% per annum and a minimum Lifetime Cap of 13.89% per annum; the weighted average Lifetime Floor of the Loan Group 2 Initial Mortgage Loans was approximately 9.36% per annum, with a maximum Lifetime Floor of 14.65% per annum and a minimum Lifetime Floor of 4.50% per annum; and the Loan Group 2 Initial Mortgage Loans had a weighted average Gross Margin of approximately 5.91%, with a maximum Gross Margin of 10.17% and a minimum Gross Margin of 3.00%. As of the Cut-Off Date, 6.96% of the Loan Group 2 Initial Mortgage Loans adjust after an Initial Period of two years; 86.33% of the Loan Group 2 Initial Mortgage Loans adjust after an Initial Period of three years and 6.71% adjust semi-annually as of origination. The weighted average number of months to the next Change Date of the Loan Group 2 Initial Mortgage Loans is approximately 33 months, with a maximum number of months and a minimum number of months of 37 and 1 respectively.

                               PRINCIPAL BALANCES
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
RANGE OF                                                         NUMBER OF         LOAN GROUP 2           DATE LOAN
CUT-OFF DATE                                                      INITIAL             INITIAL          GROUP 2 INITIAL
PRINCIPAL BALANCE                                              MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------                                              --------------    -----------------    -----------------
$ 10,000.01-$ 20,000.00.....................................           8          $     130,529.74            0.14%
$ 20,000.01-$ 30,000.00.....................................          29                757,306.88            0.83
$ 30,000.01-$ 40,000.00.....................................          73              2,609,352.83            2.84
$ 40,000.01-$ 50,000.00.....................................          91              4,107.950.28            4.48
$ 50,000.01-$ 60,000.00.....................................         114              6,267,365.76            6.83
$ 60,000.01-$ 70,000.00.....................................          91              5,981,965.74            6.52
$ 70,000.01-$ 80,000.00.....................................          86              6,467,854.55            7.05
$ 80,000.01-$ 90,000.00.....................................          45              3,818,262.83            4.16
$ 90,000.01-$100,000.00.....................................          72              6,908,728.20            7.53
$100,000.01-$110,000.00.....................................          41              4,297,511.31            4.68
$110,000.01-$120,000.00.....................................          51              5,878,333.76            6.41
$120,000.01-$130,000.00.....................................          27              3,381,386.92            3.69
$130,000.01-$140,000.00.....................................          29              3,916,428.77            4.27
$140,000.01-$150,000.00.....................................          24              3,459,735.19            3.77
$150,000.01-$160,000.00.....................................          11              1,715,182.20            1.87
$160,000.01-$170,000.00.....................................          15              2,482,477.62            2.71
$170,000.01-$180,000.00.....................................          20              3,532,087.49            3.85
$180,000.01-$190,000.00.....................................          10              1,852,029.13            2.02
$190,000.01-$200,000.00.....................................          17              3,303,677.80            3.60
$200,000.01-$210,000.00.....................................           4                816,775.36            0.89
$210,000.01-$220,000.00.....................................           7              1,510,993.62            1.65
$220,000.01-$230,000.00.....................................           9              2,025,617.67            2.21
$230,000.01-$240,000.00.....................................           5              1,173,376.05            1.28
$240,000.01-$250,000.00.....................................           6              1,469,549.61            1.60
$250,000.01-$300,000.00.....................................          15              4,070,854.04            4.44
$300,000.01-$400,000.00.....................................          13              4,316,196.48            4.70
$400,000.01-$500,000.00.....................................           4              1,844,346.15            2.01
$500,000.01-$600,000.00.....................................           3              1,657,711.97            1.81
$600,000.01-$700,000.00.....................................           2              1,247,500.00            1.36
$700,000.01-$800,000.00.....................................           1                750,000.00            0.82
                                                                     ---         -----------------         -------
  Total.....................................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
                                                                     ---         -----------------         -------

                      GEOGRAPHIC DISTRIBUTION BY STATE(1)
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
STATE                                                          MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----                                                          --------------    -----------------    -----------------
Arizona.....................................................            3         $     611,272.75            0.67%
California..................................................           25             4,301,194.10            4.69
Colorado....................................................           25             3,107,914.97            3.39
Connecticut.................................................            1               104,942.65            0.11
Delaware....................................................            2               102,540.00            0.11
District of Columbia........................................            4               397,667.34            0.43
Florida.....................................................           96             8,646,335.55            9.42
Georgia.....................................................           16             1,407,901.90            1.53
Idaho.......................................................           17             1,627,230.81            1.77
Illinois....................................................           74             8,991,389.12            9.80
Indiana.....................................................           53             3,188,419.15            3.48
Iowa........................................................            1                34,636.23            0.04
Kansas......................................................            8               962,911.27            1.05
Kentucky....................................................           16             1,193,476.13            1.30
Maryland....................................................           25             2,601,506.42            2.84
Michigan....................................................           56             6,007,033.35            6.55
Minnesota...................................................           50             4,526,088.33            4.93
Missouri....................................................           33             2,636,079.53            2.87
Mississippi.................................................            2                77,982.50            0.08
North Carolina..............................................           16             1,081,644.62            1.18
New Jersey..................................................            2               303,400.00            0.33
New Mexico..................................................            1               234,250.32            0.26
Nevada......................................................            2               234,066.72            0.26
New York....................................................           26             1,967,635.80            2.14
Ohio........................................................          211            19,345,934.27           21.09
Oklahoma....................................................            2                60,526.51            0.07
Oregon......................................................           28             3,495,352.37            3.81
Pennsylvania................................................           22             1,830,052.63            1.99
South Carolina..............................................           47             4,604,253.10            5.02
Tennessee...................................................            2               825,650.00            0.90
Texas.......................................................            4               359,112.85            0.39
Utah........................................................            8               954,059.83            1.04
Virginia....................................................            2               519,489.11            0.57
Washington..................................................           31             4,254,307.17            4.64
Wisconsin...................................................            9               968,833.80            1.06
Wyoming.....................................................            3               185,996.75            0.20
                                                                     ----        -----------------         -------
     Total..................................................          923         $  91,751,087.95          100.00%
                                                                     ----        -----------------         -------
                                                                     ----        -----------------         -------

------------------
(1) Determined by property address designated as such in the related mortgage.

                        COMBINED LOAN-TO-VALUE RATIOS(1)
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
COMBINED LOAN-TO-VALUE RATIO                                   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------------------------------------   --------------    -----------------    -----------------
15.01%-20.00%...............................................            2         $      60,268.91            0.07%
30.01%-35.00%...............................................            2               142,633.34            0.16
35.01%-40.00%...............................................            4               292,870.20            0.32
40.01%-45.00%...............................................            5               260,128.87            0.28
45.01%-50.00%...............................................            4               250,049.28            0.27
50.01%-55.00%...............................................            9               713,494.23            0.78
55.01%-60.00%...............................................           14               798,277.77            0.87
60.01%-65.00%...............................................           34             3,845,233.65            4.19
65.01%-70.00%...............................................           46             3,550,922.90            3.87
70.01%-75.00%...............................................          138            11,834,834.75           12.90
75.01%-80.00%...............................................          290            28,407,153.24           30.96
80.01%-85.00%...............................................          314            34,066,906.41           37.13
85.01%-90.00%...............................................           61             7,528,314.40            8.21
                                                                     ----        -----------------         -------
          Total.............................................          923         $  91,751,087.95          100.00%
                                                                     ----        -----------------         -------
                                                                     ----        -----------------         -------

------------------
(1) The Combined Loan-to-Value Ratios ('CLTV') shown above are equal, with respect to each Initial Mortgage Loan, to (i) the sum of (a) the original principal balance of such Initial Mortgage Loan at the date of origination plus (b) the remaining balance of the senior lien(s), if any, at the date of origination of such Initial Mortgage Loan divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of such Initial Mortgage Loan or (b) the purchase price of such Mortgaged Property if the proceeds of such Initial Mortgage Loan are used to purchase such Mortgaged Property.

                                 LIEN POSITION
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE           % CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
LIEN POSITION                                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                                  --------------    -----------------    -----------------
First.......................................................          900         $  90,452,186.58           98.58%
Second......................................................           23             1,298,901.37            1.42
                                                                   ------        -----------------         -------
       Total................................................          923         $  91,751,087.95          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

                           SECOND MORTGAGE RATIOS(1)
                                  LOAN GROUP 2

                                                                                    CUT-OFF DATE         % OF CUT-OFF
                                                                  NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                   INITIAL             INITIAL          GROUP 2 INITIAL
SECOND MORTGAGE RATIO                                           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
---------------------                                           --------------    -----------------    -----------------
10.01%-20.00%................................................            8          $  222,641.74             17.14%
20.01%-30.00%................................................            6             277,897.75             21.39
30.01%-40.00%................................................            7             677,917.15             52.19
40.01%-50.00%................................................            2             120,444.73              9.27
                                                                    ------        -----------------         -------
       Total.................................................           23          $1,298,901.37            100.00%
                                                                    ------        -----------------         -------
                                                                    ------        -----------------         -------

------------------

(1) Applies only to Initial Mortgage Loans in a second lien position. The Second Mortgage Ratios shown above are equal, with respect to each Initial Mortgage Loan in a second lien position, the original principal balance of such Initial Mortgage Loan at the date of origination divided by the sum of (a) the original principal balance of such Initial Mortgage Loan at the date of origination plus (b) the remaining balance of the senior lien at the date of origination of such Initial Mortgage Loan.

                                   LOAN RATES
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
LOAN RATES                                                     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------                                                     --------------    -----------------    -----------------
 7.5001%- 7.7500%...........................................            2         $     343,753.67            0.37%
 7.7501%- 8.0000%...........................................            1               131,997.04            0.14
 8.0001%- 8.2500%...........................................            3               221,906.54            0.24
 8.2501%- 8.5000%...........................................           20             2,164,630.89            2.36
 8.5001%- 8.7500%...........................................           27             2,581,744.17            2.81
 8.7501%- 9.0000%...........................................           35             3,598,243.33            3.92
 9.0001%- 9.2500%...........................................           39             3,730,179.69            4.07
 9.2501%- 9.5000%...........................................           64             7,643,123.19            8.33
 9.5001%- 9.7500%...........................................          107            11,339,347.36           12.36
 9.7501%-10.0000%...........................................           93             9,336,333.11           10.18
10.0001%-10.2500%...........................................           76             8,233,193.43            8.97
10.2501%-10.5000%...........................................           86             9,362,363.13           10.20
10.5001%-10.7500%...........................................           93             8,951,593.26            9.76
10.7501%-11.0000%...........................................           76             8,000,204.93            8.72
11.0001%-11.2500%...........................................           54             3,925,581.33            4.28
11.2501%-11.5000%...........................................           34             3,832,719.26            4.18
11.5001%-11.7500%...........................................           41             2,928,306.51            3.19
11.7501%-12.0000%...........................................           24             1,539,168.68            1.68
12.0001%-12.2500%...........................................           10               475,527.41            0.52
12.2501%-12.5000%...........................................           11               920,459.90            1.00
12.5001%-12.7500%...........................................            1                52,474.10            0.06
12.7501%-13.0000%...........................................            8               594,564.35            0.65
13.0001%-13.2500%...........................................            4               801,657.94            0.87
13.2501%-13.5000%...........................................            5               357,268.11            0.39
13.5001%-13.7500%...........................................            3               132,523.57            0.14
13.7501%-14.0000%...........................................            4               475,040.39            0.52
14.5001%-14.7500%...........................................            1                33,988.91            0.04
14.7501%-15.0000%...........................................            1                43,193.75            0.05
                                                                     ----        -----------------         -------
     Total..................................................          923         $  91,751,087.95          100.00%
                                                                     ----        -----------------         -------
                                                                     ----        -----------------         -------

                      REMAINING MONTHS TO STATED MATURITY
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
REMAINING TERM TO                                                 INITIAL             INITIAL          GROUP 2 INITIAL
STATED MATURITY                                                MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------                                              --------------    -----------------    -----------------
301-360 months..............................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
     Total..................................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
                                                                     ---         -----------------         -------

                            MONTHS SINCE ORIGINATION
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
MONTHS SINCE ORIGINATION                                       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------                                       --------------    -----------------    -----------------
    0 months................................................         321          $  31,893,736.20           34.76%
 1- 6 months................................................         601             59,766,330.95           65.14
13-18 months................................................           1                 91,020.80            0.10
                                                                     ---         -----------------         -------
     Total..................................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
                                                                     ---         -----------------         -------

                                 PROPERTY TYPE
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
PROPERTY TYPE                                                  MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------                                                  --------------    -----------------    -----------------
Single-Family...............................................         755          $  75,564,395.87           82.36%
Two-to-Four Family..........................................          71              6,199,288.92            6.76
Planned Unit Development (PUD)..............................          36              5,507,614.04            6.00
Condominium.................................................          54              4,062,389.16            4.43
Other.......................................................           7                417,399.96            0.45
                                                                     ---         -----------------         -------
     Total..................................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
                                                                     ---         -----------------         -------

                                 OCCUPANCY TYPE
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
OCCUPANCY TYPE                                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------                                                 --------------    -----------------    -----------------
Owner Occupied..............................................         772          $  80,524,018.72           87.76%
Non-Owner Occupied..........................................         151             11,227,069.23           12.24
                                                                     ---         -----------------         -------
     Total..................................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
                                                                     ---         -----------------         -------

                                  GROSS MARGIN
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
MARGIN                                                         MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------                                                         --------------    -----------------    -----------------
 2.7501%- 3.0000%...........................................           1          $      55,978.92            0.06%
 3.7501%- 4.0000%...........................................           1                170,806.90            0.19
 4.2501%- 4.5000%...........................................          26              2,321,725.90            2.53
 4.5001%- 4.7500%...........................................          10              1,052,372.73            1.15
 4.7501%- 5.0000%...........................................         158             15,599,735.55           17.00
 5.0001%- 5.2500%...........................................          15              1,352,174.27            1.47
 5.2501%- 5.5000%...........................................         224             23,212,158.84           25.30
 5.5001%- 5.7500%...........................................          23              3,436,348.78            3.75
 5.7501%- 6.0000%...........................................         165             16,978,254.58           18.50
 6.0001%- 6.2500%...........................................          38              4,234,775.67            4.62
 6.2501%- 6.5000%...........................................          85              6,357,344.03            6.93
 6.5001%- 6.7500%...........................................          23              2,740,189.97            2.99
 6.7501%- 7.0000%...........................................          62              5,981,949.35            6.52
 7.0001%- 7.2500%...........................................          25              2,260,330.62            2.46
 7.2501%- 7.5000%...........................................          25              2,280,612.51            2.49
 7.5001%- 7.7500%...........................................           7                789,365.19            0.86
 7.7501%- 8.0000%...........................................           7                444,238.38            0.48
 8.0001%- 8.2500%...........................................           9                820,135.55            0.89
 8.2501%- 8.5000%...........................................           5                528,352.18            0.58
 8.5001%- 8.7500%...........................................           2                148,066.06            0.16
 9.0001%- 9.2500%...........................................           5                570,329.15            0.62
 9.2501%- 9.5000%...........................................           2                129,202.71            0.14
 9.5001%- 9.7500%...........................................           2                102,844.75            0.11
 9.7501%-10.0000%...........................................           2                131,154.97            0.14
10.0001%-10.2500%...........................................           1                 52,640.39            0.06
                                                                     ---         -----------------         -------
     Total..................................................         923          $  91,751,087.95          100.00%
                                                                     ---         -----------------         -------
                                                                     ---         -----------------         -------

                                 INITIAL PERIOD
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
INITIAL PERIOD                                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------                                                 --------------    -----------------    -----------------
6 months....................................................           54         $   6,156,873.42            6.71%
24 months...................................................           62             6,385,200.07            6.96
36 months...................................................          807            79,209,014.46           86.33
                                                                     ----        -----------------         -------
     Total..................................................          923            91,751,087.95          100.00%
                                                                     ----        -----------------         -------
                                                                     ----        -----------------         -------

                           NEXT LOAN RATE CHANGE DATE
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
NEXT CHANGE DATE                                               MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
----------------                                               --------------    -----------------    -----------------
June 1998...................................................            1         $     121,347.47            0.13%
August 1998.................................................            4               505,199.61            0.55
September 1998..............................................            6             1,035,588.39            1.13
October 1998................................................           21             2,662.613.76            2.90
November 1998...............................................           20             1,734,974.19            1.89
December 1998...............................................            2                97,150.00            0.11
December 1999...............................................            1                69,649.95            0.08
January 2000................................................            1                98,393.85            0.11
February 2000...............................................            6               805,548.59            0.88
March 2000..................................................           16             1,173,059.43            1.28
April 2000..................................................           23             2,712,335.85            2.96
May 2000....................................................           15             1,526,212.40            1.66
December 2000...............................................           11             1,080,045.06            1.18
January 2001................................................           10               574,896.67            0.63
February 2001...............................................            5               606,898.48            0.66
March 2001..................................................           43             5,683,339.44            6.19
April 2001..................................................          242            21,662,566.93           23.61
May 2001....................................................          342            35,149,667.00           38.31
June 2001...................................................          154            14,451,600.88           15.75
                                                                   ------        -----------------         -------
  Total.....................................................          923         $  91,751,087.95          100.00%
                                                                   ------        -----------------         -------
                                                                   ------        -----------------         -------

                                  LIFETIME CAP
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
LIFETIME CAP                                                   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------                                                   --------------    -----------------    -----------------
13.7501%-14.0000%...........................................            1         $      49,000.00            0.05%
14.0001%-14.2500%...........................................            1                66,739.22            0.07
14.2501%-14.5000%...........................................            1                87,300.00            0.10
14.5001%-14.7500%...........................................            5               759,308.76            0.83
14.7501%-15.0000%...........................................            5               447,236.02            0.49
15.0001%-15.2500%...........................................            6               545,793.85            0.59
15.2501%-15.5000%...........................................           22             2,614,053.81            2.85
15.5001%-15.7500%...........................................           27             2,606,508.14            2.84
15.7501%-16.0000%...........................................           46             4,804,069.87            5.24
16.0001%-16.2500%...........................................           38             3,588,982.10            3.91
16.2501%-16.5000%...........................................           71             8,290,276.06            9.04
16.5001%-16.7500%...........................................          112            11,477,215.07           12.51
16.7501%-17.0000%...........................................           89             8,978,764.33            9.79
17.0001%-17.2500%...........................................           77             8,358,320.12            9.11
17.2501%-17.5000%...........................................           78             8,260,710.20            9.00
17.5001%-17.7500%...........................................           87             8,452,065.97            9.21
17.7501%-18.0000%...........................................           73             7,647,671.90            8.34
18.0001%-18.2500%...........................................           50             3,580,080.93            3.90
18.2501%-18.5000%...........................................           33             3,732,046.19            4.07
18.5001%-18.7500%...........................................           37             2,704,091.80            2.95
18.7501%-19.0000%...........................................           20             1,231,298.26            1.34
19.0001%-19.2500%...........................................           10               475,527.41            0.52
19.2501%-19.5000%...........................................           11               742,362.67            0.81
19.5001%-19.7500%...........................................            2                94,029.07            0.10
19.7501%-20.0000%...........................................            9               916,632.25            1.00
20.0001%-20.2500%...........................................            4               801,657.94            0.87
20.2501%-20.5000%...........................................            3               225,694.75            0.25
20.5001%-20.7500%...........................................            2                90,968.60            0.10
20.7501%-21.0000%...........................................            1                45,500.00            0.05
21.2501%-21.5000%...........................................            1                43,193.75            0.05
21.5001%-21.7500%...........................................            1                33,988.91            0.04
                                                                     ----        -----------------         -------
     Total..................................................          923         $  91,751,087.95          100.00%
                                                                     ----        -----------------         -------
                                                                     ----        -----------------         -------

                                 LIFETIME FLOOR
                                  LOAN GROUP 2

                                                                                   CUT-OFF DATE         % OF CUT-OFF
                                                                 NUMBER OF         LOAN GROUP 2           DATE LOAN
                                                                  INITIAL             INITIAL          GROUP 2 INITIAL
LIFETIME FLOOR                                                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------                                                 --------------    -----------------    -----------------
 4.2501%- 4.5000%...........................................            6         $     509,250.00            0.56%
 4.5001%- 4.7500%...........................................            2               282,453.64            0.31
 4.7501%- 5.0000%...........................................           22             2,260,929.66            2.46
 5.0001%- 5.2500%...........................................            1                75,650.00            0.08
 5.2501%- 5.5000%...........................................           33             3,966,797.88            4.32
 5.5001%- 5.7500%...........................................            8             1,916,554.61            2.09
 5.7501%- 6.0000%...........................................           29             2,941,729.91            3.21
 6.0001%- 6.2500%...........................................            6               935,132.12            1.02
 6.2501%- 6.5000%...........................................           10             1,353,027.47            1.47
 6.5001%- 6.7500%...........................................            2               309,565.11            0.34
 6.7501%- 7.0000%...........................................           14             1,440,057.67            1.57
 7.0001%- 7.2500%...........................................            5               626,028.71            0.68
 7.2501%- 7.5000%...........................................           14               851,802.31            0.93
 7.5001%- 7.7500%...........................................            3               658,667.04            0.72
 7.7501%- 8.0000%...........................................            1                30,000.00            0.03
 8.0001%- 8.2500%...........................................            6               648,131.84            0.71
 8.2501%- 8.5000%...........................................           20             2,112,824.64            2.30
 8.5001%- 8.7500%...........................................           25             2,373,776.79            2.59
 8.7501%- 9.0000%...........................................           27             2,914,074.54            3.18
 9.0001%- 9.2500%...........................................           33             3,451,245.75            3.76
 9.2501%- 9.5000%...........................................           57             6,590,603.78            7.18
 9.5001%- 9.7500%...........................................           90             9,307,966.47           10.14
 9.7501%-10.0000%...........................................           83             7,702,093.33            8.39
10.0001%-10.2500%...........................................           64             6,580,798.78            7.17
10.2501%-10.5000%...........................................           73             7,559,523.71            8.24
10.5001%-10.7500%...........................................           84             7,876,722.36            8.58
10.7501%-11.0000%...........................................           60             5,740,503.33            6.26
11.0001%-11.2500%...........................................           43             2,873,770.75            3.13
11.2501%-11.5000%...........................................           25             2,318,139.64            2.53
11.5001%-11.7500%...........................................           28             1,826,910.57            1.99
11.7501%-12.0000%...........................................           18             1,114,954.29            1.22
12.0001%-12.2500%...........................................            7               354,346.94            0.39
12.2501%-12.5000%...........................................            7               640,544.78            0.70
12.7501%-13.0000%...........................................            4               306,622.49            0.33
13.0001%-13.2500%...........................................            3               764,066.06            0.83
13.2501%-13.5000%...........................................            4               267,668.11            0.29
13.5001%-13.7500%...........................................            3               132,523.57            0.14
13.7501%-14.0000%...........................................            2               101,640.39            0.11
14.5001%-14.7500%...........................................            1                33,988.91            0.04
                                                                     ----        -----------------         -------
     Total..................................................          923         $  91,751,087.95          100.00%
                                                                     ----        -----------------         -------
                                                                     ----        -----------------         -------

CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

     The Agreement permits the Trust to acquire on the Closing Date up to approximately $32,583,370.04 and $42,248,912.05 aggregate principal balance of Subsequent Mortgage Loans for Loan Group 1 and Loan Group 2, respectively. Accordingly, the statistical characteristics of the Mortgage Loans in the Trust will vary as of the Closing Date upon the acquisition of Subsequent Mortgage Loans.

     The obligation of the Trust to purchase Subsequent Mortgage Loans on the Closing Date is subject to the following requirements, any of which requirements may be waived or modified in any respect by the Certificate Insurer: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Cut-Off Date; (ii) the remaining term to stated maturity of such Subsequent Mortgage Loan will not exceed 30 years for fully amortizing loans or 15 years for 'Balloon Loans' in Loan Group 1; (iii) such Subsequent Mortgage Loan will be secured by a Mortgage in a first or second lien position; (iv) such Subsequent Mortgage Loan will not have a Loan Rate less than 7.93% per annum for Loan Group 1 and 7.58% per annum for Loan Group 2; (v) such Subsequent Mortgage Loan will be otherwise acceptable to the Certificate Insurer; (vi) such Subsequent Mortgage Loan shall be secured by a mortgage on property which, at the time of the origination of such Subsequent Mortgage Loan, has an appraised value of not more than $1,300,000; (vii) following the purchase of such Subsequent Mortgage Loans by the Trust for Loan Group 1, the Mortgage Loans in Loan Group 1 (including such Subsequent Mortgage Loans) as of the Closing Date:
(a) will have a weighted average Loan Rate of at least 10.50% per annum; (b) will have a weighted average remaining term to stated maturity of less than 257 months; (c) will have a weighted average CLTV of not more than 77.75%; (d) will not have more than 34% of 'Balloon Loans' (by aggregate Cut-Off Date Principal Balance for Loan Group 1); (e) will have no Mortgage Loan with a Cut-Off Date Principal Balance in excess of $510,000; (f) will not have a state concentration in excess of 15.25% for any one state (by aggregate Cut-Off Date Principal Balance for Loan Group 1); (g) will have no more than 17% Mortgage Loans relating to non-owner occupied properties (by aggregate Cut-Off Date Principal Balance for Loan Group 1); and (h) will not include Mortgage Loans in excess of 11.50% secured by Mortgages in a second lien position (by aggregate Cut-Off Date Principal Balance for Loan Group 1); and (viii) following the purchase of such Subsequent Mortgage Loans by the Trust for Loan Group 2, the Mortgage Loans in Loan Group 2 (including such Subsequent Mortgage Loans) as of the Closing Date;
(a) will have a weighted average Loan Rate of at least 10.22% per annum; (b) will have a weighted average remaining term to stated maturity of less than 360 months; (c) will have a weighted average CLTV of not more than 79.75%; (d) will have no Mortgage Loan with a Cut-Off Date Principal Balance in excess of $750,000; (e) will not have a state concentration in excess of 22.00% for any one state (by aggregate Cut-Off Date Principal Balance for Loan Group 2); (f) will have no more than 12.75% Mortgage Loans relating to non-owner occupied properties (by aggregate Cut-Off Date Principal Balance for Loan Group 2) and
(g) will not have more than 1.50% of the related Mortgage Loans secured by a Mortgage in a second lien position (by aggregate Cut-Off Date Principal Balance for Loan Group 2).

                      PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans in the related Loan Group or, with respect to the Class A-7 Certificates, both Loan Groups. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the Seller). The Mortgage Loans may be prepaid by the Mortgagors at any time. However, approximately 64.90% of the Initial Mortgage Loans (by Cut-Off Date Initial Pool Principal Balance) are subject to prepayment penalties which vary from jurisdiction to jurisdiction.

THE CLASS A-1 CERTIFICATES AND CLASS A-7 CERTIFICATES

     The yield to investors in the Class A-1 and Class A-7 Certificates will be sensitive to, among other things, the level of the LIBOR Index. As described herein, the Certificate Rates for the Class A-1 Certificates and Class A-7-1 Component may in no event exceed the lesser of the related Formula Rate for such Class or Component and the Group 1 Net Funds Cap, which depends, in large part, on the Loan Rates on the Mortgage Loans in Loan Group 1, which are fixed interest rates. It is possible that an increased level of the LIBOR Index could occur simultaneously with a lower level of prevailing interest rates, which may result in faster prepayments of Mortgage Loans with relatively higher Loan Rates resulting in a lower Group 1 Net Funds Cap.

THE CLASS A-6 CERTIFICATES AND CLASS A-7 CERTIFICATES

     The yield to investors in the Class A-6 and Class A-7 Certificates will be sensitive to, among other things, the level of the Loan Index and the Federal Funds Rate, with respect to the Class A-6 Certificates, or the LIBOR Index, with respect to the Class A-7 Certificates. As described herein, the Certificate Rates for the Class A-6 Certificates and Class A-7-2 Component may in no event exceed the lesser of the related Formula Rate for such Class or Component and the Group 2 Net Funds Cap, which depends, in large part, on the Loan Rates in Loan Group 2 in effect on the first day of the month preceding a Distribution Date. Although each of the Mortgage Loans in Loan Group 2 bears interest at an adjustable rate after an Initial Period, such rate is subject to a Periodic Rate Cap and a Lifetime Cap. If the Loan Index changes substantially between Change Dates, the adjusted Loan Rate on the related Mortgage Loan may not equal the Loan Index plus the related Gross Margin due to the constraint of such caps. In such event, the related Loan Rate will be less than would have been the case in the absence of such caps. In addition, the Loan Rate applicable to any Change Date will be based on the Loan Index most recently announced as of the first business day of the month immediately preceding the month of the applicable Change Date. Thus, if the value of the Loan Index with respect to a Mortgage Loan rises, the lag in time before the corresponding Loan Rate increases will, all other things being equal, slow the upward adjustment of the Group 2 Net Funds Cap. Furthermore, Mortgage Loans that have not reached their first Change Date are more likely to be subject to the Periodic Rate Cap on their first Change Date. See 'DESCRIPTION OF THE MORTGAGE LOANS' herein.

     Although the Loan Rates on the Mortgage Loans in Loan Group 2 are subject to adjustment after an Initial Period, the Loan Rates adjust less frequently than the Certificate Rates and adjust by reference to the Loan Index. Changes in the Federal Funds Rate or the LIBOR Index may not correlate with changes in the Loan Index and may not correlate with prevailing interest rates. It is possible that an increased level of the Federal Funds Rate or the LIBOR Index could occur simultaneously with a lower level of prevailing interest rates, which would be expected to result in faster prepayments, thereby reducing the weighted average life of the Class A-6 and Class A-7 Certificates.

COMPONENT CLASS

     The Class A-7 Certificates will consist of two Components: the Class A-7-1 Component and the Class A-7-2 Component. The Class A-7-1 Component receives its distributions from Loan Group 1. The Class A-7-1 Component is a Companion Class (as defined in the Prospectus) to the Planned Principal Classes and will receive all excess principal payments in respect of the Loan Group 1 after principal payments to the Planned Principal Classes. The Class A-7-2 Component receives its distributions from Loan Group 2 in the manner described herein under 'DESCRIPTION OF THE CERTIFICATES--Priority of Distributions'. Accordingly, the rate of principal payments (including principal prepayments) on the Mortgage Loans in both Loan Groups will effect the weighted average life of the Class A-7 Certificates.

THE PLANNED PRINCIPAL CLASSES AND COMPANION CLASS

     Principal distributions on the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates on any Distribution Date are payable based on their respective Planned Balance. The Planned Balances were determined assuming that the prepayment rate of the Mortgate Loans in Loan Group 1 occur each month at a constant level between 103.5% and 184% of the Prepayment Assumption. However, as discussed herein, actual principal distributions may deviate from the described amounts because the actual prepayment rate of the Mortgage Loans in Loan Group 1 each month may not occur at the constant levels of the Prepayment Assumption described above. If the Component Balance of the Class A-7-1 Component is reduced to zero, the weighted average lives of the Planned Principal Classes will become significantly more sensitive to changes in the prepayment rate of the Mortgage Loans in Loan Group 1 and principal distributions thereon will be more likely to deviate from the scheduled amounts.

     Principal prepayments and other unscheduled payments of principal on the Mortgage Loans in Loan Group 1 may result in principal available for distribution on a Distribution Date to the Planned Principal Classes in an amount greater than the amount necessary to reduce the applicable Class A Principal Balances to their respective Planned Balances on such Distribution Date. Such excess will be distributed to the Class A-7

Certificates until the Component Balance of the Class A-7-1 Component has been reduced to zero and then to the Planned Principal Classes, as described in 'DESCRIPTION OF THE CERTIFICATES--Principal' herein. Accordingly, the rate of principal payments (including principal prepayments) on the Mortgage Loans in Loan Group 1 is expected to have a greater effect on the weighted average life of the Class A-7 Certificates than on the weighted average lives of the related Planned Principal Classes. If the rate of principal prepayments and other unscheduled payments of principal causes the principal available for distribution on the Group 1 Certificates on any Distribution Date to be less than the amounts necessary to reduce the Planned Principal Classes to their respective Planned Balances, the Class A-7 Certificates will not receive any distribution of principal in respect of the Class A-7-1 Component.

PREPAYMENT CONSIDERATIONS

     Prepayments, liquidations and purchases of the Mortgage Loans in a Loan Group (including any optional purchase by the Seller of the remaining Mortgage Loans in connection with the termination of the Trust and any payment under the Policy of the Aggregate Class A Principal Balance on the Final Distribution Date for the related Class) will result in distributions on the related Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of such Mortgage Loans. Since the rate of payment of principal of the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of an Offered Certificate may vary from the anticipated yield will depend upon the degree to which a Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of such Mortgage Loans.

     The rate of prepayment on the Mortgage Loans cannot be predicted. Home equity loans such as the Mortgage Loans have been originated in significant volume only during the past few years and Provident is not aware of any publicly available studies or statistics on the rate of prepayment of such Mortgage Loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than purchase money first mortgage loans. The prepayment experience of the Trust with respect to the Mortgage Loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility and changes affecting the deductibility for Federal income tax purposes of interest payments on home equity loans. All of the Mortgage Loans contain 'due-on-sale' provisions, and, with respect to the Mortgage Loans, the Master Servicer is required by the Agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a 'due-on-sale' provision will have the same effect as a prepayment of the related Mortgage Loan. See 'CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses in Mortgage Loans' in the Prospectus.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the Mortgage Loans in Loan Group 1 is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the interest rate on a mortgage loan, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. As described herein, the Certificate Rate for each of the Class A-1 Certificates and Class A-7-1 Component is subject to the Group 1 Net Funds Cap, which depends, in large part, on the weighted average of the Loan Rates in Loan Group 1.

     All of the Mortgage Loans in Loan Group 2 are adjustable-rate mortgage loans. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable rate mortgage loans to 'lock in' a lower fixed interest rate. The existence of the applicable Periodic Cap, Lifetime Cap and Lifetime Floor also may affect the likelihood of prepayments. In addition, the delinquency and loss experience of the adjustable rate Mortgage Loans may differ from that of the fixed rate Mortgage Loans because the amount of the Monthly Payments on the adjustable rate Mortgage Loans are subject to adjustment on each Change Date. If such different experience were to occur, the prepayment experience on the Group 2 Certificates may differ from that on the Group 1 Certificates. However, no assurance can be given as to the level of prepayments that the Mortgage Loans will experience.

PAYMENT DELAY FEATURE OF FIXED RATE CERTIFICATES

     The effective yield to the Certificateholders of each Class of Fixed Rate Certificates will be lower than the yield otherwise produced by the Certificate Rate for each such Class and the purchase price of such Certificates because distributions will not be payable to the Certificateholders until the 25th day of the month following the month of accrual (without any additional distribution of interest or earnings thereon in respect of such delay).

MANDATORY PREPAYMENT

     On the Closing Date, it is expected that approximately $32,583,370.04 and $42,248,912.05 of Subsequent Mortgage Loans will be transferred to the Trust for Loan Group 1 and Loan Group 2, respectively. In the event that less than such amounts of Subsequent Mortgage Loans are transferred to the Trust for a Loan Group, the Classes of the related Certificate Group then entitled to distribution of principal will receive on the first Distribution Date, an additional distribution allocable to principal in an amount equal to the excess of (i) $32,583,370.04 in the case of Loan Group 1 and $42,248,912.05 in the case of Loan Group 2 over (ii) the aggregate Cut-Off Date Principal Balances of the related Subsequent Mortgage Loans for such Loan Group. Although no assurances can be given, Provident intends that the principal amount of Mortgage Loans in each Loan Group in the Trust on the Closing Date will substantially equal the related Aggregate Class A Principal Balance. Accordingly, there should be no material principal prepayment to the Certificateholders due to a lack of Subsequent Mortgage Loans.

WEIGHTED AVERAGE LIVES

     Generally, greater than anticipated prepayments of principal will increase the yield on Offered Certificates purchased at a price less than par and will decrease the yield on Offered Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Offered Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties.

     The 'weighted average life' of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of any Class of the Class A Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including, with respect to the Group 1 Certificates, final payments made upon the maturity of Balloon Loans.

     Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the prepayment assumption, which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. A 100% prepayment assumption (the 'Prepayment Assumption') assumes a conditional prepayment rate ('CPR') of 4% per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 1.45% (precisely 16/11) (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a conditional prepayment rate of 20% per annum each month is assumed. As used in the table below, 0% Prepayment Assumption assumes a conditional prepayment rate equal to 0% of the Prepayment Assumption, i.e., no prepayments. Correspondingly, 115% Prepayment Assumption assumes prepayment rates equal to 115% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. Provident believes that no existing statistics of which it is aware provide a reliable basis for holders of Offered Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual Mortgage Loans in the Trust have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

     For the purpose of the tables below, it is assumed that: (i) the Mortgage Loans consist of pools of loans with the level-pay and balloon amortization characteristics set forth below, (ii) the amount of interest accrued on the Mortgage Loans is reduced by amounts sufficient to pay servicing fees, trustee fees and insurance premiums, (iii) the Closing Date for the Class A Certificates is June 30, 1998, (iv) distributions on the Class A Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in July 1998 and are made in accordance with the priorities described herein, (v) the scheduled monthly payments of principal and interest on the Mortgage Loans will be timely delivered on the last day of each month (with no defaults), commencing in June 1998, (vi) the Mortgage Loans' prepayment rates are a multiple of the Prepayment Assumption, (vii) all prepayments are prepayments in full received on the last day of each month (commencing June 1998) and include 30 days of interest thereon, (viii) no optional termination is exercised, (ix) each Class of Class A Certificates and Components has the respective Certificate Rate and initial Class A Principal Balance or Component Balance as set forth herein, (x) the Loan Index for each Due Period will be 5.7812%, (xi) the Federal Funds Rate for any day will be 5.50%, (xii) the LIBOR Index for each Interest Period will be 5.6562%, (xiii) the Loan Rate for each Mortgage Loan in Loan Group 2 is adjusted on its next Change Date (and on subsequent Change Dates, if necessary) to equal the sum of
(a) the assumed level of the Loan Index and (b) the respective Gross Margin (such sum being subject to the applicable caps and floors); (xiv) the Policy covers the remaining Class A Principal Balance on the Final Distribution Date for the related Class with respect to each Class of Class A Certificates and
(xv) the maximum amount of Subsequent Mortgage Loans is purchased by the Trust on the Closing Date.

                                  LOAN GROUP 1

                                ORIGINAL        ORIGINAL        REMAINING
                              AMORTIZATION       TERM TO         TERM TO
  PRINCIPAL        LOAN           TERM          MATURITY        MATURITY       AMORTIZATION
 BALANCE($)       RATE(%)     (IN MONTHS)      (IN MONTHS)     (IN MONTHS)     METHODOLOGY
-------------     -------     ------------     -----------     -----------     ------------
33,631,270.53     10.724 %         360             180             179           Balloon
 3,239,610.74     10.217           112             112             112          Level Pay
18,049,193.57     10.594           180             180             179          Level Pay
 7,593,701.63     10.186           240             240             239          Level Pay
38,486,223.53     10.580           360             360             359          Level Pay

                                  LOAN GROUP 2

                                                                                                              ORIGINAL
                  CURRENT       NEXT                                               INITIAL                     TERM TO
  PRINCIPAL        LOAN        CHANGE        GROSS       LIFETIME     LIFETIME     PERIODIC     PERIODIC      MATURITY
 BALANCE($)       RATE(%)       DATE       MARGIN(%)      CAP(%)      FLOOR(%)      CAP(%)       CAP(%)      (IN MONTHS)
-------------     -------     --------     ---------     --------     --------     --------     --------     -----------
 9,407,521.76      9.540 %     10/1/98       5.986%       16.288%       7.493%      1.016 %      1.000 %       360
 6,824,698.01     10.473        3/1/00       6.404        16.902       10.050       2.536        1.000         360
 4,143,432.31     10.489        1/1/01       6.556        17.276       10.234       1.431        1.000         360
50,008,957.28     10.340        4/1/01       6.081        17.257        9.692       1.236        1.007         360
63,615,390.64     10.203        5/1/01       5.626        17.177        9.300       1.128        1.000         360

                REMAINING
                 TERM TO
  PRINCIPAL     MATURITY
 BALANCE($)    (IN MONTHS)
-------------  -----------
 9,407,521.76    358
 6,824,698.01    358
 4,143,432.31    356
50,008,957.28    359
63,615,390.64    360

     Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each Class of Class A Certificates, and sets forth the percentages of the initial Class A Principal Balance of each such Class of Class A Certificates that would be outstanding after each of the dates shown at various percentages of Prepayment Assumption.

            PERCENT OF INITIAL CLASS A PRINCIPAL BALANCE OUTSTANDING AT THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                    CLASS A-1                                 CLASS A-2
                                      --------------------------------------    --------------------------------------
DISTRIBUTION DATE                     50%   100%   115%   150%   200%   250%    50%   100%   115%   150%   200%   250%
-----------------                     ---   ----   ----   ----   ----   ----    ---   ----   ----   ----   ----   ----
Initial Percent....................   100   100    100    100    100    100     100   100    100    100    100    100
June 25, 1999......................   72     49     41     25      0      0     100   100    100    100    100    100
June 25, 2000......................   36      0      0      0      0      0     100    66     58     58     53      0
June 25, 2001......................    2      0      0      0      0      0     100     0      0      0      0      0
June 25, 2002......................    0      0      0      0      0      0     40      0      0      0      0      0
June 25, 2003......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2004......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2005......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2006......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2007......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2008......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2009......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2010......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2011......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2012......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2013......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2014......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2015......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2016......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2017......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2018......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2019......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2020......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2021......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2022......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2023......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2024......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2025......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2026......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2027......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2028......................    0      0      0      0      0      0      0      0      0      0      0      0
Weighted Average Life
  (years)*(1)......................   1.6   1.0    0.9    0.8    0.6    0.5     3.9   2.2    2.1    2.1    2.0    1.6

------------------

   * The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Certificates.

(1)   To Maturity

     These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

            PERCENT OF INITIAL CLASS A PRINCIPAL BALANCE OUTSTANDING AT THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                    CLASS A-3                                 CLASS A-4
                                      --------------------------------------    --------------------------------------
DISTRIBUTION DATE                     50%   100%   115%   150%   200%   250%    50%   100%   115%   150%   200%   250%
-----------------                     ---   ----   ----   ----   ----   ----    ---   ----   ----   ----   ----   ----
Initial Percent....................   100   100    100    100    100    100     100   100    100    100    100    100
June 25, 1999......................   100   100    100    100    100    100     100   100    100    100    100    100
June 25, 2000......................   100   100    100    100    100     71     100   100    100    100    100    100
June 25, 2001......................   100    55     46     46     20      0     100   100    100    100    100     33
June 25, 2002......................   100     0      0      0      0      0     100    60     54     54     24      0
June 25, 2003......................   81      0      0      0      0      0     100     0      0      0      0      0
June 25, 2004......................   30      0      0      0      0      0     100     0      0      0      0      0
June 25, 2005......................    0      0      0      0      0      0     79      0      0      0      0      0
June 25, 2006......................    0      0      0      0      0      0     25      0      0      0      0      0
June 25, 2007......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2008......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2009......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2010......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2011......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2012......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2013......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2014......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2015......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2016......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2017......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2018......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2019......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2020......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2021......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2022......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2023......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2024......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2025......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2026......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2027......................    0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2028......................    0      0      0      0      0      0      0      0      0      0      0      0
Weighted Average Life
  (years)*(1)......................   5.6   3.1    3.0    3.0    2.8    2.2     7.6   4.2    4.1    4.1    3.7    2.9

------------------

   *  The weighted average life of a Certificate of any class is determined by
      (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Certificates.

(1)   To Maturity

     These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

            PERCENT OF INITIAL CLASS A PRINCIPAL BALANCE OUTSTANDING AT THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                      CLASS A-5                                 CLASS A-6
                                       ---------------------------------------    --------------------------------------
DISTRIBUTION DATE                      50%    100%   115%   150%   200%   250%    50%   100%   140%   150%   200%   250%
-----------------                      ----   ----   ----   ----   ----   ----    ---   ----   ----   ----   ----   ----
Initial Percent.....................   100    100    100    100    100    100     100   100    100    100    100    100
June 25, 1999.......................   100    100    100    100    100    100     74     50     31     26      1      0
June 25, 2000.......................   100    100    100    100    100    100     38      0      0      0      0      0
June 25, 2001.......................   100    100    100    100    100    100      6      0      0      0      0      0
June 25, 2002.......................   100    100    100    100    100     62      0      0      0      0      0      0
June 25, 2003.......................   100     89     89     89     70     30      0      0      0      0      0      0
June 25, 2004.......................   100     55     55     55     41     15      0      0      0      0      0      0
June 25, 2005.......................   100     34     34     34     24      7      0      0      0      0      0      0
June 25, 2006.......................   100     21     21     21     14      4      0      0      0      0      0      0
June 25, 2007.......................    80     13     13     13      8      2      0      0      0      0      0      0
June 25, 2008.......................    46      8      8      8      5      1      0      0      0      0      0      0
June 25, 2009.......................    15      5      5      5      3      0      0      0      0      0      0      0
June 25, 2010.......................     3      3      3      3      2      0      0      0      0      0      0      0
June 25, 2011.......................     2      2      2      2      1      0      0      0      0      0      0      0
June 25, 2012.......................     1      1      1      1      1      0      0      0      0      0      0      0
June 25, 2013.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2014.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2015.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2016.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2017.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2018.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2019.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2020.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2021.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2022.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2023.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2024.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2025.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2026.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2027.......................     0      0      0      0      0      0      0      0      0      0      0      0
June 25, 2028.......................     0      0      0      0      0      0      0      0      0      0      0      0
Weighted Average Life
  (years)*(1).......................   10.0   6.8    6.8    6.8    6.2    4.8     1.7   1.0    0.8    0.8    0.6    0.5

------------------
*    The weighted average life of a Certificate of any class is determined by
     (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Certificates.
(1)  To Maturity

     These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

            PERCENT OF INITIAL CLASS A PRINCIPAL BALANCE OUTSTANDING AT THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                                        CLASS A-7
                                                                   ----------------------------------------------------
DISTRIBUTION DATE                                                  50%     100%       BASE+%       150%    200%    250%
----------------------------------------------------------------   ----    ----    ------------    ----    ----    ----
Initial Percent.................................................   100     100          100        100     100     100
June 25, 1999...................................................   100     100          100        100     100      87
June 25, 2000...................................................   100      96           81         71      48      36
June 25, 2001...................................................   100      80           62         50      29      18
June 25, 2002...................................................    93      68           48         36      17       9
June 25, 2003...................................................    85      56           37         26      10       4
June 25, 2004...................................................    78      46           28         19       6       2
June 25, 2005...................................................    72      37           21         13       4       1
June 25, 2006...................................................    66      30           16          9       2       1
June 25, 2007...................................................    61      24           12          7       1       0
June 25, 2008...................................................    57      19            9          5       1       0
June 25, 2009...................................................    52      15            7          3       0       0
June 25, 2010...................................................    47      12            5          2       0       0
June 25, 2011...................................................    41       9            4          2       0       0
June 25, 2012...................................................    36       7            3          1       0       0
June 25, 2013...................................................    26       5            1          1       0       0
June 25, 2014...................................................    23       4            1          0       0       0
June 25, 2015...................................................    20       3            1          0       0       0
June 25, 2016...................................................    17       2            1          0       0       0
June 25, 2017...................................................    15       2            0          0       0       0
June 25, 2018...................................................    13       1            0          0       0       0
June 25, 2019...................................................    11       1            0          0       0       0
June 25, 2020...................................................     9       1            0          0       0       0
June 25, 2021...................................................     7       1            0          0       0       0
June 25, 2022...................................................     6       0            0          0       0       0
June 25, 2023...................................................     5       0            0          0       0       0
June 25, 2024...................................................     4       0            0          0       0       0
June 25, 2025...................................................     3       0            0          0       0       0
June 25, 2026...................................................     2       0            0          0       0       0
June 25, 2027...................................................     1       0            0          0       0       0
June 25, 2028...................................................     0       0            0          0       0       0
Weighted Average Life (years)*(1)...............................   12.0    6.7          4.9        4.0     2.7     2.1

------------------

   *  The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Certificates.
 +    Assumes a Prepayment Assumption of 115% for the Loan Group 1 and a Prepayment Assumption of 140% for the Loan
      Group 2.
(1)   To Maturity

     These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                        DESCRIPTION OF THE CERTIFICATES

     The Certificates will be issued pursuant to the Agreement. The form of the Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and the Prospectus are a part. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

     The Class A Certificates will be issued in seven Classes, Class A-1 Certificates (the 'Class A-1 Certificates'), Class A-2 Certificates (the 'Class A-2 Certificates'), Class A-3 Certificates (the 'Class A-3 Certificates'), Class A-4 Certificates (the 'Class A-4 Certificates'), Class A-5 Certificates (the 'Class A-5 Certificates'), Class A-6 Certificates (the 'Class A-6 Certificates') and Class A-7 Certificates (the 'Class A-7 Certificates'). Only the Class A Certificates (the 'Offered Certificates') are being offered hereby. Each Class of Offered Certificates represents the right to receive payments of interest at the Certificate Rate for such Class and payments of principal as described below.

     In addition, the Trust will issue four Classes of Certificates which are not offered hereby: Class X-1 Certificates (the 'Class X-1 Certificates'), Class X-2 Certificates (the 'Class X-2 Certificates', and together with the Class X-1 Certificates, the 'Class X Certificates'), Class R-1 Certificates (the 'Class R-1 Certificates') and Class R-2 Certificates (the 'Class R-2 Certificates', and together with the Class R-1 Certificates, the 'Class R Certificates').

     The rights of the holders of the Class X-1 Certificates and the Class X-2 Certificates to receive distributions with respect to the Mortgage Loans will be pari passu with the rights of the holders of the Group 1 Certificates and Group 2 Certificates, respectively, to receive distributions of interest. The rights of the holders of the Class R Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the Class A Certificates and the Class X Certificates. Distributions to the holders of the Class R Certificates are expected to be minimal.

     Solely for purposes of calculating distributions, the Class A-7 Certificates will be comprised of two payment components (each, a 'Component'), having the designations, initial Component Balances and Certificate Rates set forth below:

                                               INITIAL COMPONENT    CERTIFICATE
                DESIGNATION                    PRINCIPAL BALANCE       RATE
                -----------                    -----------------    -----------
Class A-7-1 Component.......................      $23,528,000            (1)
Class A-7-2 Component.......................       97,488,000            (1)

------------------
(1) Each Component will accrue interest at a variable Certificate Rate described herein under '--Certificate Rate'.

     The 'Component Balance' with respect to any Component on any date is the initial Component Balance thereof on the Closing Date, reduced by all amounts applied in reduction of the principal balance of such Component on previous Distribution Dates.

     The Class A Principal Balance of the Class A-7 Certificates on any date will be equal to the aggregate of the Component Balances of the related Components on such date. The Components comprising the Class A-7 Certificates will not be separately transferable from such class.

     The Offered Certificates will be issued in denominations of $1,000 and multiples of $1 in excess thereof and will evidence specified undivided interests in the Trust. The property of the Trust will consist of, to the extent provided in the Agreement: (i) the Mortgage Loans; (ii) payments on the Mortgage Loans received on and after the Cut-Off Date (exclusive of (i) certain payments in respect of interest accrued on the Mortgage Loans during May 1998 as described in the Agreement and (ii) payments in respect of interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter); (iii) Mortgaged Properties relating to the Mortgage Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account, the Distribution Account, the Net Funds Cap Carryover Reserve Accounts, the Funding Account and funds on deposit therein (excluding net earnings thereon) and the Spread Account (excluding net earnings thereon); and (v) rights under certain hazard insurance policies covering the Mortgaged Properties. In addition, Provident has caused the Certificate Insurer to issue an irrevocable and unconditional certificate guaranty insurance policy (the 'Policy') for the benefit of the holders of the Class A Certificates, pursuant to which the Certificate Insurer will guarantee payments to such Certificateholders as described herein. Definitive Certificates (as defined below) will be transferable and exchangeable at the corporate trust office of the Trustee, which will initially act as Certificate Registrar. See '--Book-Entry Certificates' below. No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

     Each Mortgage Loan in the Trust will be assigned to one of two mortgage loan groups ('Loan Group 1' and 'Loan Group 2', respectively, and each a 'Loan Group'). The Class A Certificates will be divided into two groups (each, a 'Certificate Group'). The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-7-1 Component (the 'Group 1 Certificates') will represent undivided ownership interests in the Mortgage Loans assigned to Loan Group 1, all collections thereon (exclusive of (i) certain payments in respect of interest accrued on such Mortgage Loans during May 1998 as described in the Agreement and (ii) payments in respect of interest on the delinquent Mortgage Loans in Loan Group 1 due prior to the applicable Cut-Off Date and received thereafter) and the proceeds thereof. The Class A-6 Certificates and the Class A-7-2 Component (the 'Group 2 Certificates') will represent undivided ownership interests in the Mortgage Loans assigned to Loan Group 2, all collections thereon (exclusive of payments in respect of (i) certain payments in respect of interest accrued on such Mortgage Loans during May 1998 as described in the Agreement and (ii) interest on the delinquent Mortgage Loans in Loan Group 2 due prior to the applicable Cut-Off Date and received thereafter) and the proceeds thereof. The principal amount of a Class of Class A Certificates (each, a 'Class A Principal Balance'), other than the Class A-7 Certificates, on any date is equal to the applicable Class A Principal Balance on the Closing Date minus the aggregate of amounts actually distributed as principal to the holders of such Class of Class A Certificates. The Class A Principal Balance of the Class A-7 Certificates on any date will be equal to the aggregate Component Balances of the related Components on such date. On any date, the 'Aggregate Class A Principal Balance' is, with respect to the Group 1 Certificates, the aggregate of the Class Principal Balances and Component Balance of the Group 1 Certificates on such date and with respect to the Group 2 Certificates, the Class Principal Balance and Component Balance of the Group 2 Certificates on such date.

     The Person in whose name a Certificate is registered as such in the Certificate Register is referred to herein as a 'Certificateholder.'

     The 'Percentage Interest' of a Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the denomination of such Certificate by the Class A Principal Balance for the related Class as of the Cut-Off Date.

     The Certificates will not be listed on any securities exchange.

BOOK-ENTRY CERTIFICATES

     The Offered Certificates will be book-entry Certificates (the 'Book-Entry Certificates'). Persons acquiring beneficial ownership interests in the Offered Certificates ('Certificate Owners') will hold their Offered Certificates through The Depository Trust Company ('DTC') in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for CEDEL and Chase will act as depositary for Euroclear (in such capacities, individually the 'Relevant Depositary' and collectively the 'European Depositaries'). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate (each, a 'beneficial owner') will be entitled to receive a physical certificate representing such Certificate (a 'Definitive Certificate'). Unless and until Definitive Certificates are issued, it is anticipated that the only 'Certificateholder' of the Offered Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a 'Financial Intermediary') that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (such Financial Intermediary is referred to herein as a 'Participant') (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant (such Financial Intermediary is referred to herein as an 'Indirect Participant'), and on the records of CEDEL or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and DTC Participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the 'Rules'), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and Indirect Participants with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see 'FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences to Foreign Investors' and 'Backup Withholding' herein and 'GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES--Certain U.S. Federal Income Tax Documentation Requirements' in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ('CEDEL Participants') and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ('Euroclear Participants') and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the 'Euroclear Operator'), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the 'Cooperative'). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the 'Terms and Conditions'). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL

Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See 'FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences to Foreign Investors' and 'Backup Withholding' herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or Provident advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and Provident or the Trustee is unable to locate a qualified successor, (b) Provident, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined herein), beneficial owners representing not less than 51% of the Aggregate Class A Principal Balance of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Class A Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     Neither Provident, the Certificate Insurer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ASSIGNMENT OF MORTGAGE LOANS

     On the Closing Date, Provident will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents (collectively, the 'Related Documents'), including all payments received on or with respect to each such Mortgage Loan on or after the applicable Cut-Off Date (exclusive of (i) certain payments in respect of interest accrued on the Mortgage Loans during May 1998 as described in the Agreement and (ii) payments in respect of interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter). The Trustee, concurrently with such transfer, will deliver the Certificates to Provident. Each Mortgage Loan transferred to the Trust will be identified on a schedule (the 'Mortgage Loan Schedule') delivered to the Trustee pursuant to the Agreement. The Mortgage Loan Schedule will include information as to the Principal Balance of each Mortgage Loan as of its Cut-Off Date, its Loan Rate as well as other information.

     Under the terms of the Agreement, Provident will maintain possession of the documentation relating to each Mortgage Loan (the 'Mortgage File'), other than the Mortgage Notes, which will be delivered to the Trustee on the Closing Date, and the assignments of each Mortgage, which will be delivered to the Trustee in recordable form within 90 days of the Closing Date. Within 30 days of an Assignment Event, Provident will deliver the remainder of the Mortgage File pertaining to each Mortgage Loan to the Trustee. In the Agreement, the Trustee will acknowledge the assignment of the Mortgage Loans to the Trust. Provident will agree to hold the portion of the Mortgage File being held by it for and on behalf of the Trustee.

     The Trustee will review the Mortgage Notes within 60 days of the Closing Date and the assignments of each Mortgage within 180 days of the Closing Date, and if any Mortgage Note or assignment is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify the Trust as a REMIC or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the 'Purchase Price') equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon (such accrued and unpaid interest may constitute all or a portion of a unreimbursed Monthly Advance), computed at the Loan Rate, plus the amount of any unreimbursed Servicing Advances made by the Master Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders. Within 60 days of an Assignment Event, the Trustee will review the Mortgage File (to the extent not previously reviewed) and if any Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification to the Seller, the Seller will be obligated to purchase or substitute for such Mortgage Loan in the manner described above.

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the 'Substitution Adjustment Amount') equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

     An 'Eligible Substitute Mortgage Loan' is a Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance) not in excess of and not more than 5% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) if such Defective Mortgage Loan is in Loan Group 2, have a Loan Rate based on the same Loan Index with the next Change Date no later than the next Change Date of the Defective Mortgage Loan and have a Gross Margin that is not less than the Gross Margin of the Defective Mortgage Loan and not more than 1% higher than the Gross Margin for the Defective Mortgage Loan; (iv) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (v) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vi) comply with each representation and warranty set forth in the Agreement (deemed to be made as of the date of substitution); (vii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; (viii) if such Defective Mortgage Loan is in Loan Group 2, have a Lifetime Cap and a Periodic Cap no lower than the Lifetime Cap and Periodic Cap, respectively, applicable to such Defective Mortgage Loan; and (ix) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Certificate Insurer.

     The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee and the Certificate Insurer with respect to each Mortgage Loan (e.g., Cut-Off Date Principal Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) the Seller has transferred and assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Trust, the Certificateholders or the Certificate Insurer in the related Mortgage Loan and Related Documents, the Seller will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Agreement that materially and adversely affects the interests of the Trust, the Certificateholders or the Certificate Insurer.

     Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as 'Defective Mortgage Loans.'

     Pursuant to the Agreement, the Master Servicer will service and administer the Mortgage Loans as more fully set forth herein.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT

     The Master Servicer shall establish and maintain in the name of the Trustee a separate trust account (the 'Collection Account') for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined herein). Subject to the investment provision described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Master Servicing Fee), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Agreement) maturing no later than one Business Day prior to the next succeeding date on which amounts on deposit therein are required to be deposited in the Distribution Account.

     The Trustee will establish an account (the 'Distribution Account') into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An 'Eligible Account' is a segregated account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the short-term debt rating of 'A-1' by S&P, 'P-1' by Moody's or 'F-1+' by Fitch and whose accounts are fully insured to the maximum extent provided by either the Savings Association Insurance Fund ('SAIF') or the Bank Insurance Fund ('BIF') of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of 'A2' by Moody's and 'A' by S&P and Fitch, and which is any of (a) a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (d) a principal subsidiary of a bank holding company, and in each case of (a)-(d), approved in writing by the Certificate Insurer,
(ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates.

     Eligible Investments are specified in the Agreement and are limited to investments which meet the criteria of the Certificate Insurer and the Rating Agencies from time to time as being consistent with the then current ratings of the Certificates. All net investment earnings on funds deposited to the Collection Account and the Distribution Account will be for the benefit of the Master Servicer as additional servicing compensation. The Master Servicer will be obligated to deposit the amount of any net loss incurred in respect of an Eligible Investment held therein.

MONTHLY ADVANCES

     Not later than three Business Days prior to each Distribution Date, the Master Servicer will remit to the Trustee for deposit in the Distribution Account an amount, to be distributed on the related Distribution Date, equal to interest due but not received on each Mortgage Loan during the related Due Period (net of the Master Servicing Fee) (the 'Monthly Advance'). With respect to any Balloon Loan that is delinquent on its maturity date, the Master Servicer will continue to make Monthly Advances with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the Loan Rate (net of the Master Servicing Fee). Such obligation of the Master Servicer continues with respect to each Mortgage Loan until such Mortgage Loan becomes a Liquidated Mortgage Loan; provided, however, the Master Servicer is not required to make any Monthly Advances, including, without limitation, Monthly Advances with respect to Balloon Loans, which it determines would be a Nonrecoverable Advance.

     In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary 'out-of-pocket' costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related Mortgage. Each such expenditure will constitute a 'Servicing Advance'.

     The Master Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on the related Mortgage Loan. The Master Servicer's right to such reimbursements is prior to the rights of Certificateholders.

     Notwithstanding the foregoing, the Master Servicer is not required to make any Monthly Advance or Servicing Advance if in the good faith judgment and sole discretion of the Master Servicer, the Master Servicer determines that such advance will not be ultimately recoverable from collections received from the Mortgagor in respect of the related Mortgage Loan or other recoveries in respect of such Mortgage Loan (a 'Nonrecoverable Advance'). However, if any Servicing Advance or Monthly Advance is determined by the Master Servicer to be nonrecoverable from such sources, the amount of such Nonrecoverable Advance may be reimbursed to the Master Servicer from other amounts on deposit in the Collection Account. The Master Servicer's right to such reimbursements is prior to the rights of the Certificateholders.

DISTRIBUTION DATES

     On each Distribution Date, the holders of Offered Certificates of record as of the applicable Record Date will be entitled to receive, from amounts then on deposit in the Distribution Account, to the extent of funds available therefor in accordance with the priorities and in the amounts described below under '--Priority of Distributions,' an aggregate amount equal to the sum of (a) the Class Interest Distribution for each Class of Offered Certificates or, with respect to the Class A-7 Certificates, each Component thereof and (b) the Class A Principal Distribution for each Certificate Group. Distributions will be made
(i) in immediately available funds to holders of Offered Certificates holding Certificates, the aggregate principal balance of which is at least $1,000,000, by wire transfer or otherwise, to the account of such Certificateholder at a domestic bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee in accordance with the Agreement, or (ii) by check mailed to the address of the person entitled thereto as it appears as of the last

Record Date on the register (the 'Certificate Register') maintained by the Trustee as registrar (the 'Certificate Registrar').

     The 'Record Date' is, with respect to the Fixed Rate Certificates, the last day of the month immediately preceding the month in which the related Distribution Date occurs and with respect to the Variable Rate Certificates, the day immediately preceding such Distribution Date; provided, however, that if any Variable Rate Certificate becomes a Definitive Certificate, the Record Date for such Variable Rate Certificate will be the last day of the month immediately preceding the month in which the related Distribution Date occurs.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

     No later than the date specified in the Agreement prior to each Distribution Date, the following amounts in respect of a Loan Group and the previous Due Period shall be deposited into the Distribution Account and shall constitute the 'Available Funds' for the related Certificate Group for such Distribution Date: (i) (a) payments of principal and interest on the Mortgage Loans in such Loan Group (net of amounts representing the Master Servicing Fee with respect to each Mortgage Loan in the related Loan Group and reimbursement for related Monthly Advances and Servicing Advances, including Nonrecoverable Advances, and the interest portion of Payaheads received during such Due Period intended for application in subsequent Due Periods); and (b) the interest portion of Payaheads on the Mortgage Loans in such Loan Group received in prior Due Periods intended for application in such Due Period; (ii) Net Liquidation Proceeds and Insurance Proceeds with respect to the Mortgage Loans in such Loan Group (net of amounts applied to the restoration or repair of a Mortgaged Property); (iii) the Purchase Price for repurchased Defective Mortgage Loans with respect to the Mortgage Loans in such Loan Group and any related Substitution Adjustment Amounts; (iv) payments from the Master Servicer in connection with (a) Monthly Advances, (b) Prepayment Interest Shortfalls and (c) the termination of the Trust with respect to the Mortgage Loans in such Loan Group as provided in the Agreement; and (v) any amounts withdrawn from the Spread Account or paid under the Policy in respect of the related Certificate Group.

     A 'Payahead' is a scheduled monthly payment received by the Master Servicer with the scheduled monthly payment for the current Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date (for example, because the Mortgagor intends to be on vacation the following month). The interest portion of Payaheads will be held in the Collection Account until deposited to the Distribution Account as part of the Available Funds for the Due Period in which the Due Date that the Mortgagor intends the application of such scheduled monthly payment occurs. The principal portion of each Payahead will be part of the Available Funds for the Due Period in which such Payahead was received.

THE SPREAD ACCOUNT

     The Agreement requires the Trustee to establish on the Closing Date and to maintain a reserve account (the 'Spread Account') for the benefit of the Certificate Insurer and the Certificateholders. On the Closing Date, the Trustee will make two deposits to the Spread Account, as specified in the Agreement, one in respect of the Group 1 Certificates and the other in respect of the Group 2 Certificates. No additional deposits will be required to be made to the Spread Account in respect of either Certificate Group.

     On any Distribution Date, amounts, if any, on deposit in the Spread Account in respect of a Certificate Group will be available to fund any shortfall between (i) the sum of (a) the Class Interest Distribution for each Class of Offered Certificates or, with respect to the Class A-7 Certificates, each Component thereof and (b) the Class A Principal Distribution for such Certificate Group on such date and (ii) funds on deposit in the Distribution Account available to be distributed therefor on such Distribution Date, prior to giving effect to any draw on the Policy on such Distribution Date. On any Distribution Date if the amount on deposit in the Spread Account in respect of a Certificate Group is insufficient to fund any such shortfall, the amount on deposit in the Spread Account in respect of the other Certificate Group after giving effect to any withdrawal therefrom required to be made in respect of such Certificate Group on such Distribution Date, may be applied to fund such shortfall. The Agreement permits reductions to the amount on deposit in the Spread Account in respect of a Certificate Group as specified in the Agreement. Any such reduction will be dependent on the delinquency and loss performance of the Mortgage Loans in the related Loan Group. The maximum amount required to be on deposit at any time in the Spread Account in respect of each Certificate Group is referred to herein as the 'Group Spread Account Requirement'.

     The amounts in the Spread Account in respect of a Certificate Group in excess of the related Group Spread Account Requirement will be distributed to the Seller. The Seller will not be required to refund any amounts previously and properly distributed to it, regardless of whether there are sufficient funds on a subsequent Distribution Date to make a full distribution to holders of the Class A Certificates on such Distribution Date. Funds credited to the Spread Account may be invested in Eligible Investments or certain other investments specified in the Agreement that are scheduled to mature on or prior to the next Distribution Date as specified in the Agreement. The Spread Account shall be an Eligible Account.

     The Spread Account and any income earned thereon will not be assets of either REMIC.

     The Spread Account may be terminated or other assets, including mortgage loans such as the Mortgage Loans or a guarantee of Provident or a letter of credit issued on behalf of Provident, may be substituted for some or all of the assets held therein, if any, provided that the Certificate Insurer and the Rating Agencies consent to such action and the then current ratings of the Class A Certificates assigned by the Rating Agencies are not lowered as a result thereof.

NET FUNDS CAP CARRYOVER RESERVE ACCOUNTS

     The Agreement requires the Trustee to establish on the Closing Date and maintain thereafter two reserve accounts (the 'A-7-1 Reserve Account' and the 'A-6/A-7-2 Reserve Account', each a 'Net Funds Cap Carryover Reserve Account'). On each Distribution Date the amount called for by clause A(ii)(b) will be deposited to the A-7-1 Reserve Account and the amount called for by clause B(ii)(b) will be deposited to the A-6/A-7-2 Reserve Account, in each case as described below under '--Priority of Distributions'.

     On each Distribution Date, the Trustee shall withdraw from the applicable Net Funds Cap Carryover Reserve Account, to the extent funds are available therefor, the Net Funds Cap Carryover Amount for the Class A-6 and Class A-7 Certificates and pay such amount to the related Certificateholders on such Distribution Date. Amounts deposited to the A-7-1 Reserve Account pursuant to clause A(ii)(b) will only be available to pay the Net Funds Cap Carryover Amount in respect of the Class A-7-1 Component. After payment of such amount, the Trustee shall pay all amounts remaining on deposit in such Net Funds Cap Carryover Reserve Account in excess of the Reserve Account Initial Deposit that are at that time on deposit in such Net Funds Cap Carryover Reserve Account to the Class X-1 Certificateholders. Amounts deposited to the A-6/A-7-2 Reserve Account pursuant to (B)(ii)(b) will only be available to pay the Net Funds Cap Carryover Amount in respect of the Class A-6 Certificates and the Class A-7-2 Component, any shortfall in such amounts being allocated to such Class and Component based on the applicable Net Funds Cap Carryover Amounts. After payment of any such amounts, the Trustee shall pay all amounts remaining on deposit in such Net Funds Cap Carryover Reserve Account in excess of the Reserve Account Initial Deposit that are at that time on deposit in such Net Funds Cap Carryover Account to the Class X-2 Certificateholders. Each Net Funds Cap Carryover Account will be funded on the Closing Date with a 'Reserve Account Initial Deposit' of $10,000.

     Each Net Funds Cap Carryover Reserve Account and the income earned thereon will not be assets of either REMIC.

PRIORITY OF DISTRIBUTIONS

     On each Distribution Date the Trustee shall withdraw from the Distribution Account the sum of (a) the Available Funds with respect to the Group 1 Certificates and (b) the Available Funds with respect to the Group 2 Certificates (such sum, the 'Amount Available'), and make the following disbursements and transfers as described below and to the extent of the Amount Available (except that withdrawals from the Spread Account and amounts paid under the Policy shall only be available for distribution to Class A Certificateholders):

      A. With respect to the Group 1 Certificates, the Available Funds with respect to such Certificate Group in the following order of priority:

          (i) to the Trustee, the Trustee fee for Loan Group 1 for such Distribution Date and to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Group 1 Certificates;

          (ii) concurrently, as follows:

             (a) to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-7 Certificates, an amount equal to the Class Interest Distribution for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates and Class A-7-1 Component, respectively, for such Distribution Date; and

             (b) to the holders of the Class X-1 Certificates, the amount to which they are entitled in accordance with the terms of the Agreement, which will generally be equal to interest on a notional balance equal to the Aggregate Class A Principal Balance of the Group 1 Certificates at a rate equal to the excess, if any, of the Group 1 Net Funds Cap over the weighted average of the Certificate Rates of the Group 1 Certificates, in each case for such Distribution Date, plus any interest shortfall from previous Distribution Dates with interest thereon, such amounts first to be deposited to the A-7-1 Reserve Account, in an amount up to the amount necessary to bring the amount on deposit therein up to the Net Funds Cap Carryover Amount for the Class A-7-1 Component for such Distribution Date and any remainder to the holders of the Class X-1 Certificates;

provided, however, if Available Funds with respect to the Group 1 Certificates (prior to giving effect to withdrawals from the Spread Account or draws on the Policy) on such Distribution Date is insufficient to make the distributions required to be made pursuant to this clause A.(ii), such Available Funds will be allocated between subclauses (a) and (b), above, pro rata, based on the amount required to be paid pursuant to each such subclause without giving effect to any shortfall in such Available Funds; and

          (iii) to the holders of the Group 1 Certificates, an amount equal to the Class A Principal Distribution for the Group 1 Certificates for such Distribution Date in the following order of priority:

             (a) to the holders of the Class A-1 Certificates, until the Class A Principal Balance thereof is reduced to zero;

             (b) sequentially, to the holders of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, until the respective Class A Principal Balance has been reduced to its respective Planned Balance as set forth in Appendix A hereto for such Distribution Date;

             (c) to the holders of the Class A-7 Certificates in respect of the Class A-7-1 Component, until the Component Balance of the Class A-7-1 Component is reduced to zero; and

             (d) sequentially, to the holders of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, without regard to Planned Balances and until the Class A Principal Balances of each such Class has been reduced to zero.

provided, however, if an Insurer Default has occurred and is continuing, the Class A Principal Distribution for the Group 1 Certificates for such Distribution Date will be distributed to such Class A Certificateholders on a pro rata basis, based on the Class A Principal Balance or Component Balance of each such Class.

      B. With respect to the Group 2 Certificates, the Available Funds with respect to such Certificate Group in the following order of priority:

          (i) to the Trustee, the Trustee fee for Loan Group 2 for such Distribution Date and to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Group 2 Certificates;

          (ii) concurrently, as follows:

             (a) to the holders of the Class A-6 and Class A-7 Certificates, an amount equal to the Class Interest Distribution for the Class A-6 Certificates and Class A-7-2 Component, respectively, for such Distribution Date; and

             (b) to the holders of the Class X-2 Certificates, the amount to which they are entitled in accordance with the terms of the Agreement, which will generally be equal to interest on a notional balance equal to the Aggregate Class A Principal Balance of the Group 2 Certificates at a rate equal to the excess, if any, of the Group 2 Net Funds Cap over the weighted average of the Certificate Rates of the Group 2 Certificates (for purposes of this calculation an average Certificate Rate for the Class A-6 Certificates will be calculated based on the rates applicable to the Class A-6 Certificates on each day during the related Interest Period), in each case for such Distribution Date, plus any interest shortfall from previous Distribution Dates with interest thereon, such amounts first to be deposited to the A-6/A-7-2 Reserve Account, in an amount up to the amount necessary to bring the amount on deposit therein up to the Net Funds Cap Carryover Amount for the Class A-6 Certificates and Class A-7-2 Component for such Distribution Date and any remainder to the holders of the Class X-2 Certificates;

provided, however, if Available Funds with respect to the Group 2 Certificates (prior to giving effect to withdrawals from the Spread Account or draws on the Policy) on such Distribution Date is insufficient to make the distributions required to be made pursuant to this clause B.(ii), such Available Funds will be allocated between subclauses (a) and (b), above, pro rata, based on the amount required to be paid pursuant to each such subclause without giving effect to any shortfall in such Available Funds; and

          (iii) to the holders of the Group 2 Certificates, an amount equal to the Class A Principal Distribution for the Group 2 Certificates for such Distribution Date, sequentially, to the Class A-6 and Class A-7 Certificates in respect of the Class A-7-2 Component, in that order, until the Class A Principal Balance of the Class A-6 Certificates and the Component Balance of the Class A-7-2 Component is reduced to zero.

      C. After making the distributions referred to in subclauses A. and B. above, the Trustee shall make distributions in the following order of priority, to the extent of the balance of the Amount Available;

          (i) to the Master Servicer, the amount of any accrued and unpaid Master Servicing Fee;

          (ii) to the Master Servicer, the amount of Nonrecoverable Advances to the extent not previously reimbursed;

          (iii) to the Certificate Insurer, any other amounts owing to the Certificate Insurer under the Insurance Agreement;

          (iv) to the Class R-2 Certificateholders, the balance.

     'Net Funds Cap Carryover Amount' means, on any Distribution Date and with respect to Class A-6 Certificates, the sum of (A) for each day during the related Interest Period, if on any such day, the Certificate Rate for such day for such Class is based upon the Group 2 Net Funds Cap, the excess of (i) the amount of interest such Class would otherwise be entitled to receive in respect of such day had such rate been calculated at the related Formula Rate for such day over (ii) the amount of interest payable in respect of such Class at the Group 2 Net Funds Cap applicable to such day, (B) the Net Funds Cap Carryover Amount for such Class for all previous Distribution Dates not previously paid and (C) one month's interest on the amount calculated in (B) at the average of the related Formula Rates for each day during such Interest Period. 'Net Funds Cap Carryover Amount' means, on any Distribution Date and with respect to each Component of the Class A-7 Certificates, the sum of (A) if on such Distribution Date the Certificate Rate for such Component is based upon the Group 1 Net Funds Cap or Group 2 Net Funds Cap, as applicable, the excess of (i) the amount of interest such Component would otherwise be entitled to receive on such Distribution Date had such rate been calculated at the related Formula Rate for such Distribution Date over (ii) the amount of interest payable in respect of such Component at the Group 1 Net Funds Cap or Group 2 Net Funds Cap, as applicable, for such Distribution Date, (B) the Net Funds Cap Carryover Amount for such Component for all previous Distribution Dates not previously paid, and
(C) one month's interest on the amount calculated in (B) at the related Formula Rate for such Distribution Date. No such amounts will be payable with respect to the Class A-1 Certificates. The Policy does not cover the payment, nor do the ratings assigned to the Class A-6 and Class A-7 Certificates address the likelihood of the payment, of any Net Funds Cap Carryover Amounts.

THE CERTIFICATE RATE

     The 'Certificate Rate' on any Distribution Date with respect to the Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates will be 6.18% per annum, 6.28% per annum, 6.32% per annum, respectively. Interest in respect of any Distribution Date will accrue on the Fixed Rate Certificates during the related Interest Period on the basis of a 360-day year consisting of twelve 30-day months.

     The 'Certificate Rate' on any Distribution Date with respect to the Class A-5 Certificates will be a per annum rate equal to the lesser of (A) 6.50% per annum (or 7.25% per annum for each Distribution Date occuring after the date on which the Seller has the right to terminate the Trust, as described herein under '--Optional

Termination') and (B) the Group 1 Net Funds Cap for such Distribution Date. The Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates are referred to herein as the 'Fixed Rate Certificates.'

     The 'Certificate Rate' on any Distribution Date with respect to the Class A-1 and each Component of the Class A-7 Certificates will be a per annum rate equal to the lesser of (A) the related Formula Rate and (B) in the case of the Class A-1 Certificates and the Class A-7-1 Component, the Group 1 Net Funds Cap and in the case of the Class A-7-2 Component, the Group 2 Net Funds Cap, as applicable, for such Distribution Date. The 'Certificate Rate' with respect to the Class A-6 Certificates will be calculated daily for each day during an Interest Period and will be a per annum rate equal to the lesser of (A) the related Formula Rate for such day and (B) the Group 2 Net Funds Cap applicable to the related Distribution Date. The Class A-1 Certificates, the Class A-6 Certificates and each Component of the Class A-7 Certificates are referred to herein as the 'Variable Rate Certificates.' With respect to the Variable Rate Certificates, interest in respect of any Distribution Date will accrue during the related Interest Period on the basis of a 360-day year and the actual number of days elapsed.

     The 'Formula Rate' for the Class A-1 Certificates for any Distribution Date is the sum of (a) the interbank offered rate for one-month United States dollar deposits in the London market (the 'LIBOR Index') as of the related LIBOR Determination Date (as defined herein) and (b) 0.05%. The 'Formula Rate' for each Component of the Class A-7 Certificates for any Distribution Date is the sum of the (a) LIBOR Index as of the related LIBOR Determination Date and (b) 0.18% (or 0.36% for each Distribution Date occurring after the date on which the Seller has the right to terminate the Trust). The 'Formula Rate' for the Class A-6 Certificates for any day is the sum of (a) the Fed Funds Rate for such day and (b) 0.23%.

     The 'Group 1 Net Funds Cap' or 'Group 2 Net Funds Cap' for any Distribution Date shall equal the difference between (A) the average of the Loan Rates of the Mortgage Loans in the related Loan Group as of the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Closing Date), weighted on the basis of the related Principal Balances as of such date and (B) the sum of the Master Servicing Fee Rate and the rates at which the Trustee fee and the premium payable to the Certificate Insurer with respect to the Group 1 Certificates or Group 2 Certificates, as applicable, are calculated (except in the case of the Variable Rate Certificates, computed on the basis of a 360-day year and the actual number of days elapsed during the related Interest Period).

     With respect to each Distribution Date, the LIBOR Index shall be established by the Trustee and will equal the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of the related Interest Period (or the second LIBOR Business Day prior to the Closing Date, in the case of the first Distribution Date) (each, a 'LIBOR Determination Date'). 'Telerate Page 3750' means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The 'Reference Bank Rate' will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class A Principal Balances of the Class A-1 and Class A-7 Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class A Principal Balance of the Class A-1 and Class A-7 Certificates then outstanding. If no such quotations can be obtained, the rate will be the LIBOR Index for the prior Distribution Date. 'LIBOR Business Day' means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     The 'Fed Funds Rate' applicable to any day in an Interest Period will be
(a) the Fed Funds Rate in effect 7 days prior to such date, or (b) if such day is not a Fed Funds Business Day, the Fed Funds Rate in effect on the immediately preceding Fed Funds Business Day. For purposes of calculating the Fed Funds Rate, a 'Fed Funds Business Day' is any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

     The Trustee will determine the Fed Funds Rate for each day during an Interest Period.

     The 'Fed Funds Rate,' for any day, means (in the following order of priority):

          (a) the rate with respect to such day (expressed as a percentage per annum) that appears opposite the caption 'Federal Funds Effective' on Telerate page 120 (as defined below) as of 11:00 a.m., New York City time on such day;

          (b) if such rate does not appear on Telerate Page 120 as of 11:00 a.m., New York City time, on such day, then the Fed Funds Rate with respect to such day will be the rate (expressed as a percentage per annum) that appears on Reuters Screen NYAA Page (as defined below) as of 11:00 a.m., New York City time, on such day;

          (c) if such rate does not appear on Reuters Screen NYAA Page as of 11:00 a.m., New York City time, on such day, then the Trustee, after consultation with the Master Servicer, will request three leading brokers of Federal Funds transactions in The City of New York to provide the rate (expressed as a percentage per annum) for the last transaction in overnight Federal Funds arranged by such broker for such day. If rates are provided by such three brokers, then the Fed Funds Rate for such day will be the arithmetic mean (rounded to the nearest one hundred-thousandth of one percentage point with five one-millionths of one percentage point rounded upwards) of such rates; and

          (d) if fewer than three such rates are provided, then the Fed Funds Rate with respect to such day will be the Fed Funds Rate for the preceding day as described in (a) above.

     If a rate that initially appears on Telerate Page 120 or Reuters Screen NYAA Page, as the case may be, as of 11:00 a.m., New York City Time, on any day is superseded on Telerate page 120 or Reuters Screen NYAA Page, as the case may be, by a corrected rate before 12:00 noon, New York City time, on such day, such corrected rate shall be the applicable rate for calculating the applicable Fed Funds Rate for such day.

     'Reuters Screen NYAA Page' means the display designated as page 'Reuters Screen NYAA Page' on the Reuters Monitor Money Rates Service (or such other page selected by the Trustee, after consultation with the Master Servicer, as may replace the NYAA page on that service for the purpose of displaying Federal Funds rates).

     'Telerate Page 120' means the display designated as 'Page 120' on the Dow Jones Telerate Service (or such other page selected by the Trustee, after consultation with the Master Servicer, as may replace Page 120 on that service for the purpose of displaying daily Federal Funds rates).

     All percentages resulting from a calculation with respect to the Fed Funds Rate or the Formula Rate for the Class A-6 Certificates based on the Fed Funds Rate for any day will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent, with one-half cent rounded upwards.

     The establishment of the Fed Funds Rate on any day by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-6 Certificates for the related Interest Period shall (in the absence of manifest error) be final and binding.

INTEREST

     On each Distribution Date, to the extent of funds available therefor in accordance with the priorities described above under '--Priority of Distribution,' interest will be distributed with respect to each Class of Class A Certificates or, with respect to the Class A-7 Certificates, each Component thereof, in an amount (each, a 'Class Interest Distribution') equal to the sum of (a) interest accrued during the related Interest Period at the related Certificate Rate or, with respect to the Class A-6 Certificates, Certificate Rates on the related Class A Principal Balance or Component Balance, as applicable, immediately prior to such Distribution Date (the 'Class Monthly Interest Distributable Amount') and (b) any Class Interest Carryover Shortfall for such Class of Offered Certificates or, with respect to the Class A-7 Certificates, such Component for such Distribution Date. As to any Distribution Date and Class of Offered Certificates or, with respect to the Class A-7 Certificates, the Component, as applicable, Class Interest Carryover Shortfall is the sum of (i) the excess of the related Class Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to such Class or Component on such preceding Distribution Date, over the amount in respect of interest that is actually distributed in respect of such Class or Component on such preceding Distribution Date plus (ii) one month's interest on such excess, to the extent permitted by law, at the related Certificate Rate or with respect to the Class A-6 Certificates, the average of the related Certificate Rates during the related Interest Period. The interest entitlement described in (a) above will be reduced by such Class' or Component's pro rata share of Civil Relief Act Interest Shortfalls, if any, for the related Loan Group for such Distribution Date. Civil Relief Act Interest Shortfalls will not be covered by payments under the Policy.

PRINCIPAL

     On each Distribution Date, to the extent of funds available therefor, in accordance with the priorities described above under '--Priorities of Distributions,' principal will be distributed to the holders of Class A Certificates of each Certificate Group in an amount equal to the lesser of (A) the related Aggregate Class A Principal Balance and (B) the related Class A Principal Distribution for such Distribution Date. The 'Class A Principal Distribution' means, with respect to any Distribution Date and Certificate Group, other than the Final Distribution Date with respect to such Certificate Group, the sum of the related Class A Monthly Principal Distributable Amount for such Distribution Date and any Class A Principal Shortfall Amount for such Distribution Date and on the Final Distribution Date, the related Aggregate Class A Principal Balance.

     'Class A Monthly Principal Distributable Amount' means, with respect to any Distribution Date and Certificate Group, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period (as defined below): (i) each payment of principal on a Mortgage Loan in the related Loan Group received by the Master Servicer during such Due Period, including all full and partial principal prepayments, (ii) the Principal Balance as of the end of the immediately preceding Due Period of each Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during such Due Period, (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans in the related Loan Group and the principal portion of the amount received in connection with the termination of the Trust allocable to the related Loan Group as described herein under '--Termination; Purchase of Mortgage Loans', in each case with respect to such Due Period, (iv) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed with respect to the related Loan Group, and (v) with respect to the first Distribution Date, the amount, if any, transferred from the Funding Account into the Distribution Account in respect of such Certificate Group.

     'Class A Principal Shortfall Amount' means, with respect to any Distribution Date and Certificate Group, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding Distribution Date and any outstanding Class A Principal Shortfall Amount with respect to such Certificate Group on such preceding Distribution Date over the amount in respect of principal that is actually distributed to the Class A Certificateholders of such Certificate Group on such preceding Distribution Date.

     'Due Period' means, with respect to any Determination Date or Distribution Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

     A 'Liquidated Mortgage Loan', as to any Distribution Date, is a Mortgage Loan with respect to which the Master Servicer has determined, in accordance with the servicing procedures specified in the Agreement, as of the end of the preceding Due Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan (including disposition of the related REO Property) have been recovered.

     An 'Insurer Default' will occur in the event the Certificate Insurer fails to make a payment required under the Policy or if certain events of bankruptcy or insolvency occur with respect to the Certificate Insurer.

THE POLICY

     The following information has been supplied by the Certificate Insurer for inclusion in this Prospectus Supplement. Accordingly, Provident does not make any representation as to the accuracy and completeness of such information.

     The Certificate Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Trustee, or its successor, as trustee for the Owners (the 'Trustee'), on behalf of the Owners from the Certificate Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Certificate Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Class A Certificates, unless such acceleration is at the sole option of the Certificate Insurer.

     Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the Master and Subsidiary REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Certificate Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Certificate Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Owner relating to or arising under the Class A Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Certificate Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Certificate Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Class A Certificates to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Certificate Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Certificate Insurer or any successor fiscal agent appointed by the Certificate Insurer (the 'Fiscal Agent') of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due under the Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the

Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Certificate Insurer only and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit or cause to be deposited, sufficient funds to make payments due under the Policy.

     As used in the Policy, the following terms shall have the following meanings:

          'Agreement' means the Pooling and Servicing Agreement, dated as of June 1, 1998, between Provident, as Seller and Master Servicer and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or modification has been approved in writing by the Certificate Insurer.

          'Business Day' means any day other than (i) a Saturday or a Sunday or
     (ii) a day on which the Certificate Insurer or banking institutions in the States of New York, Ohio or California are required or authorized by law or executive order to close.

          'Deficiency Amount' means for any Distribution Date (A) the excess, if any, of (i) Class Monthly Interest Distributable Amount for each Class of Class A Certificates or, with respect to the Class A-7 Certificates, each Component thereof (net of any Civil Relief Act Interest Shortfalls with respect to the related Loan Group) plus any Class Interest Carryover Shortfall for each Class of Class A Certificates or, with respect to the Class A-7 Certificates, each Component thereof over (ii) funds on deposit in the Distribution Account available to be distributed therefor on such Distribution Date and (B) the Guaranteed Principal Amount.

          'Guaranteed Principal Amount' means (a) for any Distribution Date (other than the Final Distribution Date for a Certificate Group) the amount, if any, by which the Aggregate Class A Principal Balance of each Certificate Group exceeds the related Loan Group Principal Balance at the end of the previous month (after giving effect to all distributions of principal on the related Class A Certificates on such Distribution Date) and (b) on the Distribution Date in June 2028, with respect to the Group 1 Certificates and June 2028, with respect to the Group 2 Certificates (after giving effect to all other distributions of principal on the Group 1 Certificates and the Group 2 Certificates on such Distribution Date, as applicable), an amount equal to the applicable Aggregate Class A Principal Balance.

          'Insured Payment' means as of any Distribution Date, (i) any Deficiency Amount and (ii) any Preference Amount.

          'Notice' means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy, substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

          'Owner' means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificates to payment thereunder.

          'Preference Amount' means any amount previously distributed to an Owner on the Class A Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used in the Policy and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Certificate Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Class A Certificates.

FUNDING ACCOUNT

     On the Closing Date, it is expected that approximately $32,583,370.04 and $42,248,912.05 of Subsequent Mortgage Loans will be transferred to the Trust for Loan Group 1 and Loan Group 2, respectively. See 'DESCRIPTION OF THE MORTGAGE LOANS--Conveyance of Subsequent Mortgage Loans.' In the event that less than such amounts of Subsequent Mortgage Loans are transferred to the Trust for the respective Loan Group, an aggregate cash amount equal to the excess of (i) $32,583,370.04 in the case of Subsequent Mortgage Loans for Loan Group 1 and $42,248,912.05 in the case of Subsequent Mortgage Loans for Loan Group 2, over
(ii) the aggregate Cut-Off Date Principal Balances of the related Subsequent Mortgage Loans for such Loan Group will be deposited by the Seller in an account which will be in the name of, and maintained by, the Trustee on behalf of the Trust (the 'Funding Account'). Such amounts, if any, on deposit in the Funding Account in respect of a Loan Group will be transferred by the Trustee on the first Distribution Date into the Distribution Account, and will be distributed as a principal prepayment to the Class A Certificateholders of the related Certificate Group then entitled to receive distributions of principal. Amounts on deposit in the Funding Account will be invested in Eligible Investments. See 'RISK FACTORS--The Subsequent Mortgage Loans' and 'PREPAYMENT AND YIELD CONSIDERATIONS.' Any reinvestment income earned on amounts on deposit in the Funding Account will be taxable to the Seller. The Funding Account will terminate immediately after the first Distribution Date and will not be an asset of either REMIC.

REPORTS TO CERTIFICATEHOLDERS

     Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder and the Certificate Insurer a statement (based solely on information received from the Master Servicer) setting forth among other items with respect to each Distribution Date:

          (i) the aggregate amount of the distribution to each Class of Certificateholders on such Distribution Date;

          (ii) the amount of distribution set forth in paragraph (i) above in respect of interest and the amount thereof in respect of any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

          (iii) the amount of distribution set forth in paragraph (i) above in respect of principal and the amount thereof in respect of the Class A Principal Shortfall Amount, and any remaining Class A Principal Shortfall Amount;

          (iv) the amount, if any, by which the Aggregate Class A Principal Balance of a Certificate Group exceeds the related Loan Group Principal Balance at the end of the previous month (after giving effect to all distributions of principal on the related Class A Certificates on such Distribution Date);

          (v) the amount paid under the Policy for such Distribution Date in respect of the Class Interest Distribution to each Class of Certificates;

          (vi) the Master Servicing Fee;

          (vii) the Pool Principal Balance, the Loan Group 1 Principal Balance and the Loan Group 2 Principal Balance, in each case as of the close of business on the last day of the preceding Due Period;

          (viii) the Aggregate Class A Principal Balance of each Certificate Group and Class Principal Balance of each Class of Class A Certificates in such Certificate Group, after giving effect to payments allocated to principal above;

          (ix) the amount on deposit in the Spread Account in respect of each Certificate Group on the Distribution Date, after giving effect to any withdrawals therefrom on such Distribution Date;

          (x) the number and aggregate Principal Balances of the Mortgage Loans of each Loan Group as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

          (xi) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure;

          (xii) the aggregate amount of prepayments received on the Mortgage Loans during the previous Due Period and specifying such amount for each Loan Group;

          (xiii) the weighted average Loan Rate on the Mortgage Loans and specifying such weighted average Loan Rate for each Loan Group as of the first day of the month prior to the Distribution Date;

          (xiv) the amount of any Civil Relief Act Interest Shortfalls, specifying such amount for each Loan Group;

          (xv) the amount of the Net Funds Cap Carryover Amount, if any; and

          (xvi) the amount of any Monthly Advances and Servicing Advances.

          (xvii) the Certificate Rate applicable to each Class of Offered Certificates on such Distribution Date.

     In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Trustee will forward to each Person, if requested in writing by such Person who was a Certificateholder during the prior calendar year, a statement containing the information set forth in clauses (ii) and (iii) above aggregated for such calendar year.

LAST SCHEDULED DISTRIBUTION DATE

     The last scheduled Distribution Date for each Class of Offered Certificates is as follows: Class A-1 Certificates, February 25, 2011, Class A-2 Certificates, May 25, 2013, Class A-3 Certificates, May 25, 2013, Class A-4 Certificates, May 25, 2013, Class A-5 Certificates, June 25, 2028, Class A-6 Certificates, November 25, 2017, and the Class A-7 Certificates, June 25, 2028. It is expected that the actual last Distribution Date for each Class of Offered Certificates will occur significantly earlier than such scheduled Distribution Dates. See 'PREPAYMENT AND YIELD CONSIDERATIONS'.

     Such last scheduled Distribution Dates for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class A-6 Certificates are based on the assumptions set forth under '--Weighted Average Lives' above and on a 0% Prepayment Assumption. The last scheduled Distribution Dates for the Class A-5 Certificates and the Class A-7 Certificates is the 360th Distribution Date.

COLLECTION AND OTHER SERVICING PROCEDURES ON MORTGAGE LOANS

     The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Agreement, follow such collection procedures which generally conform to the mortgage servicing practices of prudent mortgage lending institutions which perform servicing functions for their own account for mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgage Properties are located. Consistent with the above, the Master Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Mortgage Loans.

     With respect to the Mortgage Loans, the Master Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Master Servicer's policies with respect to mortgage loans it owns or services which are similar to the Mortgage Loans.

HAZARD INSURANCE

     The Master Servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such mortgage loan. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as FLOOD ZONE 'A', such flood insurance has been made available and the Master Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, the Master Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such mortgage loan, or (b) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Master Servicer will also maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Master Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary mortgage servicing procedures) will be deposited in the Collection Account, subject to retention by the Master Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Agreement.

     In the event that the Master Servicer obtains and maintains a blanket policy as provided in the Agreement insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer or its designee as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without coinsurance, and otherwise complies with the requirements of the first paragraph of this subsection, the Master Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The Master Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in accordance with applicable servicing procedures under the Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided that the Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Certificateholders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Due Period, the Master Servicer will receive from interest payments in respect of the Mortgage Loans a portion of such interest payments as a monthly Master Servicing Fee in the amount equal to 0.50% per annum (the 'Master Servicing Fee Rate') on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period. All assumption fees, late payment charges, prepayment penalties and other fees and charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

     The Master Servicer's right to reimbursement for unreimbursed Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to liquidation proceeds and insurance proceeds on the related Mortgage Loan. However, if any Servicing Advance or Monthly Advance is determined by the Master Servicer to be nonrecoverable from such sources, the amount of such nonrecoverable advances may be reimbursed to the Master Servicer from other amounts on deposit in the Collection Account. The Master Servicer's right to such reimbursements is prior to the rights of Certificateholders.

     Not later than the Determination Date, the Master Servicer is required to remit to the Trustee, without any right of reimbursement, an amount equal to, with respect to each Mortgage Loan as to which a principal prepayment in full was received during the related Due Period, the lesser of (a) the excess, if any, of 30 days' interest on the Principal Balance of such Mortgage Loan at the Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan because of application of the Civil Relief Act), minus the Master Servicing Fee for such Mortgage Loan, over the amount of interest actually paid by the related Mortgagor in connection with such principal prepayment in full minus the Master Servicing Fee for such Mortgage Loan (with respect to all such Mortgage Loans, the 'Prepayment Interest Shortfall') and (b) the sum of the aggregate Master Servicer Fee received by the Master Servicer in the most recently ended Due Period.

     Civil Relief Act Interest Shortfalls will not be covered by the Policy, although Prepayment Interest Shortfalls, after application of the Master Servicing Fee for the related Due Period, will be so covered. The Master Servicer is not obligated to offset any of the Master Servicing Fee against, or to provide any other funds to cover, any Civil Relief Act Interest Shortfalls. See 'RISK FACTORS--Payments on the Mortgage Loans' in this Prospectus Supplement.

EVIDENCE AS TO COMPLIANCE

     The Agreement provides for delivery on or before the last day of the fifth month following the end of the Master Servicer's fiscal year, beginning in 1999, to the Trustee, the Certificate Insurer and the Rating Agencies of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under the Agreement throughout the preceding fiscal year, except as specified in such statement.

     On or before the last day of the fifth month following the end of the Master Servicer's fiscal year, beginning in 1999, the Master Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to Provident) to the Trustee, the Certificate Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Mortgage Loans under the Uniform Single Attestation Program for Mortgage Bankers and such firm's conclusion with respect thereto.

     The Master Servicer's fiscal year is the calendar year.

CERTAIN MATTERS REGARDING THE MASTER SERVICER

     The Agreement provides that the Master Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless (i) such duties and obligations are no longer permissible under applicable law as evidenced by an opinion of counsel delivered to the Certificate Insurer or (ii) upon the satisfaction of the following conditions: (a) the Master Servicer has proposed a successor master servicer to the Trustee in writing and such proposed successor master servicer is reasonably acceptable to the Trustee; (b) the Rating Agencies have confirmed to the Trustee that the appointment of such proposed successor master servicer as the Master Servicer will not result in the reduction or withdrawal of the then current rating of the Certificates; and (c) such proposed successor master servicer is reasonably acceptable to the Certificate Insurer. No such resignation will become effective until the Trustee or a successor master servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     The Master Servicer may perform any of its duties and obligations under the Agreement through one or more subservicers or delegates, which may be affiliates of the Master Servicer. Notwithstanding any such arrangement, the Master Servicer will remain liable and obligated to the Trustee and the Certificateholders for the Master Servicer's duties and obligations under the Agreement, without any diminution of such duties and obligations and as if the Master Servicer itself were performing such duties and obligations.

     The Master Servicer may permit the placement of a subsequent senior mortgage on any Mortgaged Property, provided that (a) the related Mortgage succeeded to a first lien position after the Closing Date for such Mortgage Loan and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such senior lien is no greater than the outstanding principal amount of the first mortgage loan existing as of the Closing Date and the recalculated combined loan-to-value ratio of the Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the Closing Date; or (b) the Mortgage relating to the Mortgage Loan was in a second lien position as of the Closing Date, the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of such refinanced mortgage loan is no greater than the outstanding principal amount of the first mortgage loan existing as of the Closing Date and the recalculated combined loan-to-value ratio of such Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the Closing Date.

     In addition, the Master Servicer may agree to changes in the terms of a Mortgage Loan, provided, however, that such changes (i) will not cause the Master and Subsidiary REMIC to fail to qualify as a REMIC (as evidenced by an opinion of counsel, if required by the Agreement) and do not adversely affect the interests of the Certificateholders or the Certificate Insurer and (ii) do not change the Loan Rate of such Mortgage Loan or extend the maturity date of such Mortgage Loan, unless the related Mortgagor is in default, or such default is, in the judgment of the Master Servicer, imminent. Any changes to the terms of a Mortgage Loan that would cause the Master and Subsidiary REMIC to fail to qualify as a REMIC, however, may be agreed to by the Master Servicer, provided that the Master Servicer has determined such changes are necessary to avoid a prepayment of such Mortgage Loan, such changes are in accordance with prudent business practices and the Master Servicer purchases such Mortgage Loan in accordance with the terms of the Agreement.

     The Agreement provides that the Master Servicer will indemnify the Trust and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained as a result of the Master Servicer's actions or omissions in connection with the servicing and administration of the Mortgage Loans which are not in accordance with the provisions of the Agreement. The Agreement provides that neither Provident nor the Master Servicer nor their directors, officers, employees or agents will be under any other liability to the Trust, the Trustee, the Certificateholders or any other person for any action taken or for refraining from taking any action pursuant to the Agreement. However, neither Provident nor the Master Servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of Provident or the Master Servicer, as the case may be, in the performance of their respective duties under the Agreement or by reason of reckless disregard of their respective obligations thereunder. In addition, the Agreement provides that the Master Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Agreement. The Master Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder.

     Any corporation into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to the business of the Master Servicer shall be the successor of the Master Servicer under the Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to the Agreement, anything in the Agreement to the contrary notwithstanding.

EVENTS OF DEFAULT

     An 'Event of Default' will consist of: (i) (A) any failure of the Master Servicer to make any required Monthly Advance or (B) any other failure of the Master Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the Agreement, which failure continues unremedied for two Business Days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement which, in each case, materially and adversely affects the interests of the Certificateholders or the Certificate Insurer and continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; (iii) any failure by the Master Servicer to make any required Servicing Advance, which failure continues unremedied for a period of 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder;
(iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Master Servicer and certain actions by the Master Servicer indicating insolvency, reorganization or inability to pay its obligations (an 'Insolvency Event'); (v) any failure by the Master Servicer to pay when due any amount payable by it under the Agreement or the Insurance Agreement or (vi) the loss and delinquency performance of the Mortgage Loans exceeding certain levels specified in the Agreement.

     Upon the occurrence and continuation of the event described in clause (i)
(A) above, if any Monthly Advance is not made by 4:00 P.M., New York City time, on the Business Day following written notice to the Master Servicer of such event, the Trustee will immediately terminate the rights and obligations of the Master Servicer under the Agreement and the Trustee will make such Monthly Advance as the successor Master Servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for a period of ten (10) Business Days or referred to under clause (ii) above for a period of thirty (30) Business Days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Master Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Agreement and the Master Servicer shall provide the Trustee, Provident, the Certificate Insurer and the Certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

RIGHTS UPON AN EVENT OF DEFAULT

     So long as an Event of Default remains unremedied, other than an event described in clause (vi) above, either the Trustee, Certificateholders holding Certificates evidencing at least 51% of the Voting Rights in the Trust, with the consent of the Certificate Insurer, or the Certificate Insurer may terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Agreement and will be entitled to similar compensation arrangements. Upon the occurrence of the event described in clause (vi) above, the Certificate Insurer may require that an audit of the Master Servicer's servicing practices be performed. Upon review of such audit, the Certificate Insurer may terminate all of the rights and obligations of the Master Servicer under the Agreement if it reasonably concludes that the Master Servicer's servicing practices have not been in accordance with the Agreement and the condition giving rise to such default is continuing, whereupon the Trustee will succeed to all such responsibilities, duties and liabilities of the Master Servicer as described above. In the event that the Trustee would be obligated to succeed to all the responsibilities, duties and liabilities of the Master Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Agreement and having a net worth of at least $50,000,000 and acceptable to the Certificate Insurer to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Master Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). A receiver or conservator for the Master Servicer may be empowered to prevent the termination and replacement of the Master Servicer if the only Event of Default that has occurred is an Insolvency Event.

AMENDMENT

     The Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee and with the consent of the Certificate Insurer, but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the Agreement, to add to the duties of the Master Servicer to comply with any requirements imposed by the Internal Revenue Code or any regulation thereunder, or to add or amend any provisions of the Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Offered Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Seller, the Trustee, the Certificate Insurer nor the Master Servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Certificateholder or the Certificate Insurer; provided, further, that any such amendment will not be deemed to materially and adversely affect the Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading of the then current rating of the Offered Certificates. The Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee, with the consent of Certificateholders evidencing at least 51% of the Percentage Interests of each Class affected thereby and the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Certificateholder or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Offered Certificates then outstanding.

TERMINATION; PURCHASE OF MORTGAGE LOANS

     The Trust will terminate on the Distribution Date following the later of
(A) payment in full of all amounts owing to the Certificate Insurer unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Aggregate Class A Principal Balance of both Certificate Groups have been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional purchase by the Seller of the Mortgage Loans, as described below and (iv) the Distribution Date in June 2028.

     Subject to provisions in the Agreement concerning adopting a plan of complete liquidation, the Seller may, at its option, terminate the Agreement on any Distribution Date following the Due Period at the end of which the Pool Principal Balance is less than 5% of the sum of the Principal Balance of the Initial Mortgage Loans and Subsequent Mortgage Loans as of the Cut-Off Date by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans at a price equal to the sum of the outstanding Pool Principal Balance (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust and such appraised value is less than the Principal Balance of the related Mortgage Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Due Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer.

     Any such purchase shall be accomplished by deposit into the Distribution Account of the purchase price specified above.

VOTING RIGHTS

     Under the Agreement, the Voting Rights will be allocated to the Class A Certificates among such Classes in proportion to their respective Class Principal Balances. Voting Rights allocated to a Class of Certificates will be further allocated among the Certificates of such Class on the basis of their respective Percentage Interests. So long as no Insurer Default is continuing, the Certificate Insurer will be entitled to exercise the Voting Rights of the Class A Certificates.

THE TRUSTEE

     Bankers Trust Company of California, N.A., a national banking association, has been named Trustee pursuant to the Agreement.

     The Trustee may have normal banking relationships with Provident and the Master Servicer.

     The Trustee may resign at any time, in which event Provident will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer. Provident may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, Provident will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

     No holder of a Certificate will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless Certificateholders holding Certificates evidencing at least 51% of the Voting Rights in the Trust have made written requests upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates will be applied by Provident towards the origination or purchase of the Mortgage Loans and for general corporate purposes.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Brown & Wood LLP, special counsel to the Trust and the Underwriter, assuming compliance with the Agreement, the Trust created by the Agreement, exclusive of the Funding Account, the Spread Account and the Net Funds Cap Carryover Reserve Accounts, will be treated as two separate real estate mortgage investment conduits (the 'Master REMIC' and the 'Subsidiary REMIC', and each a 'REMIC'). The Offered Certificates, including each Class A-7 Component (exclusive of the rights in the Funding Account, the Reserve Account and the Net Funds Cap Carryover Reserve Accounts) and the Class X Certificates will represent 'regular interests' in the Master REMIC and the Class R-1 and Class R-2 Certificates will represent the sole class of 'residual interest' in the Subsidiary REMIC and the Master REMIC, respectively. See 'CERTAIN FEDERAL INCOME TAX CONSEQUENCES' in the Prospectus.

     The Offered Certificates generally will be treated as debt instruments issued by the Master REMIC for federal income tax purposes. Income on such Certificates must be reported under an accrual method of accounting.

     The Offered Certificates may, depending on their issue price, be issued with original issue discount ('OID') for federal income tax purposes. Holders of such Certificates issued with OID will be required to include OID in income as it accrues under a constant yield method, in advance of the receipt of cash attributable to such income. The OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6) which applies to prepayable securities such as the Offered Certificates. Until the Treasury issues guidance to the contrary, the Trustee intends to base its OID computation on Code Section 1272(a)(6) and the OID Regulations as described in the Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     A reasonable application of the principles of the OID Regulations to the Class A-1 Certificates, the Class A-6 Certificates and to each of the Class A-7-1 Component and Class A-7-2 Component generally would be to report all income with respect to such Certificates as OID for each period, computing such OID (i) by assuming that the value of the applicable Certificate Index will remain constant for purposes of determining the original yield to maturity of each such Class of Certificates and projecting future distributions on such Certificates, thereby treating such Certificates as fixed rate instruments to which the OID computation rules described in the Prospectus can be applied, and
(ii) by accounting for any positive or negative variation in the actual value of the applicable index in any period from its assumed value as a current adjustment to OID with respect to such period. See 'FEDERAL INCOME TAX CONSEQUENCES--Taxation of Debt Securities-- Interest and Acquisition Discount' in the Prospectus.

     Each Class A-6 and Class A-7 Certificateholder is deemed to own an undivided beneficial ownership interest in two assets, a REMIC regular interest and the Net Funds Cap Carryover Amount. The Net Funds Cap Carryover Reserve Accounts are not assets of either REMIC. The treatment of amounts received by a Class A-6 and Class A-7 Certificateholder under such Certificateholder's right to receive the Net Funds Cap Carryover Amount will depend on the portion, if any, of the Class A-6 and Class A-7 Certificateholder's purchase price allocable thereto. Under the REMIC Regulations, each Class A-6 Certificateholder must allocate its purchase price for the Class A-6 and Class A-7 Certificate between its undivided interest in the regular interest and its undivided interest in the in the Net Funds Cap Carryover Amount in accordance with the relative fair market values of each property right. Payments made to the Class A-6 and Class A-7 Certificateholders with respect to the Net Funds Cap Carryover Amount will be included in income based on the regulations relating to notional principal contracts (the 'Notional Principal Contract Regulations'). The OID Regulations provide that an issuer's allocations of the issue price are binding on all holders unless the holder explicitly discloses on its tax return that its allocation is different from the issuer's allocation. For tax reporting purposes, a de minimis value will be assigned to the Net Funds Cap Carryover Amount. Under the REMIC Regulations, the Master Servicer is required to account for the regular interest and the Net Funds Carryover Amount as discrete property rights. Class A-6 and Class A-7 Certificateholders are advised to consult their own tax advisors regarding the allocation of issue price, timing, character, and source of income and deductions resulting from the ownership of the Certificates. Treasury regulations have been promulgated under Section 1275 of the Code generally providing for the integration of a 'qualifying debt instrument' with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument. However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Code. Therefore, holders of the Class A-6 and Class A-7 Certificates will be unable to use the integration method provided for under such regulations with respect to such Certificates. Ownership of the right to the Net Funds Cap Carryover Amount will nevertheless entitle the owner to amortize the separate price paid for the right to the Net Funds Cap Carryover Amount under the Notional Principal Contract Regulations.

     The yield used to calculate accruals of OID with respect to the Offered Certificates with OID will be the original yield to maturity of such Certificates, determined by assuming that the Mortgage Loans in Group 1 will prepay in accordance with 115% of the Prepayment Assumption and that the Mortgage Loans in Group 2 will prepay in accordance with 140% of the Prepayment Assumption. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The Prepayment Assumption model used in this Prospectus represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. See 'PREPAYMENT AND YIELD CONSIDERATIONS--Weighted Average Lives'. The Prepayment Assumption does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans, and there is no assurance that the Mortgage Loans will prepay at the indicated percentage of the Prepayment Assumption. Provident does not make any representation about the appropriateness of the Prepayment Assumption model.

     The Offered Certificates (exclusive of the portion of such Certificates allocable to the right to receive payments from the applicable Net Funds Cap Carryover Reserve Account) will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the Offered Certificates will be treated as (i) assets described in section 7701(a)(19)(C) of the Code and (ii) 'real estate assets' within the meaning of section 856(c)(4)(A) of the Code, in each case to the extent described in the Prospectus. Interest on the Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the Offered Certificates are treated as real estate assets. See 'FEDERAL INCOME TAX CONSEQUENCES' in the Prospectus.

     The holders of the Offered Certificates will be required to include in income interest on such Certificates in accordance with the accrual method of accounting. As noted above, each holder of a Class A-6 and Class A-7 Certificate will be required to allocate a portion of the purchase price paid for the Class A-6 and Class A-7 Certificates to the right to receive payments from applicable Net Funds Cap Carryover Reserve Account in respect of such Net Funds Cap Carryover Amount. The value of the right to receive any such Net Funds Cap Carryover Amount is a question of fact which could be subject to differing interpretations. Because the related Net Funds Cap Carryover Amount is treated as a separate right of the Class A-6 and Class A-7 Certificates not payable by the REMICs, such right will not be treated as a qualifying asset for any Certificateholder that is a mutual savings bank, domestic building and loan association, real estate invesgtment trust, or real estate mortgage investment conduit and any amounts received from the Net Funds Cap Carryover Reserve Accounts will not be qualifying real estate income for real estate investment trusts.

BACKUP WITHHOLDING

     Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Offered Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other 'reportable payments' (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

     The Trustee will be required to report annually to the IRS, and to each Offered Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Offered Certificates (and the amount of interest withheld for Federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only 'Class A Certificateholder' of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on such Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct Federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.

     Final regulations dealing with withholding tax on income paid to Foreign Investors (as defined below), backup withholding, and related matters (the 'New Withholding Regulations') were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

     Such amounts will be deemed distributed to the affected Certificate owner for all purposes of the Certificates, the Agreement and the Policy.

FEDERAL INCOME TAX CONSEQUENCES TO FOREIGN INVESTORS

     The following information describes the United States federal income tax treatment of holders that are not United States persons ('Foreign Investors'). The term 'Foreign Investor' means any person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership or any entity treated as a corporation or partnership for federal income tax purposes created or organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),
(iii) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States person have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as United States persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     The Code and Treasury regulations generally subject interest paid to a Foreign Investor to a withholding tax at a rate of 30% (unless such rate were changed by an applicable treaty). The withholding tax, however, is eliminated with respect to certain 'portfolio debt investments' issued to Foreign Investors. Portfolio debt investments include debt instruments issued in registered form for which the United States payor receives a statement that the beneficial owner of the instrument is a Foreign Investor. The Offered Certificates will be issued in registered form, therefore if the information required by the Code is furnished (as described below) and no other exceptions to the withholding tax exemption are applicable, no withholding tax will apply to the Offered Certificates.

     For the Offered Certificates to constitute portfolio debt investments exempt from the United States withholding tax, the withholding agent must receive from the Certificate Owner an executed IRS Form W-8 signed under penalty of perjury by the Certificate Owner stating that the Certificate Owner is a Foreign Investor and providing such Certificate Owner's name and address. The statement must be received by the withholding agent in the calendar year in which the interest payment is made, or in either of the two preceding calendar years.

     A Certificate Owner that is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange, or redemption of such Offered Certificate, provided that (i) such gain is not effectively connected with a trade or business carried on by the Certificate Owner in the United States, (ii) in the case of a Certificate Owner that is an individual, such Certificate Owner is not present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs and (iii) in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

     In addition, prospective Foreign Investors are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

                                  STATE TAXES

     Provident makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Certificates should consult their own tax advisors regarding such tax consequences.

     All investors should consult their own tax advisors regarding the Federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Certificates.

                              ERISA CONSIDERATIONS

     Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), and the Code, of the Plan's acquisition and ownership of such Certificates. See 'ERISA CONSIDERATIONS' in the Prospectus.

     The U.S. Department of Labor has granted to Lehman Brothers Inc. ('Lehman Brothers') Prohibited Transaction Exemption 91-14 (the 'Exemption') which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Lehman Brothers or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the Class A Certificates by a Plan, provided that certain conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply are the following:

          (1) The acquisition of the Class A Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) The rights and interests evidenced by the Class A Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

          (3) The Class A Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either S&P, Moody's, Fitch or Duff & Phelps Credit Rating Co.;

          (4) The sum of all payments made to and retained by an Underwriter in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Mortgage Loans to the Trust represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by the Master Servicer represents not more than reasonable compensation for the Master Servicer's services under the Agreement and reimbursement of the Master Servicer's reasonable expenses in connection therewith;

          (5) The Trustee is not an affiliate of any Underwriter, the Seller, the Master Servicer, the Certificate Insurer, any borrower whose obligations under one or more Mortgage Loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust, or any of their respective affiliates (the 'Restricted Group'); and

          (6) The Plan investing in the Class A Certificates is an 'accredited investor' as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Underwriters believe that the Exemption will apply to the acquisition and holding of the Class A Certificates by Plan and that all conditions of the Exemption other than those within the control of the investors will be met. Any Plan fiduciary considering whether to purchase any Class A Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Class A Certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions.

                        LEGAL INVESTMENT CONSIDERATIONS

     Although, as a condition to their issuance, the Offered Certificates will be rated in the highest rating category of the Rating Agencies, the Offered Certificates will not constitute 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA'), because not all of the Mortgages securing the Mortgage Loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the Offered Certificates, which because they evidence interests in a pool that includes junior mortgage loans are not 'mortgage related securities' under SMMEA. See 'LEGAL INVESTMENT' in the Prospectus.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement (the 'Underwriting Agreement'), among Provident and the Underwriters named below (the 'Underwriters'), Provident has agreed to sell to the Underwriters and each of the Underwriters has severally agreed to purchase from Provident the principal amount of Class A Certificates set forth below opposite their respective names.

                                     CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS A-5
UNDERWRITER                         CERTIFICATES     CERTIFICATES     CERTIFICATES     CERTIFICATES     CERTIFICATES
-----------                        --------------   --------------   --------------   --------------   --------------
Lehman Brothers Inc..............  $17,065,000.00   $ 7,742,000.00   $ 8,023,000.00   $ 6,115,000.00   $ 7,543,000.00
Donaldson, Lufkin & Jenrette
 Securities Corporation..........  $ 5,687,000.00   $ 2,580,000.00   $ 2,673,000.00   $ 2,038,000.00   $ 2,514,000.00
Prudential Securities
 Incorporated....................  $ 5,687,000.00   $ 2,580,000.00   $ 2,673,000.00   $ 2,038,000.00   $ 2,514,000.00
                                   --------------   --------------   --------------   --------------   --------------
   Total.........................  $28,439,000.00   $12,902,000.00   $13,369,000.00   $10,191,000.00   $12,571,000.00
                                   --------------   --------------   --------------   --------------   --------------
                                   --------------   --------------   --------------   --------------   --------------

                                     CLASS A-6         CLASS A-7
UNDERWRITER                         CERTIFICATES     CERTIFICATES
-----------                        --------------   ---------------
Lehman Brothers Inc..............  $21,908,000.00   $ 72,610,000.00
Donaldson, Lufkin & Jenrette
 Securities Corporation..........  $ 7,302,000.00   $ 24,203,000.00
Prudential Securities
 Incorporated....................  $ 7,302,000.00   $ 24,203,000.00
                                   --------------   ---------------
   Total.........................  $36,512,000.00   $121,016,000.00
                                   --------------   ---------------
                                   --------------   ---------------

     Provident has been advised that the Underwriters propose initially to offer the Class A Certificates to certain dealers at such price less a selling concession not to exceed the percentage of the Certificate denomination set forth below, and that the Underwriters may allow and such dealers may reallow a reallowance discount not to exceed the percentage of the Certificate denomination set forth below:

CLASS OF CERTIFICATE                                              SELLING CONCESSION    REALLOWANCE DISCOUNT
--------------------                                              ------------------    --------------------
Class A-1......................................................         0.09000%                0.0450%
Class A-2......................................................         0.13500%                0.0675%
Class A-3......................................................         0.21000%                0.1050%
Class A-4......................................................         0.30000%                0.1500%
Class A-5......................................................         0.37500%                0.1875%
Class A-6......................................................         0.15000%                0.0750%
Class A-7......................................................         0.24000%                0.1200%

     After the initial public offering, the public offering price, such concessions and such discounts may be changed.

     Provident has been advised by the Underwriters that they presently intend to make a market in the Class A Certificates offered hereby; however, no Underwriter is obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the Class A Certificates will develop.

     Until the distribution of the Class A Certificates is completed, rules of the Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Class A Certificates. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Class A Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Class A Certificates.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

     Neither Provident nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Class A Certificates. In addition, neither Provident nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The Underwriting Agreement provides that Provident will indemnify the Underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

     Certain expenses of the Underwriters incurred in connection with this offering will be paid by Provident.

                                    EXPERTS

     The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1997, incorporated by reference into this Prospectus Supplement, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters with respect to the Class A Certificates will be passed upon for Provident by Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio. Certain federal income tax consequences with respect to the Certificates will be passed upon for the Trust by Brown & Wood LLP, New York, New York. Brown & Wood LLP, New York, New York will act as counsel for the Underwriters. Certain legal matters relating to the Certificate Insurer will be passed upon by Kutak Rock, Omaha, Nebraska.

                                    RATINGS

     It is a condition to the issuance of the Class A Certificates that they receive ratings of 'AAA' by S&P and Fitch and 'Aaa' by Moody's.

     A securities rating addresses the likelihood of the receipt by Class A Certificateholders of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Class A Certificates. The ratings on the Class A Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of the Net Funds Cap Carryover Amount or the possibility that Class A Certificateholders might realize a lower than anticipated yield.

     The ratings assigned to the Class A Certificates will depend primarily upon the creditworthiness of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the ratings initially assigned to the Class A Certificates may result in a reduction of one or more of the ratings assigned to the Class A Certificates.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                             INDEX OF DEFINED TERMS

TERMS                                                                                    PAGE
-----                                                                                    ----
A-6/A-7-2 Reserve Account.............................................................   S-59
A-7-1 Reserve Account.................................................................   S-59
Aggregate Class A Principal Balance...................................................   S-3, S-51
Agreement.............................................................................   S-1, S-66
Amount Available......................................................................   S-59
Available Funds.......................................................................   S-58
Assignment Event......................................................................   S-15
Balloon Loans.........................................................................   S-14
beneficial owner......................................................................   S-51
BIF...................................................................................   S-56
Book-Entry Certificates...............................................................   S-51
Business Day..........................................................................   S-66
Cede..................................................................................   S-6
CEDEL.................................................................................   S-5
CEDEL Participants....................................................................   S-53
Certificate Group.....................................................................   S-2, S-51
Certificate Insurer...................................................................   Cover, S-10
Certificate Owners....................................................................   S-5, S-51
Certificate Rate......................................................................   S-2, S-6, S-61, S-62
Certificate Register..................................................................   S-58
Certificate Registrar.................................................................   S-58
Certificateholder.....................................................................   S-51
Certificates..........................................................................   Cover, S-2
Change Date...........................................................................   S-4, S-29
Chase.................................................................................   S-6
Citibank..............................................................................   S-6
Civil Relief Act......................................................................   S-12
Civil Relief Act Interest Shortfalls..................................................   S-12
Class.................................................................................   Cover
Class A Certificateholder.............................................................   S-76
Class A Certificates..................................................................   Cover, S-2
Class A Monthly Principal Distributable Amount........................................   S-9, S-64
Class A Principal Balance.............................................................   S-2, S-51
Class A Principal Distribution........................................................   S-9, S-64
Class A Principal Shortfall Amount....................................................   S-10, S-64
Class A-1 Certificates................................................................   S-50
Class A-2 Certificates................................................................   S-50
Class A-3 Certificates................................................................   S-50
Class A-4 Certificates................................................................   S-50
Class A-5 Certificates................................................................   S-50
Class A-6 Certificates................................................................   S-50
Class A-7 Certificates................................................................   S-50
Class Interest Carryover Shortfall....................................................   S-8
Class Interest Distribution...........................................................   S-8, S-64
Class Monthly Interest Distributable Amount...........................................   S-8, S-64
Class R Certificates..................................................................   Cover, S-2, S-50
Class R-1 Certificates................................................................   S-50
Class R-2 Certificates................................................................   S-50
Class X Certificates..................................................................   Cover, S-2, S-50
Class X-1 Certificates................................................................   S-50
Class X-2 Certificates................................................................   S-50

TERMS                                                                                    PAGE
-----                                                                                    ----
Closing Date..........................................................................   Cover
CLTV..................................................................................   S-26, S-33
CMAC..................................................................................   S-17
Collection Account....................................................................   S-56
Combined Loan-to-Value Ratio..........................................................   S-3
Compensating Interest.................................................................   S-16
Component.............................................................................   Cover, S-50
Component Balance.....................................................................   S-50
Cooperative...........................................................................   S-53
CPR...................................................................................   S-44
Cut-Off Date..........................................................................   S-1
Cut-Off Date Initial Pool Principal Balance...........................................   S-3, S-22
Cut-Off Date Loan Group 1 Initial Principal Balance...................................   S-3, S-23
Cut-Off Date Loan Group 2 Initial Principal Balance...................................   S-4, S-30
Cut-Off Date Principal Balance........................................................   S-1
Defective Mortgage Loans..............................................................   S-56
Deficiency Amount.....................................................................   S-66
Definitive Certificate................................................................   S-51
Determination Date....................................................................   S-11
Distribution Account..................................................................   S-56
Distribution Date.....................................................................   Cover, S-8
Document Custodian....................................................................   Cover, S-1
DTC...................................................................................   S-5, S-51
Due Period............................................................................   S-10, S-64
Eligible Account......................................................................   S-56
Eligible Substitute Mortgage Loan.....................................................   S-55
ERISA.................................................................................   S-13, S-77
Euroclear.............................................................................   S-6
Euroclear Operator....................................................................   S-53
Euroclear Participants................................................................   S-53
European Depositaries.................................................................   S-6, S-51
Event of Default......................................................................   S-71
Exemption.............................................................................   S-77
Fed Funds Rate........................................................................   S-63
Fed Funds Business Day................................................................   S-63
Final Distribution Date...............................................................   S-10
Financial Intermediary................................................................   S-52
First Liens...........................................................................   S-15
Fiscal Agent..........................................................................   S-65
Fitch.................................................................................   S-13
Fixed Rate Certificates...............................................................   S-7, S-62
Foreign Investors.....................................................................   S-76
Formula Rate..........................................................................   S-7, S-62
Funding Account.......................................................................   S-5, S-67
GAAP..................................................................................   S-18
Global Securities.....................................................................   S-85
Gross Margin..........................................................................   S-4, S-29
Group Spread Account Requirement......................................................   S-59
Group 1 Certificates..................................................................   Cover, S-2, S-51
Group 1 Net Funds Cap.................................................................   S-7, S-62
Group 2 Certificates..................................................................   Cover, S-2, S-51
Group 2 Net Funds Cap.................................................................   S-7, S-62
Guaranteed Principal Amount...........................................................   S-66

TERMS                                                                                    PAGE
-----                                                                                    ----
Indirect Participant..................................................................   S-52
Initial Mortgage Loans................................................................   Cover
Initial Period........................................................................   S-4, S-29
Insolvency Event......................................................................   S-72
Insurance Agreement...................................................................   S-10
Insured Payment.......................................................................   S-66
Insurer Default.......................................................................   S-65
Interest Period.......................................................................   S-8
Lehman Brothers.......................................................................   S-77
LIBOR Business Day....................................................................   S-62
LIBOR Determination Date..............................................................   S-62
LIBOR Index...........................................................................   S-7, S-62
Lifetime Cap..........................................................................   S-5, S-29
Lifetime Floor........................................................................   S-5, S-30
Liquidated Mortgage Loan..............................................................   S-10, S-65
Loan Group............................................................................   Cover, S-3, S-51
Loan Group Principal Balance..........................................................   S-1
Loan Group 1..........................................................................   Cover, S-3, S-22, S-51
Loan Group 1 Initial Mortgage Loans...................................................   S-3
Loan Group 1 Principal Balance........................................................   S-1
Loan Group 2..........................................................................   Cover, S-3, S-22, S-51
Loan Group 2 Initial Mortgage Loans...................................................   S-3
Loan Group 2 Principal Balance........................................................   S-1
Loan Group Principal Balance..........................................................   S-1
Loan Index............................................................................   S-4, S-29
Loan Rate(s)..........................................................................   S-3, S-22
Master REMIC..........................................................................   Cover, S-12, S-74
Master Servicer.......................................................................   Cover, S-1, S-6
Master Servicing Fee..................................................................   S-11
Master Servicing Fee Rate.............................................................   S-11, S-69
MBIA, Inc.............................................................................   S-17
Monthly Advance.......................................................................   S-11, S-57
Monthly Payments......................................................................   S-22
Moody's...............................................................................   S-13
Mortgage File.........................................................................   S-15, S-55
Mortgage Loan Schedule................................................................   S-55
Mortgage Loans........................................................................   Cover, S-1
Mortgage Notes........................................................................   S-22
Mortgage Pool.........................................................................   Cover, S-1
Mortgaged Properties..................................................................   S-1
Net Funds Cap Carryover Amount........................................................   S-61
Net Funds Cap Carryover Reserve Account...............................................   S-59
New Withholding Regulations...........................................................   S-76
Nonrecoverable Advance................................................................   S-57
Notice................................................................................   S-66
Notional Principal Contract Regulations...............................................   S-75
Offered Certificates..................................................................   Cover, S-2, S-50
OID...................................................................................   S-74
Owner.................................................................................   S-66
Participant...........................................................................   S-52
Payahead..............................................................................   S-58
Percentage Interest...................................................................   S-51
Periodic Cap..........................................................................   S-4, S-29

TERMS                                                                                    PAGE
-----                                                                                    ----
Plan..................................................................................   S-13
Planned Balance.......................................................................   S-2
Policy................................................................................   Cover, S-1, S-51
Pool Principal Balance................................................................   S-1
Preference Amount.....................................................................   S-66
Prepayment Assumption.................................................................   S-44
Prepayment Interest Shortfall.........................................................   S-12, S-70
Principal Balance.....................................................................   S-1
Provident.............................................................................   Cover, S-1, S-6
Purchase Price........................................................................   S-55
Rating Agencies.......................................................................   S-13
Record Date...........................................................................   S-58
Reference Bank Rate...................................................................   S-62
Related Documents.....................................................................   S-54
Relevant Depositary...................................................................   S-51
REMIC.................................................................................   Cover, S-12, S-74
Reserve Account Initial Deposit.......................................................   S-59
Reuters Screen NYAA Page..............................................................   S-63
Restricted Group......................................................................   S-78
Rules.................................................................................   S-52
S&P...................................................................................   S-13
SAIF..................................................................................   S-56
SAP...................................................................................   S-18
Seller................................................................................   Cover, S-1, S-6
Servicing Advance.....................................................................   S-57
SMMEA.................................................................................   S-13, S-78
Spread Account........................................................................   S-11, S-58
Subsequent Mortgage Loans.............................................................   Cover
Subsidiary REMIC......................................................................   Cover, S-12, S-74
Substitution Adjustment Amount........................................................   S-55
Telerate Page 120.....................................................................   S-63
Telerate Page 3750....................................................................   S-62
Terms and Conditions..................................................................   S-53
Trust.................................................................................   Cover, S-1
Trustee...............................................................................   Cover, S-1, S-11, S-65
Underwriters..........................................................................   S-79
Underwriting Agreement................................................................   S-79
U.S. Person...........................................................................   S-87
Variable Rate Certificates............................................................   S-6, S-62
weighted average life.................................................................   S-44

                                    ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered Home Equity Loan Asset-Backed Certificates, Series 1998-2 (the 'Global Securities') will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to US corporate debt obligations and prior Home Equity Loan Asset-Backed Certificates issues.

     Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

     Non-US holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as Participants and Indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior Home Equity Loan Asset-Backed Certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no 'lock-up' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior Home Equity Loan Asset-Backed Certificates issues in same-day funds.

     Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and CEDEL or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

     CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between CEDEL or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate;

     Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term 'U.S. Person' means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. persons as well. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                      APPENDIX A

         CLASS A-2 PLANNED BALANCE SCHEDULE

DISTRIBUTION DATE                       PLANNED BALANCE
-----------------                       ---------------
Initial................................  $12,902,000.00
July 25, 1998..........................   12,902,000.00
August 25, 1998........................   12,902,000.00
September 25, 1998.....................   12,902,000.00
October 25, 1998.......................   12,902,000.00
November 25, 1998......................   12,902,000.00
December 25, 1998......................   12,902,000.00
January 25, 1999.......................   12,902,000.00
February 25, 1999......................   12,902,000.00
March 25, 1999.........................   12,902,000.00
April 25, 1999.........................   12,902,000.00
May 25, 1999...........................   12,902,000.00
June 25, 1999..........................   12,902,000.00
July 25, 1999..........................   12,902,000.00
August 25, 1999........................   12,902,000.00
Sepember 25, 1999......................   12,902,000.00
October 25, 1999.......................   12,902,000.00
November 25, 1999......................   12,902,000.00
December 25, 1999......................   12,902,000.00
January 25, 2000.......................   12,902,000.00
February 25, 2000......................   12,902,000.00
March 25, 2000.........................   11,803,115.44
April 25, 2000.........................   10,352,355.96
May 25, 2000...........................    8,930,241.66
June 25, 2000..........................    7,536,214.98
July 25, 2000..........................    6,169,729.13
August 25, 2000........................    4,830,247.87
September 25, 2000.....................    3,517,245.34
October 25, 2000.......................    2,230,205.81
November 25, 2000......................      968,623.54
December 25, 2000......................               0
January 25, 2001.......................               0
February 25, 2001......................               0
March 25, 2001.........................               0
April 25, 2001.........................               0
May 25, 2001...........................               0
June 25, 2001..........................               0
July 25, 2001..........................               0
August 25, 2001........................               0
September 25, 2001.....................               0
October 25, 2001.......................               0
November 25, 2001......................               0
December 25, 2001......................               0
January 25, 2002.......................               0
February 25, 2002......................               0
March 25, 2002.........................               0
April 25, 2002.........................               0
May 25, 2002...........................               0
June 25, 2002..........................               0
July 25, 2002..........................               0
August 25, 2002........................               0
September 25, 2002.....................               0
October 25, 2002.......................               0
November 25, 2002......................               0
December 25, 2002......................               0
January 25, 2003.......................               0
February 25, 2003......................               0
March 25, 2003.........................               0
April 25, 2003.........................               0
May 25, 2003...........................               0
June 25, 2003..........................               0

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
July 25, 2003..........................  $            0
August 25, 2003........................               0
September 25, 2003.....................               0
October 25, 2003.......................               0
November 25, 2003......................               0
December 25, 2003......................               0
January 25, 2004.......................               0
February 25, 2004......................               0
March 25, 2004.........................               0
April 25, 2004.........................               0
May 25, 2004...........................               0
June 25, 2004..........................               0
July 25, 2004..........................               0
August 25, 2004........................               0
September 25, 2004.....................               0
October 25, 2004.......................               0
November 25, 2004......................               0
December 25, 2004......................               0
January 25, 2005.......................               0
February 25, 2005......................               0
March 25, 2005.........................               0
April 25, 2005.........................               0
May 25, 2005...........................               0
June 25, 2005..........................               0
July 25, 2005..........................               0
August 25, 2005........................               0
September 25, 2005.....................               0
October 25, 2005.......................               0
November 25, 2005......................               0
December 25, 2005......................               0
January 25, 2006.......................               0
February 25, 2006......................               0
March 25, 2006.........................               0
April 25, 2006.........................               0
May 25, 2006...........................               0
June 25, 2006..........................               0
July 25, 2006..........................               0
August 25, 2006........................               0
September 25, 2006.....................               0
October 25, 2006.......................               0
November 25, 2006......................               0
December 25, 2006......................               0
January 25, 2007.......................               0
February 25, 2007......................               0
March 25, 2007.........................               0
April 25, 2007.........................               0
May 25, 2007...........................               0
June 25, 2007..........................               0
July 25, 2007..........................               0
August 25, 2007........................               0
September 25, 2007.....................               0
October 25, 2007.......................               0
November 25, 2007......................               0
December 25, 2007......................               0
January 25, 2008.......................               0
February 25, 2008......................               0
March 25, 2008.........................               0
April 25, 2008.........................               0
May 25, 2008...........................               0
June 25, 2008..........................               0
July 25, 2008 and thereafter...........               0

          CLASS A-3 PLANNED BALANCE SCHEDULE

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
Initial................................  $13,369,000.00
July 25, 1998..........................   13,369,000.00
August 25, 1998........................   13,369,000.00
September 25, 1998.....................   13,369,000.00
October 25, 1998.......................   13,369,000.00
November 25, 1998......................   13,369,000.00
December 25, 1998......................   13,369,000.00
January 25, 1999.......................   13,369,000.00
February 25, 1999......................   13,369,000.00
March 25, 1999.........................   13,369,000.00
April 25, 1999.........................   13,369,000.00
May 25, 1999...........................   13,369,000.00
June 25, 1999..........................   13,369,000.00
July 25, 1999..........................   13,369,000.00
August 25, 1999........................   13,369,000.00
Sepember 25, 1999......................   13,369,000.00
October 25, 1999.......................   13,369,000.00
November 25, 1999......................   13,369,000.00
December 25, 1999......................   13,369,000.00
January 25, 2000.......................   13,369,000.00
February 25, 2000......................   13,369,000.00
March 25, 2000.........................   13,369,000.00
April 25, 2000.........................   13,369,000.00
May 25, 2000...........................   13,369,000.00
June 25, 2000..........................   13,369,000.00
July 25, 2000..........................   13,369,000.00
August 25, 2000........................   13,369,000.00
September 25, 2000.....................   13,369,000.00
October 25, 2000.......................   13,369,000.00
November 25, 2000......................   13,369,000.00
December 25, 2000......................   13,101,002.57
January 25, 2001.......................   11,888,856.50
February 25, 2001......................   10,700,708.34
March 25, 2001.........................    9,536,090.33
April 25, 2001.........................    8,394,543.75
May 25, 2001...........................    7,275,618.75
June 25, 2001..........................    6,178,874.16
July 25, 2001..........................    5,103,877.36
August 25, 2001........................    4,050,204.09
September 25, 2001.....................    3,017,438.29
October 25, 2001.......................    2,015,058.12
November 25, 2001......................    1,051,308.07
December 25, 2001......................      124,709.08
January 25, 2002.......................               0
February 25, 2002......................               0
March 25, 2002.........................               0
April 25, 2002.........................               0
May 25, 2002...........................               0
June 25, 2002..........................               0
July 25, 2002..........................               0
August 25, 2002........................               0
September 25, 2002.....................               0
October 25, 2002.......................               0
November 25, 2002......................               0
December 25, 2002......................               0
January 25, 2003.......................               0
February 25, 2003......................               0
March 25, 2003.........................               0
April 25, 2003.........................               0
May 25, 2003...........................               0
June 25, 2003..........................               0

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
July 25, 2003..........................  $            0
August 25, 2003........................               0
September 25, 2003.....................               0
October 25, 2003.......................               0
November 25, 2003......................               0
December 25, 2003......................               0
January 25, 2004.......................               0
February 25, 2004......................               0
March 25, 2004.........................               0
April 25, 2004.........................               0
May 25, 2004...........................               0
June 25, 2004..........................               0
July 25, 2004..........................               0
August 25, 2004........................               0
September 25, 2004.....................               0
October 25, 2004.......................               0
November 25, 2004......................               0
December 25, 2004......................               0
January 25, 2005.......................               0
February 25, 2005......................               0
March 25, 2005.........................               0
April 25, 2005.........................               0
May 25, 2005...........................               0
June 25, 2005..........................               0
July 25, 2005..........................               0
August 25, 2005........................               0
September 25, 2005.....................               0
October 25, 2005.......................               0
November 25, 2005......................               0
December 25, 2005......................               0
January 25, 2006.......................               0
February 25, 2006......................               0
March 25, 2006.........................               0
April 25, 2006.........................               0
May 25, 2006...........................               0
June 25, 2006..........................               0
July 25, 2006..........................               0
August 25, 2006........................               0
September 25, 2006.....................               0
October 25, 2006.......................               0
November 25, 2006......................               0
December 25, 2006......................               0
January 25, 2007.......................               0
February 25, 2007......................               0
March 25, 2007.........................               0
April 25, 2007.........................               0
May 25, 2007...........................               0
June 25, 2007..........................               0
July 25, 2007..........................               0
August 25, 2007........................               0
September 25, 2007.....................               0
October 25, 2007.......................               0
November 25, 2007......................               0
December 25, 2007......................               0
January 25, 2008.......................               0
February 25, 2008......................               0
March 25, 2008.........................               0
April 25, 2008.........................               0
May 25, 2008...........................               0
June 25, 2008..........................               0
July 25, 2008 and thereafter...........               0

           CLASS A-4 PLANNED BALANCE SCHEDULE

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
Initial................................  $10,191,000.00
July 25, 1998..........................   10,191,000.00
August 25, 1998........................   10,191,000.00
September 25, 1998.....................   10,191,000.00
October 25, 1998.......................   10,191,000.00
November 25, 1998......................   10,191,000.00
December 25, 1998......................   10,191,000.00
January 25, 1999.......................   10,191,000.00
February 25, 1999......................   10,191,000.00
March 25, 1999.........................   10,191,000.00
April 25, 1999.........................   10,191,000.00
May 25, 1999...........................   10,191,000.00
June 25, 1999..........................   10,191,000.00
July 25, 1999..........................   10,191,000.00
August 25, 1999........................   10,191,000.00
Sepember 25, 1999......................   10,191,000.00
October 25, 1999.......................   10,191,000.00
November 25, 1999......................   10,191,000.00
December 25, 1999......................   10,191,000.00
January 25, 2000.......................   10,191,000.00
February 25, 2000......................   10,191,000.00
March 25, 2000.........................   10,191,000.00
April 25, 2000.........................   10,191,000.00
May 25, 2000...........................   10,191,000.00
June 25, 2000..........................   10,191,000.00
July 25, 2000..........................   10,191,000.00
August 25, 2000........................   10,191,000.00
September 25, 2000.....................   10,191,000.00
October 25, 2000.......................   10,191,000.00
November 25, 2000......................   10,191,000.00
December 25, 2000......................   10,191,000.00
January 25, 2001.......................   10,191,000.00
February 25, 2001......................   10,191,000.00
March 25, 2001.........................   10,191,000.00
April 25, 2001.........................   10,191,000.00
May 25, 2001...........................   10,191,000.00
June 25, 2001..........................   10,191,000.00
July 25, 2001..........................   10,191,000.00
August 25, 2001........................   10,191,000.00
September 25, 2001.....................   10,191,000.00
October 25, 2001.......................   10,191,000.00
November 25, 2001......................   10,191,000.00
December 25, 2001......................   10,191,000.00
January 25, 2002.......................    9,424,838.41
February 25, 2002......................    8,568,327.58
March 25, 2002.........................    7,744,860.24
April 25, 2002.........................    6,953,170.22
May 25, 2002...........................    6,192,039.64
June 25, 2002..........................    5,460,297.05
July 25, 2002..........................    4,756,815.66
August 25, 2002........................    4,080,511.69
September 25, 2002.....................    3,430,342.67
October 25, 2002.......................    2,805,305.94
November 25, 2002......................    2,204,437.07
December 25, 2002......................    1,626,808.46
January 25, 2003.......................    1,071,527.91
February 25, 2003......................      537,737.29
March 25, 2003.........................       24,611.22
April 25, 2003.........................               0
May 25, 2003...........................               0
June 25, 2003..........................               0

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
July 25, 2003..........................  $            0
August 25, 2003........................               0
September 25, 2003.....................               0
October 25, 2003.......................               0
November 25, 2003......................               0
December 25, 2003......................               0
January 25, 2004.......................               0
February 25, 2004......................               0
March 25, 2004.........................               0
April 25, 2004.........................               0
May 25, 2004...........................               0
June 25, 2004..........................               0
July 25, 2004..........................               0
August 25, 2004........................               0
September 25, 2004.....................               0
October 25, 2004.......................               0
November 25, 2004......................               0
December 25, 2004......................               0
January 25, 2005.......................               0
February 25, 2005......................               0
March 25, 2005.........................               0
April 25, 2005.........................               0
May 25, 2005...........................               0
June 25, 2005..........................               0
July 25, 2005..........................               0
August 25, 2005........................               0
September 25, 2005.....................               0
October 25, 2005.......................               0
November 25, 2005......................               0
December 25, 2005......................               0
January 25, 2006.......................               0
February 25, 2006......................               0
March 25, 2006.........................               0
April 25, 2006.........................               0
May 25, 2006...........................               0
June 25, 2006..........................               0
July 25, 2006..........................               0
August 25, 2006........................               0
September 25, 2006.....................               0
October 25, 2006.......................               0
November 25, 2006......................               0
December 25, 2006......................               0
January 25, 2007.......................               0
February 25, 2007......................               0
March 25, 2007.........................               0
April 25, 2007.........................               0
May 25, 2007...........................               0
June 25, 2007..........................               0
July 25, 2007..........................               0
August 25, 2007........................               0
September 25, 2007.....................               0
October 25, 2007.......................               0
November 25, 2007......................               0
December 25, 2007......................               0
January 25, 2008.......................               0
February 25, 2008......................               0
March 25, 2008.........................               0
April 25, 2008.........................               0
May 25, 2008...........................               0
June 25, 2008..........................               0
July 25, 2008 and thereafter...........               0

           CLASS A-5 PLANNED BALANCE SCHEDULE

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
Initial................................  $12,571,000.00
July 25, 1998..........................   12,571,000.00
August 25, 1998........................   12,571,000.00
September 25, 1998.....................   12,571,000.00
October 25, 1998.......................   12,571,000.00
November 25, 1998......................   12,571,000.00
December 25, 1998......................   12,571,000.00
January 25, 1999.......................   12,571,000.00
February 25, 1999......................   12,571,000.00
March 25, 1999.........................   12,571,000.00
April 25, 1999.........................   12,571,000.00
May 25, 1999...........................   12,571,000.00
June 25, 1999..........................   12,571,000.00
July 25, 1999..........................   12,571,000.00
August 25, 1999........................   12,571,000.00
Sepember 25, 1999......................   12,571,000.00
October 25, 1999.......................   12,571,000.00
November 25, 1999......................   12,571,000.00
December 25, 1999......................   12,571,000.00
January 25, 2000.......................   12,571,000.00
February 25, 2000......................   12,571,000.00
March 25, 2000.........................   12,571,000.00
April 25, 2000.........................   12,571,000.00
May 25, 2000...........................   12,571,000.00
June 25, 2000..........................   12,571,000.00
July 25, 2000..........................   12,571,000.00
August 25, 2000........................   12,571,000.00
September 25, 2000.....................   12,571,000.00
October 25, 2000.......................   12,571,000.00
November 25, 2000......................   12,571,000.00
December 25, 2000......................   12,571,000.00
January 25, 2001.......................   12,571,000.00
February 25, 2001......................   12,571,000.00
March 25, 2001.........................   12,571,000.00
April 25, 2001.........................   12,571,000.00
May 25, 2001...........................   12,571,000.00
June 25, 2001..........................   12,571,000.00
July 25, 2001..........................   12,571,000.00
August 25, 2001........................   12,571,000.00
September 25, 2001.....................   12,571,000.00
October 25, 2001.......................   12,571,000.00
November 25, 2001......................   12,571,000.00
December 25, 2001......................   12,571,000.00
January 25, 2002.......................   12,571,000.00
February 25, 2002......................   12,571,000.00
March 25, 2002.........................   12,571,000.00
April 25, 2002.........................   12,571,000.00
May 25, 2002...........................   12,571,000.00
June 25, 2002..........................   12,571,000.00
July 25, 2002..........................   12,571,000.00
August 25, 2002........................   12,571,000.00
September 25, 2002.....................   12,571,000.00
October 25, 2002.......................   12,571,000.00
November 25, 2002......................   12,571,000.00
December 25, 2002......................   12,571,000.00
January 25, 2003.......................   12,571,000.00
February 25, 2003......................   12,571,000.00
March 25, 2003.........................   12,571,000.00
April 25, 2003.........................   12,102,355.87
May 25, 2003...........................   11,628,207.71
June 25, 2003..........................   11,172,432.39

DISTRIBUTION DATE                        PLANNED BALANCE
-----------------                        ---------------
July 25, 2003..........................  $10,734,323.62
August 25, 2003........................   10,313,202.09
September 25, 2003.....................    9,908,414.48
October 25, 2003.......................    9,519,332.43
November 25, 2003......................    9,145,351.60
December 25, 2003......................    8,785,890.78
January 25, 2004.......................    8,440,390.99
February 25, 2004......................    8,108,314.61
March 25, 2004.........................    7,789,144.63
April 25, 2004.........................    7,482,383.81
May 25, 2004...........................    7,187,553.93
June 25, 2004..........................    6,904,195.11
July 25, 2004..........................    6,631,865.05
August 25, 2004........................    6,370,138.40
September 25, 2004.....................    6,118,606.13
October 25, 2004.......................    5,876,874.84
November 25, 2004......................    5,644,566.24
December 25, 2004......................    5,421,316.52
January 25, 2005.......................    5,206,775.84
February 25, 2005......................    5,000,607.76
March 25, 2005.........................    4,802,488.75
April 25, 2005.........................    4,612,107.68
May 25, 2005...........................    4,429,165.37
June 25, 2005..........................    4,253,374.13
July 25, 2005..........................    4,084,457.30
August 25, 2005........................    3,922,148.84
September 25, 2005.....................    3,766,192.95
October 25, 2005.......................    3,616,343.63
November 25, 2005......................    3,472,364.35
December 25, 2005......................    3,334,027.66
January 25, 2006.......................    3,201,114.87
February 25, 2006......................    3,073,415.67
March 25, 2006.........................    2,950,727.85
April 25, 2006.........................    2,832,857.01
May 25, 2006...........................    2,719,616.17
June 25, 2006..........................    2,610,825.60
July 25, 2006..........................    2,506,312.46
August 25, 2006........................    2,405,910.58
September 25, 2006.....................    2,309,460.17
October 25, 2006.......................    2,216,807.62
November 25, 2006......................    2,127,805.22
December 25, 2006......................    2,042,310.97
January 25, 2007.......................    1,960,188.34
February 25, 2007......................    1,881,306.04
March 25, 2007.........................    1,805,537.89
April 25, 2007.........................    1,732,762.54
May 25, 2007...........................    1,662,863.35
June 25, 2007..........................    1,595,728.16
July 25, 2007..........................    1,531,249.17
August 25, 2007........................    1,469,322.71
September 25, 2007.....................    1,409,849.14
October 25, 2007.......................    1,352,732.67
November 25, 2007......................    1,298,612.96
December 25, 2007......................    1,246,620.82
January 25, 2008.......................    1,196,673.60
February 25, 2008......................    1,148,691.84
March 25, 2008.........................    1,102,599.14
April 25, 2008.........................    1,058,322.05
May 25, 2008...........................    1,015,789.95
June 25, 2008..........................      974,934.92
July 25, 2008 and thereafter...........               0

                     [This page intentionally left blank]

PROSPECTUS
                            ASSET BACKED SECURITIES
                              (ISSUABLE IN SERIES)
                            ------------------------

    This Prospectus relates to the issuance of Asset Backed Certificates (the 'Certificates') and Asset Backed Notes (the 'Notes' and, together with the Certificates, the 'Securities'), which may be issued from time to time in one or more series (each, a 'Series') by a Trust Fund created by The Provident Bank ('Provident') on terms determined at the time of sale and described in this Prospectus and the related Prospectus Supplement. The Securities of a Series will consist of Certificates which evidence beneficial ownership of a trust established by Provident (each, a 'Trust Fund'), and Notes secured by the assets of a Trust Fund. As specified in the related Prospectus Supplement, the Trust Fund for a Series of Securities will include certain assets (the 'Trust Fund Assets') which will consist of the following types of single family mortgage loans (the 'Loans'): (i) mortgage loans secured by first and/or subordinate liens on one- to four-family residential properties (the 'Mortgage Loans') and
(ii) closed-end loans (the 'Closed-End Loans') and/or revolving home equity loans or certain balances thereof (the 'Revolving Credit Line Loans', together with the Closed-End Loans, the 'Home Equity Loans') secured by first or subordinate liens on one-to four-family residential properties. The Trust Fund Assets will be originated or be acquired by Provident and conveyed by Provident to the related Trust Fund. A Trust Fund also may include insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit to the extent described in the related Prospectus Supplement. See 'Index of Defined Terms' on Page 86 of this Prospectus for the location of the definitions of certain capitalized terms.

    Each Series of Securities will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the related Trust Fund Assets. Each class of Notes of a Series will be secured by the related Trust Fund Assets or, if so specified in the related Prospectus Supplement, a portion thereof. A Series of Securities may include one or more classes that are senior in right of payment to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Securities of such Series on or after the occurrence of specified events, in each case as specified in the related Prospectus Supplement.

    Distributions to Securityholders will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Securities of a Series will be made from the related Trust Fund Assets or proceeds thereof pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement.

    The related Prospectus Supplement will describe any insurance or guarantee provided with respect to the related Series of Securities including, without limitation, any insurance or guarantee provided by the Department of Housing and Urban Development, the United States Department of Veterans' Affairs or any private insurer or guarantor. The only obligations of Provident with respect to a Series of Securities will be to make certain representations and warranties to the Trustee for the related Series of Securities. The principal obligations of the Master Servicer named in the related Prospectus Supplement with respect to the related Series of Securities will be limited to obligations pursuant to certain representations and warranties and to its contractual servicing obligations, including any obligation it may have to advance delinquent payments on the related Trust Fund Assets.

    The yield on each class of Securities of a Series will be affected by, among other things, the rate of payments of principal (including prepayments) on the related Trust Fund Assets and the timing of receipt of such payments as described under 'Risk Factors--Prepayment and Yield Considerations' and 'Yield and Prepayment Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described under 'The Agreements-- Termination; Optional Termination' herein and in the related Prospectus Supplement.

    If specified in the related Prospectus Supplement, one or more elections may be made to treat a Trust Fund or specified portions thereof as a 'real estate mortgage investment conduit' ('REMIC') for federal income tax purposes. See 'Federal Income Tax Consequences.'

                            ------------------------

     FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE
        SECURITIES, SEE THE INFORMATION UNDER 'RISK FACTORS' ON PAGE 11.

THE CERTIFICATES OF A GIVEN SERIES WILL REPRESENT BENEFICIAL INTERESTS IN, AND THE NOTES OF A GIVEN SERIES WILL REPRESENT OBLIGATIONS OF, THE RELATED TRUST
 FUND ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF PROVIDENT,
   THE MASTER SERVICER, OR ANY AFFILIATES THEREOF, EXCEPT TO THE EXTENT
    DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT. THE SECURITIES AND THE
     LOANS WILL NOT BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY
       OR BY PROVIDENT OR ANY OTHER PERSON OR ENTITY, EXCEPT IN  EACH
        CASE TO THE EXTENT DESCRIBED IN THE RELATED PROSPECTUS
                                  SUPPLEMENT.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

    Prior to issuance there will have been no market for the Securities of any Series and there can be no assurance that a secondary market for any Securities will develop, or if it does develop, that it will continue or provide Securityholders with a sufficient level of liquidity of investment. This Prospectus may not be used to consummate sales of Securities of any Series unless accompanied by a Prospectus Supplement. Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement.

March 26, 1998

     UNTIL 90 DAYS AFTER THE DATE OF EACH PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES COVERED BY SUCH PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH PROSPECTUS SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

              PROSPECTUS SUPPLEMENT OR CURRENT REPORT ON FORM 8-K

     The Prospectus Supplement or Current Report on Form 8-K relating to the Securities of each Series to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) the aggregate principal amount, interest rate and authorized denominations of each class of such Series of Securities; (ii) information as to the assets comprising the Trust Fund, including the general characteristics of the related Trust Fund Assets included therein and, if applicable, the insurance policies, surety bonds, guaranties, letters of credit or other instruments or agreements included in the Trust Fund or otherwise, and the amount and source of any reserve account or other cash account; (iii) the circumstances, if any, under which the Trust Fund may be subject to early termination; (iv) the circumstances, if any, under which the Notes of such Series are subject to redemption; (v) the method used to calculate the amount of principal to be distributed or paid with respect to each class of Securities; (vi) the order of application of distributions or payments to each of the classes within such Series, whether sequential, pro rata, or otherwise; (vii) the Distribution Dates with respect to such Series; (viii) additional information with respect to the method of distribution of such Securities; (ix) whether one or more REMIC elections will be made with respect to the Trust Fund and, if so, the designation of the regular interests and the residual interests; (x) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (xi) the stated maturity of each class of Notes of such Series; (xii) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate in right of payment to any other class; and (xiii) information as to the Master Servicer and the Trustee.

                             AVAILABLE INFORMATION

     Provident has filed with the Securities and Exchange Commission (the 'Commission') a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain descriptions of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:
Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a Web site at http://www.sec.gov from which such Registration Statement and exhibits may be obtained.

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus. Neither Provident nor the Master Servicer for any Series intends to file with the Commission periodic reports with respect to the related Trust Fund following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act.

     The Trustee or such other entity specified in the related Prospectus Supplement on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Corporate Trust Office of the Trustee or the address of such other entity specified in the accompanying Prospectus Supplement. Included in the accompanying Prospectus Supplement is the name, address, telephone number, and, if available, facsimile number of the office or contact person at the Corporate Trust Office of the Trustee or such other entity.

                           REPORTS TO SECURITYHOLDERS

     Periodic and annual reports concerning the related Trust Fund for a Series of Securities will be forwarded to Securityholders. However, such reports will neither be examined nor reported on by an independent public accountant. See 'Description of the Securities--Reports to Securityholders'.

                                SUMMARY OF TERMS

     This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement with respect to the Series of Securities offered thereby and to the related Agreement (as such term is defined below) which will be prepared in connection with each Series of Securities. Unless otherwise specified, capitalized terms used and not defined in this Summary of Terms have the meanings given to them in this Prospectus and in the related Prospectus Supplement. See 'Index of Defined Terms' on Page 85 of this Prospectus for the location of the definitions of certain capitalized terms.

Title of Securities.................  Asset Backed Certificates (the 'Certificates') and Asset Backed Notes (the
                                      'Notes' and, together with the Certificates, the 'Securities'), which are issuable in Series.

Provident...........................  The Provident Bank ('Provident'), an Ohio banking corporation in its capacity as transferor of the Loans to the Trust Fund.

Trustee.............................  The trustee(s) (the 'Trustee') for each Series of Securities will be specified in the related Prospectus Supplement. See 'The Agreements' herein for a description of the Trustee's rights and obligations.

Master Servicer.....................  The entity or entities named as Master Servicer (the 'Master Servicer') in the related Prospectus Supplement, which may be Provident or an affiliate thereof. See 'The Agreements--Certain Matters Regarding the Master Servicer
                                      and Provident'.

Trust Fund Assets...................  Assets of the Trust Fund for a Series of Securities will include certain assets (the 'Trust Fund Assets') which will consist of the Loans, together with payments in respect of such Trust Fund Assets, as specified in the related Prospectus Supplement. At the time of issuance of the Securities of the Series, Provident will assign the Loans comprising the related Trust
                                      Fund to the Trustee, without recourse. The Loans will be collected in a pool (each, a 'Pool') as of the first day of the month of the issuance of the related Series of Securities or such other date specified in the related Prospectus Supplement (the 'Cut-Off Date'). Trust Fund Assets also may include insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit to the extent described in the related Prospectus Supplement. See 'Credit Enhancement'. In addition, if the related Prospectus Supplement so provides, the related Trust Fund
                                      Assets will include the funds on deposit in an account (a 'Pre-Funding
                                      Account') which will be used to purchase additional Loans during the period specified in such Prospectus Supplement. See 'The Agreements-- Pre-Funding
                                      Account'.

Loans...............................  The Loans will consist of (i) mortgage loans secured by first and/or subordinate liens on one- to four-family residential properties (each, a
                                      'Mortgage Loan') and (ii) closed-end loans (the 'Closed-End Loans') and/or revolving home equity loans or certain balances thereof (the 'Revolving
                                      Credit Line Loans', together with the Closed-End Loans, the 'Home Equity
                                      Loans'). All Loans will have been originated or purchased by Provident, either directly or through an affiliate.

                                      As specified in the related Prospectus Supplement, the Home Equity Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Mortgaged Property, which may be subordinated to one or more senior liens on the Mortgaged Property, as described in the related Prospectus Supplement.

Description of the Securities.......  Each Security will represent a beneficial ownership interest in, or be secured by the assets of, a Trust Fund created by Provident pursuant to an

                                      Agreement among Provident, the Master Servicer and the Trustee for the related Series. The Securities of any Series may be issued in one or more classes as specified in the related Prospectus Supplement. A Series of
                                      Securities may include one or more classes of senior Securities
                                      (collectively, the 'Senior Securities') and one or more classes of subordinate Securities (collectively, the 'Subordinated Securities').
                                      Certain Series or classes of Securities may be covered by insurance policies or other forms of credit enhancement, in each case as described under 'Credit Enhancement' herein and in the related Prospectus Supplement.

                                      One or more classes of Securities of each Series (i) may be entitled to receive distributions allocable only to principal, only to interest or to any combination thereof; (ii) may be entitled to receive distributions only of prepayments of principal throughout the lives of the Securities or during specified periods; (iii) may be subordinated in the right to receive distributions of scheduled payments of principal, prepayments of principal, interest or any combination thereof to one or more other classes of
                                      Securities of such Series throughout the lives of the Securities or during specified periods; (iv) may be entitled to receive such distributions only after the occurrence of events specified in the related Prospectus
                                      Supplement; (v) may be entitled to receive distributions in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets; (vi) as to Securities entitled to distributions allocable to interest, may be entitled to receive interest at a fixed rate or a rate that is subject to change from time to time; and
                                      (vii) as to Securities entitled to distributions allocable to interest, may be entitled to distributions allocable to interest only after the occurrence of events specified in the related Prospectus Supplement and may accrue interest until such events occur, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time, as specified in the related Prospectus
                                      Supplement.

Distributions on the Securities.....  Distributions on the Securities entitled thereto will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement (each, a 'Distribution
                                      Date') out of the payments received in respect of the assets of the related
                                      Trust Fund or other assets pledged for the benefit of the Securities as described under 'Credit Enhancement' herein to the extent specified in the related Prospectus Supplement. The amount allocable to payments of principal and interest on any Distribution Date will be determined as specified in the related Prospectus Supplement. The Prospectus Supplement for a Series of Securities will describe the method for allocating distributions among Securities of different classes as well as the method for allocating distributions among Securities for any particular class.

                                      The aggregate original principal balance of the Securities will not exceed the aggregate distributions allocable to principal that such Securities will be entitled to receive. If specified in the related Prospectus
                                      Supplement, the Securities will have an aggregate original principal balance equal to the aggregate unpaid principal balance of the Trust Fund
                                      Assets as of the related Cut-Off Date and will bear interest in the aggregate at a rate equal to the interest rate borne by the underlying
                                      Loans (the 'Loan Rate') net of the aggregate servicing fees and any other amounts specified in the

                                      related Prospectus Supplement or at such other interest rate as may be specified in such Prospectus Supplement.

                                      The rate at which interest will be passed through or paid to
                                      Securityholders (each, a 'Pass-Through Rate') entitled thereto may be a fixed rate or a rate that is subject to change from time to time from the time and for the periods, in each case, as specified in the related
                                      Prospectus Supplement. Any such rate may be calculated on a loan-by-loan basis, weighted average basis, a notional amount or other basis, in each case as described in the related Prospectus Supplement.

Credit Enhancement..................  The Trust Fund Assets or the Securities of one or more classes in the related Series may have the benefit of one or more types of credit enhancement as described in the related Prospectus Supplement. The protection against losses afforded by any such credit support may be limited. The type, characteristics and amount of credit enhancement will be determined based on the characteristics of the Loans comprising the Trust
                                      Fund Assets and other factors and will be established on the basis of requirements of each Rating Agency rating the Securities of such Series.
                                      See 'Credit Enhancement.'

                                      If specified in the related Prospectus Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Trust Funds thereby and of the application of such coverage to the identified Trust Funds.

A. Subordination....................  A Series of Securities may consist of one or more classes of Senior
                                      Securities and one or more classes of Subordinated Securities. The rights of the holders of the Subordinated Securities of a Series to receive distributions with respect to the related Trust Fund Assets will be subordinated to such rights of the holders of the Senior Securities of the same Series to the extent described in the related Prospectus Supplement.
                                      This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Securities of such Series of the full amount of monthly payments of principal and interest due them. The protection afforded to the holders of Senior Securities of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Securities, the amounts of interest and/or principal due them on each Distribution Date out of the funds available for distribution on such date in the related Security Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future distributions on the related Trust Fund Assets that would otherwise have been payable to the holders of Subordinated
                                      Securities; (ii) reducing the ownership interest (if applicable) of the related Subordinated Securities; or (iii) a combination of clauses (i) and
                                      (ii) above. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the borrower. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a class or classes of Subordinated Securities in a Series, the circumstances in which such

                                      subordination will be applicable, and the manner, if any, in which the amount of subordination will decrease over time.

B. Reserve Account..................  One or more reserve accounts or other cash accounts (each, a 'Reserve
                                      Account') may be established and maintained for each Series of Securities.
                                      The related Prospectus Supplement will specify whether or not such Reserve
                                      Accounts will be included in the corpus of the Trust Fund for such Series and will also specify the manner of funding such Reserve Accounts and the conditions under which the amounts in any such Reserve Accounts will be used to make distributions to holders of Securities of a particular class or released from such Reserve Accounts.

C. Letter of Credit.................  If so specified in the related Prospectus Supplement, credit support for a
                                      Series may be provided by one or more letters of credit. A letter of credit may provide limited protection against certain losses in addition to or in lieu of other credit support, such as losses resulting from delinquent payments on the Loans in the related Trust Fund, losses from risks not covered by standard hazard insurance policies, losses due to bankruptcy of a borrower and application of certain provisions of the federal Bankruptcy
                                      Code, and losses due to denial of insurance coverage due to misrepresentations made in connection with the origination or sale of a
                                      Loan. The issuer of the letter of credit (the 'L/C Bank') will be obligated to honor demands with respect to such letter of credit, to the extent of the amount available thereunder to provide funds under the circumstances and subject to such conditions as are specified in the related Prospectus
                                      Supplement. The liability of the L/C Bank under its letter of credit will be reduced by the amount of unreimbursed payments thereunder.

                                      The maximum liability of a L/C Bank under its letter of credit will be an amount equal to a percentage specified in the related Prospectus Supplement of the initial aggregate outstanding principal balance of the Loans in the related Trust Fund or one or more Classes of Securities of the related
                                      Series. The maximum amount available at any time to be paid under a letter of credit will be determined in the manner specified therein and in the related Prospectus Supplement.

D. Insurance Policies; Surety Bonds
  and Guarantees....................  If so specified in the related Prospectus Supplement, credit support for a
                                      Series may be provided by an insurance policy and/or a surety bond issued by one or more insurance companies or sureties. Such certificate guarantee insurance or surety bond will guarantee timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If specified in the related
                                      Prospectus Supplement, one or more bankruptcy bonds, special hazard insurance policies, other insurance or third-party guarantees may be used to provide coverage for the risks of default or types of losses set forth in such Prospectus Supplement.

E. Over-Collateralization...........  If so provided in the Prospectus Supplement for a Series of Securities, a
                                      portion of the interest payment on each Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of such Series of Securities and, thus, accelerate the rate of payment of principal on such class or classes of such Series of Securities.

F. Mortgage Pool Insurance Policy...  A mortgage pool insurance policy or policies may be obtained and maintained for Loans relating to any Series of Securities, which shall be limited in scope and shall cover defaults on the related Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Loans included in the Pool as of the related Cut-Off Date.

G. Cross-Collateralization..........  If specified in the related Prospectus Supplement, separate classes of a
                                      Series of Securities may evidence the beneficial ownership of, or be secured by, separate groups of assets included in a Trust Fund. In such case, credit support may be provided by a cross-collateralization feature which requires that distributions be made to Securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, other asset groups within the same
                                      Trust Fund. See 'Credit Enhancement-- Cross-Collateralization.'

Advances............................  The Master Servicer and, if applicable, each mortgage servicing institution that services a Loan in a Pool on behalf of the Master Servicer (each, a
                                      'Sub-Servicer') may be obligated to advance amounts (each, an 'Advance')
                                      corresponding to delinquent interest and/or principal payments on such Loan until the date, as specified in the related Prospectus Supplement, on which the related Property is sold at a foreclosure sale or the related Loan is otherwise liquidated. Any obligation to make Advances may be subject to limitations as specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, Advances may be drawn from a cash account available for such purpose as described in such Prospectus
                                      Supplement. Advances will be reimbursable to the extent described under
                                      'Description of the Securities--Advances' herein and in the related
                                      Prospectus Supplement.

                                      In the event the Master Servicer or Sub-Servicer fails to make a required
                                      Advance, the Trustee may be obligated to advance such amounts otherwise required to be advanced by the Master Servicer or Sub-Servicer. See
                                      'Description of the Securities--Advances.'

Optional Termination................  The Master Servicer or the party specified in the related Prospectus
                                      Supplement, including the holder of the residual interest in a REMIC, may have the option to effect early retirement of a Series of Securities through the purchase of the Trust Fund Assets. The Master Servicer will deposit the proceeds of any such purchase in the Security Account for each
                                      Trust Fund as described under 'The Agreements--Payments on Loans; Deposit to Security Account.' Any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of
                                      Securities will be made at the option of the Master Servicer, such other person or, if applicable, such holder of the REMIC residual interest, at a price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Securities of that Series, but the right of the Master Servicer, such other person or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-Off Date for the
                                      Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any such purchase will be made only in connection with a 'qualified liquidation' of the REMIC within the meaning of Section 860F(g)(4) of the Internal Revenue Code of 1986, as
                                      amended (the 'Code').

Legal Investment....................  The Prospectus Supplement for each Series of Securities will specify which, if any, of the classes of Securities offered thereby constitute

                                      'mortgage related securities' for purposes of the Secondary Mortgage Market
                                      Enhancement Act of 1984 ('SMMEA'). Classes of Securities that qualify as
                                      'mortgage related securities' will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations which may govern investments by such institutional investors. Institutions whose investment activities are subject to review by federal or state authorities should consult with their counsel or the applicable authorities to determine whether an investment in a particular class of Securities (whether or not such class constitutes a
                                      'mortgage related security') complies with applicable guidelines, policy statements or restrictions. See 'Legal Investment.'

Federal Income Tax Consequences.....  The federal income tax consequences to Securityholders will vary depending on whether one or more elections are made to treat the Trust Fund or specified portions thereof as a REMIC under the provisions of the Code. The
                                      Prospectus Supplement for each Series of Securities will specify whether such an election will be made.

                                      If a REMIC election is made, Securities representing regular interests in a
                                      REMIC will generally be taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on such regular interests will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. If no REMIC election is made, interest (other than original issue discount ('OID')) on Securities that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual method of accounting.

                                      Certain classes of Securities may be issued with OID. A Securityholder should be aware that the Code and the Treasury regulations promulgated thereunder do not adequately address certain issues relevant to prepayable securities, such as the Securities.

                                      Securityholders that will be required to report income with respect to the related Securities under the accrual method of accounting will do so without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible.
                                      As a result, the amount of income (including OID) reported by a
                                      Securityholder in any period could significantly exceed the amount of cash distributed to such Securityholder in that period.

                                      In the opinion of Brown & Wood LLP, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which such
                                      Securities are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as
                                      'regular interests' or 'residual interests' in a REMIC. A REMIC will not be subject to entity-level tax. Rather, the taxable income or net loss of a
                                      REMIC will be taken into account by the holders of residual interests. Such holders will report their proportionate share of the taxable income of the
                                      REMIC whether or not they receive cash distributions from the REMIC attributable to such income. The portion of the REMIC taxable income consisting of 'excess inclusions' may not be offset against other deductions or losses of the holder, including the net operating losses.

                                      In the opinion of Brown & Wood LLP, if a REMIC or a partnership election is not made with respect to a Series of Securities, then the arrangement by which such Securities are issued will be classified as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an
                                      association taxable as a corporation. If so provided in the Prospectus
                                      Supplement for a Series, there will be no separation of the principal and interest payments on the Loans. In such circumstances, the Securityholder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases, sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

                                      In the opinion of Brown& Wood LLP, if a partnership election is made, the
                                      Trust Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. If Notes are issued by such Trust Fund, such
                                      Notes will be treated as indebtedness for federal income tax purposes. The holders of the Certificates issued by such Trust Fund, if any, will agree to treat the Certificates as equity interests in a partnership.

                                      The Securities will be treated as assets described in Section
                                      7701(a)(19)(C) of the Code and as real estate assets described in Section
                                      856(c) of the Code.

                                      Generally, gain or loss will be recognized on a sale of Securities in the amount equal to the difference between the amount realized and the seller's tax basis in the Securities sold.

                                      The material federal income tax consequences for investors associated with the purchase, ownership and disposition of the Securities are set forth herein under 'Federal Income Tax Consequences'. The material federal income tax consequences for investors associated with the purchase, ownership and disposition of Securities of any particular Series
                                      will be set forth under the heading 'Federal Income Tax Consequences' in the related Prospectus Supplement. See 'Federal Income Tax Consequences'.

ERISA Considerations................  A fiduciary of any employee benefit plan or other retirement plan or arrangement subject to the Employee Retirement Income Security Act of 1974,
                                      as amended ('ERISA'), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Securities could give rise to a transaction prohibited or not otherwise permissible under
                                      ERISA or the Code. See 'ERISA Considerations'. Certain classes of
                                      Securities may not be transferred unless the Trustee is furnished with a letter of representation or an opinion of counsel to the effect that such transfer will not result in a violation of the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee,
                                      Provident or the Master Servicer to additional obligations. See
                                      'Description of the Securities--General' and 'ERISA Considerations'.

Risk Factors........................  For a discussion of certain risks associated with an investment in the
                                      Securities, see 'Risk Factors' on Page 12 herein and in the related
                                      Prospectus Supplement.

                                  RISK FACTORS

     Investors should consider the following factors in connection with the purchase of the Securities.

LIMITED LIQUIDITY

     There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or will continue for the life of the Securities of such Series.

LIMITED SOURCE OF PAYMENTS--NO RECOURSE TO PROVIDENT OR MASTER SERVICER

     As further described in the related Prospectus Supplement, the Securities of a Series will be payable solely from the Trust Fund for such Series and will not have any claim against or security interest in any trust fund for any other Series. There will be no recourse to Provident or any other person for any failure to receive distributions on the Securities. Further, at the times set forth in the related Prospectus Supplement, certain Trust Fund Assets and/or any balance remaining in the Security Account immediately after making all payments due on the Securities of such Series, after making adequate provision for future payments on certain classes of Securities and after making any other payments specified in the related Prospectus Supplement, may be promptly released or remitted to Provident, the Master Servicer, any credit enhancement provider or any other person entitled thereto and will no longer be available for making payments to Securityholders. Consequently, holders of Securities of each Series must rely solely upon payments with respect to the Trust Fund Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any credit enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

     The Securities will not represent an interest in or obligation of Provident, the Master Servicer or any of their respective affiliates. The only obligation, if any, of Provident with respect to the Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties and certain document delivery requirements.

     Provident may be required to repurchase or substitute for any Loan with respect to which such representations and warranties or document delivery requirements are breached. There is no assurance, however, that Provident will have the financial ability to effect such repurchase or substitution.

CREDIT ENHANCEMENT AND POSSIBLE LIMITATIONS ON EFFECTIVENESS

     Although credit enhancement is intended to reduce the risk of delinquent payments or losses to holders of Securities entitled to the benefit thereof, the amount of such credit enhancement will be limited, as set forth in the related Prospectus Supplement, and may be subject to periodic reduction in accordance with a schedule or formula or otherwise decline, and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result Securityholders of the related Series may suffer losses. Moreover, such credit enhancement may not cover all potential losses or risks. For example, credit enhancement may or may not cover fraud or negligence by a loan originator or other parties. In addition, the Trustee will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Securities, provided the applicable Rating Agency indicates that the then-current rating of the Securities of such Series will not be adversely affected. See 'Credit Enhancement'.

PREPAYMENT AND YIELD CONSIDERATIONS

     The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments (including for this purpose prepayments resulting from refinancing or liquidations of the Loans due to defaults, casualties, condemnations and repurchases by Provident or the Master Servicer) of the Loans comprising the Trust Fund, which prepayments may be influenced by a variety of factors including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility, (ii) the manner of allocating principal and/or payments among the classes of Securities of a Series as specified in the related Prospectus Supplement, (iii) the exercise by the party entitled thereto of any right of optional termination and (iv) the rate and timing of payment defaults and losses incurred with respect to the Trust Fund Assets. The repurchase of Loans by Provident or the Seller may result from repurchases of Trust Fund Assets due to material breaches of Provident's or the Seller's representations and warranties, as applicable. The yields to maturity and weighted average lives of the Securities will be affected primarily by the rate and timing of prepayment of the Loans comprising the Trust Fund Assets. In addition, the yields to maturity and weighted average lives of the Securities will be affected by the distribution of amounts remaining in any Pre-Funding Account following the end of the related Funding Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Loans held by a Trust Fund will be borne entirely by the holders of one or more classes of the related Series of Securities. See 'Yield and Prepayment Considerations' and 'The Agreements--Pre-Funding Account.'

     Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate. See 'Description of the Securities--Distributions on Securities--Distributions of Interest'.

BALLOON PAYMENTS AND INCREASED RISK OF DEFAULT

     Certain of the Loans as of the related Cut-Off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Property, the financial condition of the borrower and tax laws. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holders of one or more classes of Securities of the related Series.

NATURE OF MORTGAGES

     Change in Property Values and Possible Increase in Losses. There are several factors that could adversely affect the value of Properties such that the outstanding balance of the related Loans, together with any senior financing on the Properties, if applicable, would equal or exceed the value of the Properties. Among the factors that could adversely affect the value of the Properties are an overall decline in the residential real estate market in the areas in which the Properties are located or a decline in the general condition of the Properties as a result of failure of borrowers to maintain adequately the Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. In the case of Home Equity Loans, such decline could extinguish the value of the interest of a junior mortgagee in the Property before having any effect on the interest of the related senior mortgagee. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on all Loans could be higher than those currently experienced in the mortgage lending industry in general. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holder of one or more classes of Securities of the related Series.

     Delays Due to Liquidation. Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. An uncontested foreclosure in Ohio will take approximately six months to complete, depending upon how quickly all interested parties are properly served with legal process to commence the action, and whether reappraisal of the property is necessary because the bid received at the sheriff's foreclosure sale is less than two-thirds of the appraised value. In Ohio, foreclosure is usually contested unless the owner of the property is contemplating bankruptcy. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Property. This would apply in Ohio only as to the execution sale of any personal property in which a security interest is granted by the mortgage to be foreclosed, but not the real property. Ohio law generally imposes a two-year limitations period following confirmation of a judicial sale to collect a deficiency judgment. Such limitation also applies to the collection of a deficiency judgment by a junior mortgagee after foreclosure and sale of a senior mortgage. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

     Disproportionate Effect of Liquidation Expenses. Liquidation expenses with respect to defaulted Loans do not vary directly with the outstanding principal balance of the Loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted Loan having a small remaining principal balance as it would in the case of a defaulted Loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small Loan than would be the case with the defaulted Loan having a large remaining principal balance.

     Home Equity Loans; Junior Liens and Effect on Recoveries. Since the mortgages and deeds of trust securing the Home Equity Loans will be primarily junior liens subordinate to the rights of the mortgagee under the related senior mortgage(s) or deed(s) of trust, the proceeds from any liquidation, insurance or condemnation proceeds will be available to satisfy the outstanding balance of such junior lien only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to any senior mortgage, in which case it must either pay the entire amount due on any senior mortgage to the related senior mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on any such senior mortgage in the event the mortgagor is in default thereunder. Except from the sale of the mortgaged property, the Trust Fund will not have any source of funds to satisfy any senior mortgages or make payments due to any senior mortgagees and may therefore be prevented from foreclosing on the related property. As discussed above, in Ohio a junior mortgagee may be subject to a two-year limitations period for the collection of a deficiency judgment if the judgment was entered in favor of the junior mortgagee in the foreclosure action of a senior mortgagee.

     Consumer Protection Laws. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions. See 'Certain Legal Aspects of the Loans'.

ENVIRONMENTAL RISKS TO TRUST FUND

     Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ('CERCLA'), a lender may be liable, as an 'owner' or 'operator', for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have actually participated in the management or operations of such property, regardless of whether the environmental damage or threat was caused by a prior owner. Such costs could result in a loss to the holders of one or more classes of Securities of the related Series. A lender also risks such liability on foreclosure of the related property. See 'Certain Legal Aspects of the Loans--Environmental Risks'.

CERTAIN OTHER LEGAL ASPECTS OF THE LOANS

     Consumer Protection Laws. The Loans may also be subject to federal laws, including:

           (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

           (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

          (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and

           (iv) for Loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the Loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

     The Riegle Act. Certain Mortgage Loans may be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the 'Riegle Act') which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all Mortgage Loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related Loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the Mortgage Loan.

RATING OF THE SECURITIES

     It will be a condition to the issuance of a class of Securities offered hereby that they be rated in one of the four highest rating categories by the Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the related Trust Fund Assets and any credit enhancement with respect to such class and will represent such Rating Agency's assessment solely of the likelihood that holders of such class of Securities will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating shall not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series of Securities, such rating might also be lowered or withdrawn because of, among other reasons, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     The amount, type and nature of credit enhancement, if any, established with respect to a class of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of similar loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that the values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any other financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of Securities of the related Series. See 'Rating'.

BOOK-ENTRY REGISTRATION AND REDUCTION OF LIQUIDITY OF SECURITIES

     If issued in book-entry form, such registration may reduce the liquidity of the Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in Book-Entry Securities can be effected only through the Depository Trust Company ('DTC'), participating organizations, Financial Intermediaries and certain banks, the ability of a Securityholder to pledge a Book-Entry Security to persons or entities that do not participate in the DTC system may be limited due to lack of a physical certificate representing such Securities. Security Owners will not be recognized as Securityholders as such term is used in the related Agreement, and Security Owners will be permitted to exercise the rights of Securityholders only indirectly through DTC and its Participants.

     In addition, Securityholders may experience some delay in their receipt of distributions of interest and principal on Book-Entry Securities since distributions are required to be forwarded by the Trustee to DTC and DTC will then be required to credit such distributions to the accounts of Depository participants which thereafter will be required to credit them to the accounts of Securityholders either directly or indirectly through Financial Intermediaries. See 'Description of the Securities--Book-Entry Registration of Securities'.

PRE-FUNDING ACCOUNTS AND POSSIBLE PREPAYMENT RISK

     If so provided in the related Prospectus Supplement, on the related Closing Date Provident will deposit cash in an amount (the 'Pre-Funded Amount') specified in such Prospectus Supplement into an account (the 'Pre-Funding Account'). In no event shall the Pre-Funded Amount exceed 50% of the initial aggregate principal amount of the Certificates and/or Notes of the related Series of Securities. The Pre-Funded Amount will be used to purchase Loans ('Subsequent Loans') in a period from the related Closing Date to a date not more than one year after such Closing Date (such period, the 'Funding Period') from Provident. The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by such Trustee during the Funding Period to pay to Provident the purchase price for Subsequent Loans. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Loans by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to the holders of the related Securities on the Distribution Date immediately following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any reinvestment risk resulting from such prepayment will be borne entirely by the holders of one or more classes of the related Series of Securities.

BANKRUPTCY AND INSOLVENCY RISKS

     Provident and the Trust Fund will treat the transfer of Loans from Provident to the Trust Fund as a sale for accounting purposes. However, in the event of the insolvency of Provident, it is possible that a receiver or conservator (or similar official) for Provident, may attempt to recharacterize the sale of the Loans as a borrowing by Provident, secured by a pledge of the Loans. Certain provisions of the Federal Deposit Insurance Act may permit the FDIC to avoid such security interest. This position, if argued before and/or accepted by a court, could prevent timely payments of amounts due on the Securities and result in a reduction of payments due on the

Securities. Provident will, however, mark its records to indicate that the Trust Fund Assets relating to each Series have been sold to a Trust Fund.

     In the event of a bankruptcy or insolvency of the Master Servicer, the bankruptcy trustee or receiver may have the power to prevent the Trustee or the Securityholders from appointing a successor Master Servicer. The time period during which cash collections may be commingled with the Master Servicer's own funds prior to each Distribution Date will be specified in the related Prospectus Supplement. In the event of the insolvency of the Master Servicer and if such cash collections are commingled with the Master Servicer's own funds for at least ten days, the Trust Fund will likely not have a perfected interest in such collections since such collections would not have been deposited in a segregated account within ten days after the collection thereof, and the inclusion thereof in the bankruptcy estate of the Master Servicer may result in delays in payment and failure to pay amounts due on the Securities of the related Series.

     In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

VALUE OF TRUST FUND ASSETS

     There is no assurance that the market value of the Trust Fund Assets or any other assets relating to a Series of Securities described under 'Credit Enhancement' herein will at any time be equal to or greater than the principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the Agreement for a Series of Securities and a sale of the related Trust Fund Assets or upon a sale of the assets of a Trust Fund for a Series of Securities, the Trustee, the Master Servicer, the credit enhancer, if any, and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Securityholders. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

                                 THE TRUST FUND

GENERAL

     The Securities of each Series will represent interests in the assets of the related Trust Fund, and the Notes of each Series will be secured by the pledge of the assets of the related Trust Fund. The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. Each Trust Fund will consist of certain assets (the 'Trust Fund Assets') consisting of a pool (each, a 'Pool') comprised of Loans as specified in the related Prospectus Supplement, together with payments in respect of such Loans, as specified in the related Prospectus Supplement.* The Pool will be created on the first day of the month of the issuance of the related Series of Securities or such other date specified in the related Prospectus Supplement (the 'Cut-Off Date'). The Securities will be entitled to payment from the assets of the related Trust Fund or other assets pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement and will not be entitled to payments in respect of the assets of any other trust fund established by Provident.

     Each Loan will have been originated or acquired by Provident in accordance with the underwriting criteria specified below under 'Loan Program--Underwriting Standards' or as otherwise described in the related Prospectus Supplement. See 'Loan Program--Underwriting Standards'. The Trust Fund Assets will be conveyed without recourse by Provident to the related Trust Fund.

     Provident will assign the Trust Fund Assets to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series. The Master Servicer named in the related Prospectus Supplement will service the Trust Fund Assets, either directly or through Sub-Servicers, pursuant to a Pooling and Servicing Agreement among Provident, the Master Servicer and the Trustee with respect to a Series consisting of Certificates, or a master servicing agreement (each, a 'Master Servicing Agreement') between the Trustee and the Master Servicer with respect to a Series consisting of Certificates and Notes, and will receive a fee for such services. See 'Loan Program' and 'The Agreements'. With respect to Loans serviced by the Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the related Agreement as if the Master Servicer alone were servicing such Loans.

     As used herein, 'Agreement' means, with respect to a Series consisting of Certificates, the Pooling and Servicing Agreement, and with respect to a Series consisting of Certificates and Notes, the Trust Agreement, the Indenture and the Master Servicing Agreement, as the context requires.

     If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a 'Trust Agreement') between Provident and the trustee of such Trust Fund.

     With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Trust Fund Assets and other assets contemplated herein specified and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related credit enhancement.

     The only obligations of Provident with respect to a Series of Securities will be to make certain representations and warranties to the Trustee for such Series of Securities. With respect to any breach of a representation or warranty which materially and adversely affects the interests of a Securityholder, Provident will be obligated to cure such breach or repurchase or substitute for the affected Loan or Loans. See 'The

------------------
* Whenever the terms 'Pool', 'Certificates', 'Notes' and 'Securities' are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Pool and the Securities of one Series including the Certificates representing certain undivided interests in, and/or Notes secured by the assets of, a single Trust Fund consisting primarily of the Loans in such Pool. Similarly, the term 'Pass- Through Rate' will refer to the Pass-Through Rate borne by the Certificates and the term 'interest rate' will refer to the interest rate borne by the Notes of one specific Series, as applicable, and the term 'Trust Fund' will refer to one specific Trust Fund.

Agreements--Assignment of the Trust Fund Assets'. The obligations of the Master Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Sub-Servicers or Provident, or both, as more fully described herein under 'Loan Program--Representations by Provident; Repurchases' and 'The Agreements--Sub-Servicing' and '--Assignment of the Trust Fund Assets') and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the Loans in the amounts described herein under 'Description of the Securities--Advances'. The obligations of the Master Servicer to make advances may be subject to limitations to the extent provided herein and in the related Prospectus Supplement.

     The following is a brief description of the assets expected to be included in the Trust Funds. If specific information respecting Trust Fund Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Securities (the 'Detailed Description'). In no event, however, will more than 5% (by principal balance at the Cut-Off Date) of the Mortgage Pool deviate from the characteristics of the Loans set forth in the related Prospectus Supplement. A copy of the Agreement with respect to each Series of Securities will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Loans relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

THE LOANS

     General. Loans will consist of Mortgage Loans and Home Equity Loans. As more fully described in the related Prospectus Supplement, the Loans will be 'conventional' loans.

     The Loans in a Pool will have monthly payments due on the first day of each month or on such other day of the month specified in the related Prospectus Supplement. The payment terms of the Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features (or combination thereof), all as described below or in the related Prospectus Supplement:

          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate borne by such Loan (the 'Loan Rate') for a period of time or for the life of the Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Property or another source.

          (b) Principal may be payable on a level debt service basis to fully amortize the Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ('balloon payment'). Principal may include interest that has been deferred and added to the principal balance of the Loan.

          (c) Monthly payments of principal and interest may be fixed for the life of the Loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Loan or may decline over time, and may be prohibited for the life of the Loan or for certain periods ('Lockout Periods'). Certain Loans may permit prepayments after expiration of the applicable Lockout Period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Loans may include 'due-on-sale' clauses which permit the mortgagee to demand payment of the entire Loan in connection with the sale or certain transfers of the related Property. Other Loans may be assumable by persons meeting the then applicable standards set forth in the Agreement.

     A Trust Fund may contain certain Loans ('Buydown Loans') that include provisions whereby a third party partially subsidizes the monthly payments of the borrowers on such Loans during the early years of such Loans, the difference to be made up from a fund (a 'Buydown Fund') contributed by such third party at the time of origination of the Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the borrower will increase during the buydown period as a result of normal increases in compensation and inflation, so that the borrower will be able to meet the full loan payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Prospectus Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the borrower initially, on annual increases in the interest rate and on the length of the buydown period.

     The real property which secures repayment of the Loans is referred to as the 'Mortgaged Properties'. The Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Mortgaged Property. In the case of Home Equity Loans, such liens generally will be subordinated to one or more senior liens on the related Mortgaged Properties as described in the related Prospectus Supplement. The Mortgaged Properties are referred to herein as the 'Properties'. The Properties relating to Loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, manufactured homes and certain other dwelling units ('Single Family Properties'). Such Properties may include vacation and second homes, investment properties, and dwellings situated on leasehold estates. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the Loan by at least five years, unless otherwise specified in the related Prospectus Supplement. The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

     Loans with certain Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a 'Primary Mortgage Insurance Policy'). The existence, extent and duration of any such coverage will be described in the applicable Prospectus Supplement.

     The aggregate principal balance of Loans secured by Properties that are owner-occupied may be disclosed in the related Prospectus Supplement. The basis for a representation that a given percentage of the Loans is secured by Single Family Properties that are owner-occupied will be either (i) the making of a representation by the borrower at origination of the Loan either that the underlying Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Property as a primary residence or (ii) a finding that the address of the underlying Property is the borrower's mailing address.

     Home Equity Loans. As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introduction rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of such Loan. Principal amounts on a Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the related Prospectus Supplement) or repaid under each Revolving Credit Line Loan from time to time, but may be subject to a minimum periodic payment. As specified in the related Prospectus Supplement, the Trust Fund may include any amounts borrowed under a Revolving Credit Line Loan after the Cut-Off Date. The full amount of a Closed-End Loan is advanced at the inception of the Loan and generally is repayable in equal (or substantially equal) installments of an amount to fully amortize such Loan at its stated maturity or is a Balloon Loan. As more fully described in the related Prospectus Supplement, interest on each Closed-End Loan is calculated on the basis of the outstanding principal balance of such Loan multiplied by the Loan Rate thereon and further multiplied by either a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Loan, or a fraction which is 30 over 360. Except to the extent provided in the related Prospectus Supplement, the original terms to stated maturity of Closed-End Loans generally will not exceed 360 months.

Under certain circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the Loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the Loan.

     Additional Information. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to Provident, with respect to the Loans contained in the related Pool, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans as of the applicable Cut-Off Date, (ii) the type of property securing the Loan (e.g., single family residences, individual units in condominium apartment buildings, two- to four-family dwelling units or other real property), (iii) the original terms to maturity of the Loans, (iv) the largest principal balance and the smallest principal balance of any of the Loans, (v) the earliest origination date and latest maturity date of any of the Loans, (vi) the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, of the Loans, (vii) the Loan Rates or annual percentage rates ('APR') or range of Loan Rates or APR's borne by the Loans, (viii) the maximum and minimum per annum Loan Rates, and (ix) the geographical location of the Loans. If specific information respecting the Loans is not known to Provident at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in the Detailed Description.

     Generally, the 'Loan-to-Value Ratio' of a Loan at any given time is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Loan and the denominator of which is the Collateral Value of the related Property. Generally, the 'Combined Loan-to-Value Ratio' of a Loan at any given time is the ratio, expressed as a percentage, of
(i) the sum of (a) the original principal balance of the Loan (or, in the case of a Revolving Credit Line Loan, the maximum amount thereof available) and (b) the outstanding principal balance at the date of origination of the Loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan, to (ii) the Collateral Value of the related Property. The 'Collateral Value' of the Property, other than with respect to certain Loans the proceeds of which were used to refinance an existing mortgage loan (each, a 'Refinance Loan'), is the lesser of (a) the appraised value determined in an appraisal obtained at origination of such Loan and (b) the sales price for such Property. In the case of Refinance Loans, the 'Collateral Value' of the related Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

     No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the sum of the outstanding principal balances of the Loans and any primary or secondary financing on the Properties, as applicable, in a particular Pool become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Pool. To the extent that such losses are not covered by subordination provisions or alternative arrangements, such losses will be borne, at least in part, by the holders of the Securities of the related Series.

SUBSTITUTION OF TRUST FUND ASSETS

     Substitution of Trust Fund Assets will be permitted in the event of breaches of representations and warranties with respect to any original Trust Fund Asset or in the event the documentation with respect to any Trust Fund Asset is determined by the Trustee to be incomplete. The period during which such substitution will be permitted generally will be indicated in the related Prospectus Supplement.

                                USE OF PROCEEDS

     The net proceeds to be received by Provident from the sale of the Trust Fund Assets by Provident to Trust Funds will be applied by Provident to the purchase of additional trust fund assets or will be used by Provident for general corporate purposes. Provident expects to sell Securities in Series issued by the related Trust Fund from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Trust Fund Assets originated or acquired by Provident and sold to the Trust Fund, prevailing interest rates, availability of funds and general market conditions.

                               THE PROVIDENT BANK

     Provident, an Ohio banking corporation, is the principal banking subsidiary of Provident Financial Group, Inc., a Cincinnati-based bank holding company registered under the Bank Holding Company Act. Provident Financial Group, Inc. operates throughout Ohio, Northern Kentucky, Southeastern Indiana and Florida. The principal executive offices of Provident are located at One East Fourth Street, Cincinnati, Ohio 45202 (Telephone: (513) 579-2000).

     Neither Provident nor any of Provident's affiliates will insure or guarantee distributions on the Securities of any Series.

                                  LOAN PROGRAM

     The Loans will have been originated or purchased by Provident, either directly or through affiliates. The Loans so originated or acquired by Provident will have been originated in accordance with the underwriting criteria specified below under 'Underwriting Standards' and as further described in the related Prospectus Supplement.

UNDERWRITING STANDARDS

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Property as collateral. In general, a prospective borrower applying for a Loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information, including the principal balance and payment history with respect to any senior mortgage, if any, which will be verified by Provident. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports, among other things, the length of employment with that organization and the borrower's current salary. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     In determining the adequacy of the property to be used as collateral, an appraisal will generally be made of each property considered for financing. The appraiser is generally required to inspect the property, issue a report on its condition and, if applicable, verify construction has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the property. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

     The maximum loan amount will vary depending upon a borrower's credit grade and loan program but will not generally exceed $750,000. Variations in maximum loan amount limits will be permitted based on compensating factors. Compensating factors may generally include, to the extent specified in the related Prospectus Supplement, low loan-to-value ratio, low debt-to-income ratio, stable employment, favorable credit history and the nature of the underlying first mortgage loan, if applicable.

     Provident's underwriting standards generally permit loans with loan-to-value ratios at origination of up to 100% depending on the loan program, type and use of the property, creditworthiness of the borrower and debt-to-income ratio.

     After obtaining all applicable employment, credit and property information, Provident will use a debt-to-income ratio to assist in determining whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the Mortgage Loan in addition to other monthly credit obligations. The 'debt-to-income ratio' is the ratio of the borrower's total monthly obligations (which includes principal and interest on each mortgage, tax assessments, other loans, charge accounts and all other scheduled indebtedness) to the borrower's gross monthly income. The maximum monthly debt-to-income ratio will vary depending upon a borrower's credit grade and loan program but will not generally exceed 60%. Variations in the monthly debt-to-income ratio limit will be permitted based on compensating factors to the extent specified in the related Prospectus Supplement.

     If specified in the related Prospectus Supplement, a portion of the Loans in a Trust Fund may have been originated under a limited documentation program. Under a limited documentation program, more emphasis is placed on the value and adequacy of the property as collateral and other assets of the borrower than on credit underwriting. Under a limited documentation program, certain credit underwriting documentation concerning income or income verification and/or employment verification is waived.

     In the case of a Loan secured by a leasehold interest in real property, the title to which is held by a third party lessor, Provident will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term on the Loan.

     Certain of the types of Loans that may be included in a Trust Fund are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of such Loans may provide for escalating or variable payments by the borrower. These types of Loans are underwritten on the basis of a judgment that the borrowers have the ability to make the monthly payments required initially. In some instances, a borrower's income may not be sufficient to permit continued Loan payments as such payments increase. These types of Loans may also be underwritten primarily upon the basis of Loan-to-Value Ratios or other favorable credit factors.

QUALIFICATIONS OF PROVIDENT

     Provident will be required to satisfy the following qualifications. Provident is, and each entity from which it acquires Loans must be, an institution experienced in originating and servicing loans of the type contained in the related Pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those loans. Provident is a seller/servicer approved by the Federal National Mortgage Association ('FNMA') and the Federal Home Loan Mortgage Corporation ('FHLMC'). Provident is a mortgagee approved by the Federal Housing Authority and is an institution the deposit accounts in which are insured by the Federal Deposit Insurance Corporation ('FDIC').

REPRESENTATIONS BY PROVIDENT; REPURCHASES

     Provident will have made representations and warranties in respect of the Loans sold by Provident to the Trust Fund and evidenced by all, or a part, of a Series of Securities. Such representations and warranties may include, among other things: (i) that title insurance (or in the case of Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at origination of each Loan and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the Loan from Provident; (ii) that Provident had good title to each such Loan and such Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive certain indebtedness of a borrower; (iii) that each Loan constituted a valid lien on, or a perfected security interest with respect to, the Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement), (iv) the Property is undamaged by waste, fire, earthquake, earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Property; (v) that there were no delinquent tax or assessment liens against the Property; (vi) that no required payment on a Loan was delinquent more than the number of days specified in the related Prospectus Supplement; and (vii) that each Loan was made in compliance with, and is enforceable under, all applicable state and federal laws and regulations in all material respects.

     The Master Servicer or the Trustee will promptly notify Provident of any breach of any representation or warranty made by it in respect of a Loan which materially and adversely affects the interests of the Securityholders in such Loan. If Provident cannot cure such breach within the number of days specified in the related Prospectus Supplement following notice from the Master Servicer or the Trustee, as the case may be, then Provident will be obligated either (i) to repurchase such Loan from the Trust Fund at a price (the 'Purchase Price') equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus unpaid accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate (less any Advances or amount payable as related servicing compensation if Provident is the Master Servicer) or (ii) substitute for such Loan a replacement loan that satisfies the criteria specified in the related Prospectus Supplement. If a REMIC election is to be made with respect to a Trust Fund, the Master Servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution and the Trustee must have received a satisfactory opinion of counsel that such repurchase or substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax. This repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by Provident.

     Neither the Trustee nor the Master Servicer (unless the Master Servicer is Provident) will be obligated to purchase or substitute a Loan if Provident defaults on its obligation to do so, and no assurance can be given that Provident will carry out its respective repurchase or substitution obligations with respect to Loans.

                         DESCRIPTION OF THE SECURITIES

     Each Series of Certificates will be issued pursuant to separate agreements (each, a 'Pooling and Servicing Agreement' or a 'Trust Agreement') among Provident, the Master Servicer and the Trustee. A form of Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Notes will be issued pursuant to an indenture (the 'Indenture') between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the 'Trustee') with respect to such Series, and the related Loans will be serviced by the Master Servicer pursuant to a Master Servicing Agreement. A form of Indenture and Master Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part.

     A Series of Securities may consist of both Notes and Certificates. Each Agreement, dated as of the related Cut-Off Date, will be among Provident, the Master Servicer and the Trustee for the benefit of the holders of the Securities of such Series. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities and the applicable Prospectus Supplement. Provident will provide a copy of the Agreement (without exhibits) relating to any Series of Securities without charge upon written request of a holder of record of a Security of such Series addressed to The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, Attention: Secretary.

GENERAL

     As described in the related Prospectus Supplement, the Securities of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will, in the case of Certificates, evidence specified beneficial ownership interests in, and in the case of Notes, be secured by, the assets of the related Trust Fund created pursuant to each Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by Provident. Unless otherwise specified in the related Prospectus Supplement, the Securities will not represent obligations of Provident or any affiliate of Provident. Certain of the Loans may be guaranteed or insured as set forth in the related Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the related Agreement, (i) the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related

Prospectus Supplement ('Retained Interest')), including all payments of interest and principal received with respect to the Loans after the Cut-Off Date (to the extent not applied in computing the principal balance of such Loans as of the Cut-Off Date (the 'Cut-Off Date Principal Balance')); (ii) such assets as from time to time are required to be deposited in the related Security Account, as described below under 'The Agreements--Payments on Loans; Deposits to Security Account'; (iii) property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure and (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the related Prospectus Supplement, a Trust Fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

     Each Series of Securities will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of Notes of a Series will be secured by, the related Trust Fund Assets. A Series of Securities may include one or more classes that are senior in right to payment to one or more other classes of Securities of such Series. Certain Series or classes of Securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under 'Credit Enhancement' herein and in the related Prospectus Supplement. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the Trustee on each Distribution Date (i.e., monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the related Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a 'Record Date'). Distributions will be made in the manner specified in the related Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for Securityholders (the 'Security Register'); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of such final distribution.

     The Securities will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series, but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

     As to each Series, an election may be made to treat the related Trust Fund or designated portions thereof as a 'real estate mortgage investment conduit' or 'REMIC' as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series of Securities may provide that a REMIC election may be made at the discretion of Provident or the Master Servicer and may only be made if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series of Securities, one of the classes will be designated as evidencing the sole class of 'residual interests' in the related REMIC, as defined in the Code. All other classes of Securities in such a Series will constitute 'regular interests' in the related REMIC, as defined in the Code. As to each Series of Securities with respect to which a REMIC election is to be made, the Master Servicer, the Trustee or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations.

DISTRIBUTIONS ON SECURITIES

     General. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to such Series. See 'Credit Enhancement'. Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

     Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any Reserve Account. As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. The Prospectus Supplement will also describe the method for allocating distributions among Securities of a particular class.

     Available Funds. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the Agreement. 'Available Funds' for each Distribution Date will generally equal the amount on deposit in the related Security Account on such Distribution Date (net of related fees and expenses payable by the related Trust
Fund) other than amounts to be held therein for distribution on future Distribution Dates.

     Distributions of Interest. Interest will accrue on the aggregate principal balance of the Securities (or, in the case of Securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of Securities (the 'Class Security Balance') entitled to interest from the date, at the Pass-Through Rate or interest rate, as applicable (which in either case may be a fixed rate or rate adjustable as specified in such Prospectus Supplement), and for the periods specified in such Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Securities entitled to interest (other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereafter as 'Accrual Securities') will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Class Security Balance of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional amount of such Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Class Security Balance of each Security will equal the aggregate distributions allocable to principal to which such Security is entitled. Distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such Security. The notional amount of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

     Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding such Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate.

     With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Class Security Balance of such class of Securities on that Distribution Date. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in such Prospectus Supplement. Prior to such time, the beneficial ownership interest in the Trust Fund or the principal balance, as applicable, of such class of Accrued Securities, as reflected in the aggregate Class Security Balance of such class of Accrual Securities, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Securities will thereafter accrue interest on its outstanding Class Security Balance as so adjusted.

     Distributions of Principal. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal. The aggregate Class Security Balance of any class of Securities entitled to distributions of principal generally will be the aggregate original Class Security Balance of such class of Securities specified in such Prospectus Supplement, reduced by all distributions reported to the holders of such Securities as allocable to principal and, (i) in the case of Accrual Securities, as described in the related Prospectus Supplement, increased by interest accrued but not then distributable on such Accrual Securities and (ii) in the case of adjustable rate Securities, subject to the effect of negative amortization, if applicable.

     If so provided in the related Prospectus Supplement, one or more classes of Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ('Principal Prepayments') in the percentages and under the circumstances or for the periods specified in such Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Securities will have the effect of accelerating the amortization of such Securities while increasing the interests evidenced by one or more other classes of Securities in the Trust Fund. Increasing the interests of the other classes of Securities relative to that of certain Securities is intended to preserve the availability of the subordination provided by such other Securities. See 'Credit Enhancement--Subordination'.

     Unscheduled Distributions. If specified in the related Prospectus Supplement, the Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in such Prospectus Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any Reserve Account, may be insufficient to make required distributions on the Securities on such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) or interest rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.

ADVANCES

     To the extent provided in the related Prospectus Supplement, the Master Servicer will be required to advance on or before each Distribution Date (from its own funds, funds advanced by Sub-Servicers or funds held in the Security Account for future distributions to the holders of Securities of the related Series) an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date (as such term is defined in the related Prospectus Supplement) and were not advanced by any Sub-Servicer, subject to the Master Servicer's determination that such advances may be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise.

     In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to Securityholders, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Security Account on such Distribution Date would be less than the amount required to be available for distributions to Securityholders on such date. Any Master Servicer funds advanced will be reimbursable to the Master Servicer out of recoveries on the specific Loans with respect to which such Advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Loan purchased by Provident or a Sub-Servicer pursuant to the related Agreement). Advances by the Master Servicer

(and any advances by a Sub-Servicer) also will be reimbursable to the Master Servicer (or Sub-Servicer) from cash otherwise distributable to Securityholders (including the holders of Senior Securities) to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described above. To the extent provided in the related Prospectus Supplement, the Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the related Agreement. The obligations of the Master Servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement of the type described herein under 'Credit Enhancement', in each case as described in the related Prospectus Supplement.

     In the event the Master Servicer or a Sub-Servicer fails to make a required Advance, the Trustee will be obligated to make such Advance in its capacity as successor servicer if it is acting in such capacity. If the Trustee makes such an Advance, it will be entitled to be reimbursed for such Advance to the same extent and degree as the Master Servicer or a Sub-Servicer is entitled to be reimbursed for Advances. See 'Description of the Securities--Distributions on Securities'.

REPORTS TO SECURITYHOLDERS

     Prior to or concurrently with each distribution on a Distribution Date, the Master Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Securities, among other things:

          (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and, if so specified in the related Prospectus Supplement, any applicable prepayment penalties included therein;

          (ii) the amount of such distribution allocable to interest;

          (iii) the amount of any Advance;

          (iv) the aggregate amount (a) otherwise allocable to the Subordinated Securityholders on such Distribution Date, and (b) withdrawn from the Reserve Account, if any, that is included in the amounts distributed to the Senior Securityholders;

          (v) the outstanding principal balance or notional amount of each class of the related Series of Securities after giving effect to the distribution of principal on such Distribution Date;

          (vi) the percentage of principal payments on the Loans (excluding prepayments), if any, which each such class will be entitled to receive on the following Distribution Date; (vii) the percentage of Principal Prepayments on the Loans, if any, which each such class will be entitled to receive on the following Distribution Date;

          (viii) the related amount of the servicing compensation retained or withdrawn from the Security Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

          (ix) the number and aggregate principal balances of Loans as to which the minimum monthly payment is delinquent 30-59 days, 60-89 days and 90 or more days, respectively, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xi) the Pass-Through Rate or interest rate, as applicable, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class;

          (xii) if applicable, the amount remaining in any Reserve Account at the close of business on the Distribution Date;

          (xiii) the Pass-Through Rate or interest rate, as applicable, as of the day prior to the immediately preceding Distribution Date; and

          (xiv) any amounts remaining under letters of credit, Pool policies or other forms of credit enhancement.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having the Percentage Interest specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a Securityholder of record only during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

CATEGORIES OF CLASSES OF SECURITIES

     The Securities of any Series may be comprised of one or more classes. Such classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Prospectus Supplement for a Series of Securities may identify the classes which comprise such Series by reference to the following categories:

CATEGORIES OF CLASSES                                                       DEFINITION
------------------------------------------------  ---------------------------------------------------------------
                                                                          PRINCIPAL TYPES

Accretion Directed..............................  A class that receives principal payments from the accreted interest from specified classes of Accrual Securities. An
                                                  Accretion Directed class also may receive principal payments from principal paid on the underlying Trust Fund Assets for the related Series.

Component Securities............................  A class consisting of 'Components.' The Components of a class of Component Securities may have different principal and/or interest payment characteristics but together constitute a single class. Each Component of a class of Component Securities may be identified as falling into one or more of the categories in this chart.

Notional Amount Securities......................  A class having no principal balance and bearing interest on the related notional amount. The notional amount is used for
                                                  purposes of the determination of interest distributions.

Planned Principal Class
  (also sometimes referred to as 'PACs')........  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Trust Fund
                                                  Assets. These two rates are the endpoints for the 'structuring range' for the Planned Principal Class. The Planned Principal
                                                  Classes in any Series of Securities may be subdivided into different categories (e.g., Primary Planned Principal Classes,
                                                  Secondary Planned Principal Classes and so forth) having
                                                  different effective structuring ranges and different principal payment priorities. The structuring range for the Secondary
                                                  Planned Principal Class of a Series of Securities will be
                                                  narrower than that for the Primary Planned Principal Class of such Series.


CATEGORIES OF CLASSES                                                       DEFINITION
------------------------------------------------  ---------------------------------------------------------------
Scheduled Principal Class.......................  A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a Planned Principal Class or Targeted Principal Class. In
                                                  many cases, the schedule is derived by assuming two constant prepayment rates for the underlying Trust Fund Assets. These two rates are the endpoints for the 'structuring range' for the
                                                  Scheduled Principal Class.

Sequential Pay..................................  Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first Distribution Date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same Series of Securities may be
                                                  identified as a Sequential Pay class.

Strip...........................................  A class that receives a constant proportion, or 'strip,' of the principal payments on the underlying Trust Fund Assets.

Support Class (also sometimes referred to as
  'Companion Classes')..........................  A class that receives principal payments on any Distribution
                                                  Date only if scheduled payments have been made on specified
                                                  Planned Principal Classes, Targeted Principal Classes and/or
                                                  Scheduled Principal Classes.

Targeted Principal Class
  (also sometimes referred to as 'TACs')........  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Trust Fund
                                                  Assets.

                                                                          INTEREST TYPES

Fixed Rate......................................  A class with an interest rate that is fixed throughout the life of the class.

Floating Rate...................................  A class with an interest rate that resets periodically based upon a designated index and that varies directly with changes in such index.

Inverse Floating Rate...........................  A class with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in such index.

Variable Rate...................................  A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest
                                                  applicable to specified assets or instruments (e.g., the Loan
                                                  Rates borne by the underlying Loans).

Interest Only...................................  A class that receives some or all of the interest payments made on the underlying Trust Fund Assets and little or no principal.
                                                  Interest Only Classes have either a nominal principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an Interest Only Class that is not entitled to any distributions in respect of
                                                  principal.


CATEGORIES OF CLASSES                                                       DEFINITION
------------------------------------------------  ---------------------------------------------------------------
Principal Only..................................  A class that does not bear interest and is entitled to receive only distributions in respect of principal.

Partial Accrual.................................  A class that accretes a portion of the amount of accrued interest thereon, which amount will be added to the principal balance of such class on each applicable Distribution Date, with the remainder of such accrued interest to be distributed currently as interest on such class. Such accretion may
                                                  continue until a specified event has occurred or until such
                                                  Partial Accrual Class is retired.

Accrual.........................................  A class that accretes the amount of accrued interest otherwise distributable on such class, which amount will be added as principal to the principal balance of such class on each
                                                  applicable Distribution Date. Such accretion may continue until some specified event has occurred or until such Accrual Class is retired.

BOOK-ENTRY REGISTRATION OF SECURITIES

     As described in the related Prospectus Supplement, if not issued in fully registered form, each class of Securities will be registered as book-entry certificates (the 'Book-Entry Securities'). Persons acquiring beneficial ownership interests in the Securities ('Security Owners') will hold their Securities through DTC in the United States, or Cedel Bank, socete anonyme ('CEDEL'), or the Euroclear System ('Euroclear') in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A., will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the 'Relevant Depositary' and collectively the 'European Depositaries'). Except as described below, no person acquiring a Book-Entry Security (each, a 'beneficial owner') will be entitled to receive a physical certificate representing such Security (a 'Definitive Security'). Unless and until Definitive Securities are issued, it is anticipated that the only 'Securityholder' of the Securities will be Cede & Co., as nominee of DTC. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

     The beneficial owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a 'Financial Intermediary') that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate).

     Security Owners will receive all distributions of principal of, and interest on, the Securities from the Trustee through DTC and DTC participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the 'Rules'), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Security Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess certificates, the Rules provide a mechanism by which Security Owners will receive distributions and will be able to transfer their interest.

     Security Owners will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

     Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement with DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ('CEDEL Participants') and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ('Euroclear Participants') and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ('Morgan' and in such capacity, the 'Euroclear Operator'), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the 'Belgian Cooperative'). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the 'Terms and Conditions'). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co., as nominee of DTC. Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See 'Federal Income Tax Consequences-- Tax Treatment of Foreign Investors' and '--Tax Consequences to Holders of the Notes--Backup Withholding' herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the Trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of such beneficial owners are credited.

     DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the applicable Agreement.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the Master Servicer, Provident or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                               CREDIT ENHANCEMENT

GENERAL

     Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the related Trust Fund Assets. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Securities of such Series, the establishment of one or more Reserve Accounts, the use of a cross-collateralization feature, use of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, overcollateralization, or another method of credit enhancement contemplated herein and described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of any deficiencies.

     If specified in the related Prospectus Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Trust Funds thereby and of the application of such coverage to the identified Trust Funds.

SUBORDINATION

     If so specified in the related Prospectus Supplement, protection afforded to holders of one or more classes of Securities of a Series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of such Series (the 'Senior Securities') to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinated Securities under the circumstances and to the extent specified in the related Prospectus Supplement. Protection may also be afforded to the holders of Senior Securities of a Series by: (i) reducing the ownership interest (if applicable) of the related Subordinated Securities; (ii) a combination of the immediately preceding sentence and clause (i) above; or (iii) as otherwise described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Loans and losses on defaulted Loans may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securityholders that will be distributable to Senior Securityholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Loans or aggregate losses in respect of such Loans were to exceed an amount specified in the related Prospectus Supplement, Senior Securityholders would experience losses on their Securities.

     In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to Subordinated Securityholders on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee or distributed to Senior Securityholders. Such deposits may be made on each Distribution Date, for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to Senior Securityholders or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. Amounts on deposit in the Reserve Account may be released to the holders of certain classes of Securities at the times and under the circumstances specified in such Prospectus Supplement.

     If specified in the related Prospectus Supplement, various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross-collateralization mechanism or otherwise. As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among such classes (i) in the order of their scheduled final Distribution Dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or (iv) otherwise, in each case as specified in the related Prospectus Supplement. As between classes of Subordinated Securities, payments to holders of Senior Securities on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the related Prospectus Supplement.

LETTER OF CREDIT

     The letter of credit, if any, with respect to a Series of Securities will be issued by the bank or financial institution specified in the related Prospectus Supplement (the 'L/C Bank'). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement (i) of the aggregate principal balance of the Loans on the related Cut-Off Date or (ii) of one or more Classes of Securities. If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the federal Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. See 'The Agreements--Termination: Optional Termination.' A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

INSURANCE POLICIES, SURETY BONDS AND GUARANTIES

     If so provided in the Prospectus Supplement for a Series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Securities of the related Series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, a Trust Fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Prospectus Supplement. A copy of any such instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Securities of the related Series.

OVER-COLLATERALIZATION

     If so provided in the Prospectus Supplement for a Series of Securities, a portion of the interest payment on each Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of Securities and, thus, accelerate the rate of payment of principal on such class or classes of Securities relative to the principal balance of the Loans in the related Trust Fund.

RESERVE ACCOUNTS

     If specified in the related Prospectus Supplement, credit support with respect to a Series of Securities will be provided by the establishment and maintenance with the Trustee for such Series of Securities, in trust, of one or more Reserve Accounts for such Series. The related Prospectus Supplement will specify whether or not any such Reserve Accounts will be included in the Trust Fund for such Series.

     The Reserve Account for a Series will be funded (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Prospectus Supplement to which the Subordinated Securityholders, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Prospectus Supplement.

     Any amounts on deposit in the Reserve Account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in 'Permitted Investments' which may include (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States; (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category; (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest unsecured short-term debt rating category; (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agencies in their highest short-term rating categories; (v) short-term investment funds ('STIFS') sponsored by any trust company or bank incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agencies in their respective highest rating category of long-term unsecured debt; (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has the rating specified in the related Prospectus Supplement by each Rating Agency; and (vii) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not result in a reduction in the then current rating of the Securities, as evidenced by a letter to such effect from such Rating Agency and with respect to which the Master Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition; provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity. Unless otherwise specified in the related Prospectus Supplement, any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the Securities of the related Series. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the related Prospectus Supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Securities of the related Series for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

POOL INSURANCE POLICIES

     If specified in the related Prospectus Supplement, a separate pool insurance policy ('Pool Insurance Policy') will be obtained for the Pool and issued by the insurer (the 'Pool Insurer') named in such Prospectus Supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Loans in the Pool in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Loans on the Cut-Off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the holders of the Securities of the related Series. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of certain conditions precedent described below. The Pool Insurance Policies generally will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

     The Pool Insurance Policies generally will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of such purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Securityholders, or
(b) to pay the amount by which the sum of the principal balance of the defaulted Loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged Property unless it determines that (i) such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     The Pool Insurance Policies generally will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or (ii) failure to construct a Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of Provident's representations described above, and, in such events might give rise to an obligation on the part of Provident to repurchase the defaulted Loan if the breach cannot be cured by Provident. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Loan occurring when the servicer of such Loan, at the time of default or thereafter, was not approved by the applicable insurer.

     The original amount of coverage under each Pool Insurance Policy generally will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Loans to the date of payment of the claim or such other date set forth in the related Prospectus Supplement. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the related Securityholders.

CROSS-COLLATERALIZATION

     If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In such case, credit support may be provided by a cross-collateralization feature which requires that distributions be made to Securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups within the same Trust Fund prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups within such Trust Fund. Cross-collateralization may be provided by (i) the allocation of certain excess amounts generated by one or more asset groups to one or more other asset groups within the same Trust Fund or (ii) the allocation of losses with respect to one or more asset groups to one or more other asset groups within the same Trust Fund. The Prospectus Supplement for a Series of Securities which includes a cross-collateralization feature will describe the manner and conditions for applying such cross-collateralization feature.

                      YIELD AND PREPAYMENT CONSIDERATIONS

     The yields to maturity and weighted average lives of the Securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related Trust Fund. The original terms to maturity of the Loans in a given Pool will vary depending upon the type of Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Loans in the related Pool. The related Prospectus Supplement will specify the circumstances, if any, under which the related Loans will be subject to prepayment penalties. The prepayment experience on the Loans in a Pool will affect the weighted average life of the related Series of Securities.

     The rate of prepayment on the Loans cannot be predicted. Home equity loans and home improvement contracts have been originated in significant volume only during the past few years and Provident is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, such Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the Revolving Credit Line Loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgage loans. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing, homeowner mobility and the frequency and amount of any future draws on any Revolving Credit Line Loans. Other factors that might be expected to affect the prepayment rate of a pool of home equity mortgage loans or home improvement contracts include the amounts of, and interest rates on, the underlying senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, such Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. The enforcement of a 'due-on-sale' provision (as described below) will have the same effect as a prepayment of the related Loan. See 'Certain Legal Aspects of the Loans--Due-on-Sale Clauses'.

     The yield to an investor who purchases Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by such investor at the time such Securities were purchased.

     Collections on Home Equity Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain Revolving Credit Line Loans and, in more limited circumstances, Closed-End Loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. In addition, collections on the Loans may vary due to seasonal purchasing and the payment habits of borrowers.

     As specified in the related Prospectus Supplement, certain of the conventional Loans will contain 'due-on-sale' provisions permitting the mortgagee to accelerate the maturity of the Loan upon sale or certain transfers by the borrower of the related Property. Thus, the rate of prepayments on such Loans may be lower than that of conventional Loans bearing comparable interest rates. The Master Servicer generally will enforce any due-on-sale or due-on-encumbrance clause to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law. See 'The Agreements--Collection Procedures' and 'Certain Legal Aspects of the Loans' for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Loans.

     The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Loan Rates borne by the Loans, such Loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the Loans, such Loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below such Loan Rates. However, there can be no assurance that such will be the case.

     When a full prepayment is made on a Loan, the borrower is charged interest on the principal amount of the Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of Securities because interest on the principal amount of any Loan so prepaid will generally be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in such month. Generally, neither full nor partial prepayments will be passed through or paid until the month following receipt.

     Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

     Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the defaulted mortgage loan having a large remaining principal balance.

     Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to originating, servicing and collecting Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions.

     If the rate at which interest is passed through or paid to the holders of Securities of a Series is calculated on a Loan-by-Loan basis, disproportionate principal prepayments among Loans with different Loan Rates will affect the yield on such Securities. In most cases, the effective yield to Securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price, because while interest will accrue on each Loan from the first day of the month (unless otherwise specified in the related Prospectus Supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.

     Under certain circumstances, the Master Servicer, the holders of the residual interests in a REMIC or any person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund and thereby affect earlier retirement of the related Series of Securities. See 'The Agreements--Termination; Optional Termination'.

     The relative contribution of the various factors affecting prepayment may vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the Securities.

     The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Securities.

                                 THE AGREEMENTS

     Set forth below is a description of the material provisions of each Agreement which are not described elsewhere in this Prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements.

ASSIGNMENT OF THE TRUST FUND ASSETS

     Assignment of the Loans. At the time of issuance of the Securities of a Series, Provident will assign the Loans comprising the related Trust Fund to the Trustee, without recourse, together with all principal and interest received by or on behalf of Provident on or with respect to such Loans after the Cut-Off Date, other than principal and interest due on or before the Cut-Off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver such Securities to Provident in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Loan after application of payments due on or before the Cut-Off Date, as well as information regarding the Loan Rate or APR, the maturity of the Loan, the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, at origination and certain other information.

     Unless otherwise specified in the related Prospectus Supplement, the Agreement will require that, within the time period specified therein, Provident will also deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Mortgage Loan or Home Equity Loan, among other things, (i) the mortgage note or contract endorsed without recourse in blank or to the order of the Trustee, (ii) the mortgage, deed of trust or similar instrument (a 'Mortgage') with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case Provident will deliver or cause to be delivered a copy of such Mortgage together with a certificate that the original of such Mortgage was delivered to such recording office), (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, and (iv) such other security documents, including those relating to any senior interests in the Property, as may be specified in the related Prospectus Supplement or the related Agreement. Unless otherwise specified in the related Prospectus Supplement, Provident will not promptly cause the assignments of the Mortgages to be recorded in the appropriate public office for real property records. If specified in the related Prospectus Supplement, some or all of the Loan documents may not be delivered to the Trustee until after the occurrence of certain events specified in the related Prospectus Supplement.

     The Trustee (or the custodian hereinafter referred to) will review such Loan documents within the time period specified in the related Prospectus Supplement after receipt thereof, and the Trustee will hold such documents in trust for the benefit of the related Securityholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will notify the Master Servicer and Provident. If Provident cannot cure the omission or defect within the time period specified in the related Prospectus Supplement after receipt of such notice, Provident will be obligated to either
(i) purchase the related Loan from the Trust Fund at the Purchase Price or (ii) if so specified in the related Prospectus Supplement, remove such Loan from the Trust Fund and substitute in its place one or more other Loans that meets certain requirements set forth therein. There can be no assurance that Provident will fulfill this purchase or substitution obligation. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.

     The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as agent of the Trustee.

     Notwithstanding the foregoing provisions, with respect to a Trust Fund for which a REMIC election is to be made, no purchase or substitution of a Loan will be made if such purchase or substitution would result in a prohibited transaction tax under the Code.

     No Recourse to Provident or Master Servicer. As described above under '--Assignment of the Loans,' Provident will assign the Loans comprising the related Trust Fund to the Trustee, without recourse. However, Provident will be obligated to repurchase or substitute for any Loan as to which certain representations and warranties are breached or for failure to deliver certain documents relating to the Loans as described herein under 'Assignment of the Loans' and 'Loan Program--Representations by Provident; Repurchases.' These obligations to purchase or substitute constitute the sole remedy available to the Securityholders or the Trustee for a breach of any such representation or warranty or failure to deliver a constituent document.

PAYMENTS ON LOANS; DEPOSITS TO SECURITY ACCOUNT

     The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the Trust Fund (the 'Security Account') which, unless otherwise specified in the related Prospectus Supplement, must be either (i) maintained with a depository institution whose short-term debt obligations and long-term debt obligations at the time of any deposit therein and throughout the time the interest is maintained are rated as specified in the related Prospectus Supplement by the Rating Agencies, and the deposits in such account or accounts are fully insured by either the Bank Insurance Fund (the 'BIF') or the Savings Association Insurance Fund ('SAIF') (as successor to the Federal Savings and Loan Insurance Corporation) and which is any of (a) a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (d) a principal subsidiary of a bank holding company, (ii) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity, or (iii) an account otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Trustee, without reduction or withdrawal of the then current ratings of the Securities. The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the Master Servicer or with a depository institution that is an affiliate of the Master Servicer, provided it meets the standards set forth above.

     The Master Servicer will deposit or cause to be deposited in the Security Account for each Trust Fund, to the extent applicable and unless otherwise specified in the related Prospectus Supplement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-Off Date (other than certain payments due on or before the Cut-Off Date and exclusive of any amounts representing Retained Interest):

          (i) all payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, any applicable prepayment penalties, on the Loans;

          (ii) all payments on account of interest on the Loans, net of applicable servicing compensation;

          (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ('Insured Expenses') incurred, and unreimbursed Advances made, by the Master Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures (collectively, 'Insurance Proceeds') and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ('Liquidation Expenses') and unreimbursed Advances made, by the Master Servicer, if any) received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ('Liquidation Proceeds'), together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

          (iv) all proceeds of any Loan or property in respect thereof purchased by Provident as described under 'Loan Program--Representations by Provident; Repurchases' or '--Assignment of Trust Fund Assets' above and all proceeds of any Loan repurchased as described under '--Termination; Optional Termination' below;

          (v) all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under '--Hazard Insurance' below;

          (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Security Account and, to the extent specified in the related Prospectus Supplement, any payments required to be made by the Master Servicer in connection with prepayment interest shortfalls; and

          (vii) all other amounts required to be deposited in the Security Account pursuant to the Agreement.

     The Master Servicer may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:

          (i) to pay to the Master Servicer the servicing fees described in the related Prospectus Supplement, the master servicing fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the Security Account credited thereto;

          (ii) to reimburse the Master Servicer for Advances, such right of reimbursement with respect to any Loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on such Loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which such Advance was made;

          (iii) to reimburse the Master Servicer for any Advances previously made which the Master Servicer has determined to be nonrecoverable;

          (iv) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policies;

          (v) to reimburse the Master Servicer for unpaid master servicing fees and unreimbursed out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its servicing obligations, such right of reimbursement being limited to amounts received representing late recoveries of the payments for which such advances were made;

          (vi) to reimburse the Master Servicer or Provident for expenses incurred and reimbursable pursuant to the Agreement;

          (vii) to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

          (viii) to clear and terminate the Security Account upon termination of the Agreement.

     In addition, unless otherwise specified in the related Prospectus Supplement, on or prior to the business day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Security Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the Trustee for the related Series of Securities.

     The applicable Agreement may require the Master Servicer to establish and maintain one or more escrow accounts into which Mortgagors deposit amounts sufficient to pay taxes, assessments, hazard insurance premiums or comparable items. Withdrawals from the escrow accounts maintained for Mortgagors may be made to effect timely payment of taxes, assessments and hazard insurance premiums or comparable items, to reimburse the Master Servicer out of related assessments for maintaining hazard insurance, to refund to Mortgagors amounts determined to be overages, to remit to Mortgagors, if required, interest earned, if any, on balances in any of the escrow accounts, to repair or otherwise protect the Property and to clear and terminate any of the escrow accounts. The Master Servicer will be solely responsible for administration of the escrow accounts and will be expected to make advances to such account when a deficiency exists therein.

PRE-FUNDING ACCOUNT

     If so provided in the related Prospectus Supplement, the Master Servicer will establish and maintain a Pre-Funding Account, in the name of the related Trustee on behalf of the related Securityholders, into which Provident will deposit cash in an amount equal to the Pre-Funded Amount on the related Closing Date. The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by such Trustee during the Funding Period to pay to Provident the purchase price for Subsequent Loans. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. The Pre-Funded Amount will not exceed 50% of the initial aggregate principal amount of the Securities of the related Series. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Loans from Provident from time to time during the Funding Period. The Funding Period, if any, for a Trust Fund will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is one year after the related Closing Date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the Pre-Funding Account will be deposited into the related Security Account or such other trust account as is specified in the related Prospectus Supplement and losses will be charged against the funds on deposit in the Pre-Funding Account. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities.

     In addition, if so provided in the related Prospectus Supplement, on the related Closing Date Provident will deposit in an account (the 'Capitalized Interest Account') cash in such amount as is necessary to cover shortfalls in interest on the related Series of Securities that may arise as a result of utilization of the Pre-Funding Account as described above. The Capitalized Interest Account shall be maintained with the Trustee for the related Series of Securities and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related Series of Securities by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to Provident.

SUB-SERVICING

     The Master Servicer may enter into an agreement (a 'Sub-Servicing Agreement') with any servicing entity which will act as the Sub-Servicer for the related Loans, which Sub-Servicing Agreement will not contain any terms inconsistent with the related Agreement. Notwithstanding any such subservicing arrangement, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Master Servicer alone were servicing the Loans.

COLLECTION PROCEDURES

     The Master Servicer, directly or through one or more Sub-Servicers, will make reasonable efforts to collect all payments called for under the Loans and will, consistent with each Agreement and any Pool Insurance Policy, Primary Mortgage Insurance Policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Loans. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Loan and (ii) to the extent not inconsistent with the coverage of such Loan by a Pool Insurance Policy, Primary Mortgage Insurance Policy, bankruptcy bond or alternative arrangements, if applicable, arrange with a borrower a schedule for the liquidation of delinquencies consistent with the Master Servicer's policies with respect to the mortgage loans it owns and services for others. To the extent the Master Servicer is obligated to make or cause to be made Advances, such obligation will remain during any period of such an arrangement.

     In any case in which property securing a Loan has been, or is about to be, conveyed by the mortgagor or obligor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause, the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See 'Certain Legal Aspects of the Loans--Due-on-Sale Clauses'. In connection with any such assumption, the terms of the related Loan may not be changed.

HAZARD INSURANCE

     Except as otherwise specified in the related Prospectus Supplement, the Master Servicer will require the mortgagor or obligor on each Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which such Property is located. Such coverage will be in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan from time to time, (ii) the combined principal balance owing on such Loan and any mortgage loan senior to such Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the mortgagor or obligor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for such clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the Property securing a Loan is located in a federally designated special flood area at the time of origination, the Master Servicer may require the mortgagor or obligor to obtain and maintain flood insurance.

     The hazard insurance policies covering properties securing the Loans typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See 'Credit Enhancement.'

     If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     If recovery on a defaulted Loan under any related Insurance Policy is not available, or if the defaulted Loan is not covered by an Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings which are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, unless otherwise specified in the related Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

     If the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Master Servicer, exceed the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to such expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Master Servicer, no such payment or recovery will result in a recovery to the Trust Fund which exceeds the principal balance of the defaulted Loan together with accrued interest thereon. See 'Credit Enhancement'.

     The proceeds from any liquidation of a Loan will be applied in the following order of priority: first, to reimburse the Master Servicer for any unreimbursed expenses incurred by it to restore the related Property and any unreimbursed servicing compensation payable to the Master Servicer with respect to such Loan; second, to reimburse the Master Servicer for any unreimbursed Advances with respect to such Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on such Loan; and fourth, as a recovery of principal of such Loan.

REALIZATION UPON DEFAULTED LOANS

     Primary Mortgage Insurance Policies. If so specified in the related Prospectus Supplement, the Master Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a Primary Mortgage Insurance Policy with regard to each Loan for which such coverage is required. Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. The Master Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of such Series that have been rated.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each Series of Securities will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Loan, and such compensation will be retained by it from collections of interest on such Loan in the related Trust Fund (the 'Master Servicing Fee'). As compensation for its servicing duties, a Sub-Servicer, if any, will be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, the Master Servicer or Sub-Servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account (unless otherwise specified in the related Prospectus Supplement).

     The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust Fund and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, and if so specified in the related Prospectus Supplement, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers under certain limited circumstances.

EVIDENCE AS TO COMPLIANCE

     Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of the Trust Fund Assets pursuant to the Agreement was conducted in compliance therewith except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC, or the Uniform Single Attestation Program for Mortgage Bankers, it is required to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

     Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

     Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND PROVIDENT

     The Master Servicer under each Pooling and Servicing Agreement or Master Servicing Agreement, as applicable, will be named in the related Prospectus Supplement. Any of Provident, an affiliate of Provident or another entity may serve as Master Servicer.

     Each Agreement will provide that the Master Servicer may not resign from its obligations and duties under the Agreement except upon (a) appointment of a successor servicer and receipt by the Trustee of a letter from the Rating Agency that such resignation and appointment will not result in a downgrade of the Securities and (b) a determination that its duties thereunder are no longer permissible under applicable law. The Master Servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     Each Agreement will further provide that neither the Master Servicer, Provident nor any director, officer, employee, or agent of the Master Servicer or Provident will be under any liability to the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, Provident nor any such person will be protected against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that the Master Servicer, Provident and any director, officer, employee or agent of the Master Servicer or Provident will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Loan or Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement may provide that neither the Master Servicer nor Provident will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or Provident may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or Provident, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

     Except as otherwise specified in the related Prospectus Supplement, any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Agreement, provided that such person is qualified to service mortgage loans and meets the net worth requirement specified in the Agreement and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of Securities of such Series that have been rated.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     Pooling and Servicing Agreement; Master Servicing Agreement. Except as otherwise specified in the related Prospectus Supplement, Events of Default under each Agreement will consist of (i) any failure by the Master Servicer to make any required deposit pursuant to the related Agreement (other than an Advance) which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by a holder of the Securities of the related Series;
(ii) any failure by the Master Servicer to make an Advance as required under the Agreement; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by a holder of the Securities of the related Series; and (iv) certain events of insolvency, readjustments of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

     If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Trust Fund Assets in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The Trust Fund Assets will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, so long as an Event of Default under an Agreement remains unremedied, the Trustee may (and at the direction of holders of Securities evidencing not less than 51% of the aggregate Percentage Interests and under such other circumstances as may be specified in such Agreement, the Trustee shall) terminate all of the rights and obligations of the Master Servicer under the Agreement relating to such Trust Fund and in and to the related Trust Fund Assets, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make Advances, and will be entitled to similar compensation arrangements; provided, however, that if the Event of Default results from the Master Servicer's failure to make an Advance, the Trustee shall terminate the Master Servicer. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of a least $50,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     Unless otherwise provided in the related Prospectus Supplement, no Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of such Series evidencing not less than 51% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

     Indenture. Except as otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default in the payment of any principal of or interest on any Note of such Series which continues unremedied for five days after written notice of such default is given as specified in the related Prospectus Supplement; (ii) failure to perform in any material respect any other covenant of Provident or the Trust Fund in the Indenture which continues for a period of thirty days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) certain events of bankruptcy, insolvency, receivership or liquidation of Provident or the Trust Fund; or (iv) any other Event of Default provided with respect to Notes of that Series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting such Notes.

     If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series have an interest rate of 0%, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related

Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the Notes of such Series.

     If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, other than a default in the payment of any principal or interest on any Note of such Series which continues unremedied for five days after written notice of such default is given as specified in the related Prospectus Supplement, unless (a) the holders of 100% of the Percentage Interests of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 66 2/3% of the Percentage Interests of the Notes of such Series.

     In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default in the payment of principal of or interest on the Notes of a Series which continues unremedied for five days after written notice of such default is given as specified in the related Prospectus Supplement, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     Except as otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such Series unless such holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.

AMENDMENT

     Except as otherwise specified in the related Prospectus Supplement, each Agreement may be amended by Provident, the Master Servicer and the Trustee, without the consent of any of the Securityholders, (i) to cure any ambiguity;
(ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; or (iii) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder. An amendment will be deemed not to adversely affect in any material respect the interests of the Securityholders if the person requesting such amendment obtains a letter from each Rating Agency requested to rate the class or classes of Securities of such Series stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such Securities. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders to change the manner in which the Security Account is maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Securities of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Each Agreement may also be amended by Provident, the Master Servicer and the Trustee with consent of holders of Securities of such Series evidencing not less than 51% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Loans which are required to be distributed on any Security without the consent of the holder of such Security, or (ii) reduce the aforesaid percentage of Securities of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund to fail to qualify as a REMIC.

TERMINATION; OPTIONAL TERMINATION

     Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each Series of Securities will terminate upon the payment to the related Securityholders of all amounts held in the Security Account by the Master Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets remaining in the Trust Fund and (ii) the purchase by the Master Servicer or, if REMIC treatment has been elected and if specified in the related Prospectus Supplement, by the holder of the residual interest in the REMIC or any other party specified to have such right (see 'Federal Income Tax Consequences' below), from the related Trust Fund of all of the remaining Trust Fund Assets and all property acquired in respect of such Trust Fund Assets.

     Unless otherwise specified by the related Prospectus Supplement, any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities will be made at the option of the Master Servicer, such other person or, if applicable, such holder of the REMIC residual interest, at a price specified in the related Prospectus Supplement. The exercise of such right will affect early retirement of the Securities of that Series, but the right of the Master Servicer, such other person or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-Off Date for the Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any repurchase pursuant to clause (ii) above will be made only in connection with a 'qualified liquidation' of the REMIC within the meaning of Section 860F(g)(4) of the Code.

     Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

     In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of

Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the last scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

THE TRUSTEE

     The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with Provident, the Master Servicer and any of their respective affiliates.

                       CERTAIN LEGAL ASPECTS OF THE LOANS

     The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the descriptions do not, except as expressly provided below, reflect the laws of any particular state, nor do they encompass the laws of all states in which the security for the Loans is situated. The descriptions are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which Loans may be originated.

GENERAL

     The Loans for a Series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

FORECLOSURE/REPOSSESSION

     Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In addition to any notice requirements contained in a deed of trust, in some states (such as California), the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In some states (including California), the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states (including California), published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

     Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. In Ohio, judicial foreclosure is mandatory for residential property. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Ohio requires judicial foreclosure, which includes the issuance of a decree in foreclosure, a statutory required appraisal process, public advertising for at least one month in a newspaper of general circulation providing adequate notice of a public auction to be conducted by the sheriff generally on one or more pre-established days each month, depending on the county in which the foreclosure occurs. In Ohio, the procedure, if uncontested, will take approximately six months assuming successful service or process (one month), motion for summary judgment (two months), decree in foreclosure and appraisal (one month), advertising (one month) and sheriff's sale and confirmation (one month). A contested case will take longer.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

     Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower. Ohio law places a two-year limitations period, following the sheriff's sale and confirmation order, in which a deficiency judgment may be obtained and enforced.

     When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See 'Junior Mortgages; Rights of Senior Mortgagees' below.

ENVIRONMENTAL RISKS

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under CERCLA, the United States Environmental Protection Agency ('EPA') may impose a lien on property where EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states and under CERCLA, it is conceivable that a secured lender may be held liable as an 'owner' or 'operator' for the costs of addressing releases or threatened releases of hazardous substances at a property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for such costs on any and all 'responsible parties,' including owners or operators. However, CERCLA excludes from the definition of 'owner or operator' a secured creditor who holds indicia of ownership primarily to protect its security interest but without 'actually participating in the management' of the Property (the 'Secured Creditor Exclusion'). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an 'owner or operator' under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to third party) or fails to market the property in a timely fashion.

     Whether actions taken by a lender would constitute actual participation in the management of a mortgaged property or the business of a borrower so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the Secured Creditor Exclusion to the lender.

     This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include 'merely having the capacity to influence, or unexercised right to control' operations. Rather, a lender will lose the protection of the Secured Creditor Exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. If a lender is or becomes liable, it can bring an action for contribution against any other 'responsible parties,' including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would result in a loss to Securityholders.

     CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ('RCRA'), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. Liability for cleanup of petroleum contamination may, however, be governed by state law, which may not provide for any specific protection for secured creditors.

     Except as otherwise specified in the related Prospectus Supplement, at the time the Loans were originated, no environmental assessments or very limited environmental assessments of the Properties were conducted.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states (including California), this right of redemption applies only to sales following judicial foreclosure and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust. In Ohio, the right of redemption is dual in nature, arising both from equity and from statute. By customary practice in the Court of Common Pleas, the judgment of foreclosure allows a three-day grace period for the defendant to pay amounts owed before foreclosure of the equity of redemption. By statute, the debtor's common law equity of redemption actually continues until the time of confirmation of sale. The judgment debtor may redeem the property by depositing the amount of the judgment plus costs with the Clerk of Court of Common Pleas where the execution was made.

ANTI-DEFICIENCY LEGISLATION; BANKRUPTCY LAWS; TAX LIENS

     Certain states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes and case law limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the Master Servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

     Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Ohio law does not limit the amount of the deficiency judgment, but does impose a two-year limitations period on the enforcement of such judgment. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

     The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

DUE-ON-SALE CLAUSES

     Each conventional Loan generally will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Property, the Loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restrictions on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the 'Garn-St Germain Act'), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses are generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the 'window period' under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven 'window period states,' five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of 'window period loans'. Also, the Garn-St Germain Act does 'encourage' lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Loans and the number of Loans which may extend to maturity.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate Loans having higher Loan Rates, may increase the likelihood of refinancing or other early retirement of such Loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ('Title V') provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the 'Relief Act'), a borrower who enters military service after the origination of such borrower's Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Loans. Unless otherwise provided in the related Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to Securityholders. The Relief Act also imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a Loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that such a Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

     To the extent that the Loans comprising the Trust Fund for a Series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the Trust Fund (and therefore the Securityholders) as mortgagee under any such junior mortgage are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under a senior mortgage will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor reimbursing the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

     The form of credit line trust deed or mortgage generally used by most institutional lenders which make Revolving Credit Line Loans typically contains a 'future advance' clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the Cut-Off Date with respect to any Mortgage will not be included in the Trust Fund. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, including Ohio, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage and except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

CONSUMER PROTECTION LAWS

     Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with originating, servicing and enforcing loans secured by Single Family Properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, Real Estate Settlement Procedures Act and Regulation B promulgated thereunder, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to borrowers regarding terms of the Loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of such laws may limit the ability of Provident to collect all or part of the principal of or interest on the Loans and could subject Provident and in some cases its assignees to damages and administrative enforcement.

                        FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a summary of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on advice of Brown & Wood LLP, special counsel to the Trust Fund. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

     The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Securities as 'capital assets' (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities.

     The federal income tax consequences to Holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a REMIC under the Code; (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the Trust Fund relating to a particular Series of Certificates as a partnership. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series. Prior to issuance of each Series of Securities, the Trust Fund shall file with the Commission a Form 8-K on behalf of the related Trust Fund containing an opinion of Brown & Wood LLP with respect to the validity of the information set forth under 'Federal Income Tax Consequences' herein and in the related Prospectus Supplement.

TAXATION OF DEBT SECURITIES

     Interest and Acquisition Discount. Securities representing regular interests in a REMIC ('Regular Interest Securities') are generally taxable to Holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by Holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as 'Debt Securities.'

     Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities may, be issued with 'original issue discount' ('OID'). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder on February 2, 1994, as amended on June 11, 1996 (the 'OID Regulations'). A Holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

     In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. A Holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

     The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the related Closing Date, the issue price for such class will be treated as the fair market value of such class on such Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security Holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute 'qualified stated interest.'

     Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

     Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method Holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a 'qualified floating rate,' an 'objective rate,' or a combination of 'qualified floating rates' that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Compound Interest Securities, certain Interest Weighted Securities (as defined herein under '--Interest Weighted Securities'), and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

     The Internal Revenue Service (the 'IRS') recently issued final regulations (the 'Contingent Regulations') governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code
Section 1272(a)(6), such as the Debt Security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     The Holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the 'daily portions' of such OID. The amount of OID includible in income by a Holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

     The amount of OID to be included in income by a Holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a 'Pay-Through Security'), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the 'Prepayment Assumption'). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Holders that Loans will be prepaid at that rate or at any other rate.

     Provident may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

     Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     A subsequent Holder of a Debt Security will also be required to include OID in gross income, but such a Holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial Holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

     Effects of Defaults and Delinquencies. Holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a Holder of such a Security in any period could significantly exceed the amount of cash distributed to such Holder in that period. The Holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is deducted as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, Holders of Securities should consult their own tax advisors on this point.

     Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under '--Tax Status as a Grantor Trust; General' herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ('Interest Weighted Securities'). The Issuer intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities, the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such Holder for such Security over its stated principal amount, if any. Under this approach, a Holder would be entitled to amortize such premium only if it has in effect an election under
Section 171 of the Code with respect to all taxable debt instruments held by such Holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See '--Tax Status as a Grantor Trust; Discount or Premium on Pass-Through Securities.'

     Variable Rate Debt Securities. In the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, Holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

     Market Discount. A purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of 'market discount' (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security (as defined herein under '-- Tax Status as a Grantor Trust'), as set forth below, the Loans underlying such Security) not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

     Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A Holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such Holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

     Premium. A Holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the Prepayment Assumption used in pricing such Class. If a Holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the Holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

     On December 30, 1997, the IRS issued final regulations (the 'Amortizable Bond Premium Regulations') dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Securities. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the Securities should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

     Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a Holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the Holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a Holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

TAXATION OF THE REMIC AND ITS HOLDERS

     General. In the opinion of Brown & Wood LLP, special counsel to the Trust Fund, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as 'Regular Interests' or 'Residual Interests' in a REMIC, as specified in the related Prospectus Supplement.

     Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, (i) Securities held by a domestic building and loan association will constitute 'a regular or a residual interest in a REMIC' within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, 'loans secured by an interest in real property,' and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute 'real estate assets' within the meaning of Code Section 856(c) (4)(A), and income with respect to the Securities will be considered 'interest on obligations secured by mortgages on real property or on interests in real property' within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Security will qualify for the tax treatment described in (i), (ii) or (iii) in the proportion that such REMIC assets are qualifying assets.

     The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

REMIC EXPENSES; SINGLE CLASS REMICS

     As a general rule, all of the expenses of a REMIC will be taken into account by Holders of the Residual Interest Securities. In the case of a 'single class REMIC,' however, the expenses will be allocated, under Treasury regulations, among the Holders of the Regular Interest Securities and the Holders of the Residual Interest Securities (as defined herein) on a daily basis in proportion to the relative amounts of income accruing to each Holder on that day. In the case of a Holder of a Regular Interest Security who is an individual or a 'pass-through interest holder' (including certain pass-through entities, but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other 'miscellaneous itemized deductions' of the Holder, exceed 2% of such Holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Holder. In general terms, a single class REMIC is one that either (i) would qualify under existing Treasury regulations as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to Holders of the related Residual Interest Securities.

TAXATION OF THE REMIC

     General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the Holders of Residual Interests. As described above, the Regular Interests are generally taxable as debt of the REMIC.

     Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on Loans and other assets, and (ii) deductions, including stated interest and OID accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A Holder of a Residual Interest Security that is an individual or a 'pass-through interest holder' (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the Loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Holder's adjusted gross income.

     For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the Regular Interests and the Residual Interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

     The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such Loans will be equivalent to the method under which Holders of Pay-Through Securities accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the Holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See 'Taxation of Debt Securities' above. However, a REMIC that acquires Loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

     To the extent that the REMIC's basis allocable to Loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the Loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to Loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of Loan principal.

     Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a 'prohibited transaction.' For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to limited exceptions, the sale or other disposition of a cash flow investment;
(iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The Holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such Holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding classes of Securities of such REMIC.

TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES

     The Holder of a Security representing a Residual Interest (a 'Residual Interest Security') will take into account the 'daily portion' of the taxable income or net loss of the REMIC for each day during the taxable year in which such Holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

     The Holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the Loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to Loans will generally remain constant over time as a percentage of Loan principal.

     In any event, because the Holder of a Residual Interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

     Limitation on Losses. The amount of the REMIC's net loss that a Holder may take into account currently is limited to the Holder's adjusted basis at the end of the calendar quarter in which such loss arises. A Holder's basis in a Residual Interest Security will initially equal such Holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the Holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the Holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such Holders should consult their tax advisers.

     Distributions. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a Holder of a Residual Interest Security. If the amount of such payment exceeds a Holder's adjusted basis in the Residual Interest Security, however, the Holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

     Sale or Exchange. A Holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such Holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling Holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

     Excess Inclusions. The portion of the REMIC taxable income of a Holder of a Residual Interest Security consisting of 'excess inclusion' income may not be offset by other deductions or losses, including net operating losses, on such Holder's federal income tax return. Further, if the Holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such holder's excess inclusion income will be treated as unrelated business taxable income of such Holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as 'portfolio interest' and is subject to certain additional limitations. See 'Tax Treatment of Foreign Investors.' The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ('thrift institutions') to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have 'significant value' within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a residual Holder. First, alternative minimum taxable income for such residual Holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual Holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual Holder elects to have such rules apply only to tax years beginning after August 20, 1996.

     The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of
(i) 120% of the long-term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a Holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

     Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See '--Restrictions on Ownership and Transfer of Residual Interest Securities' and '--Tax Treatment of Foreign Investors' below.

     Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a Residual Interest by any 'Disqualified Organization.' Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

     If a Residual Interest Security is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

     The Taxpayer Relief Act of 1997 adds provisions to the Code that will apply to an 'electing large partnership.' If an electing large partnership holds a Residual Interest Security, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

     Under the REMIC Regulations, if a Residual Interest Security is a 'noneconomic residual interest,' as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all Federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a 'noneconomic residual interest' unless at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of Residual Interests by foreign persons to United States persons. See '--Tax Treatment of Foreign Investors.'

     Mark to Market Rules. Prospective purchasers of a Residual Interest Security should be aware that a Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market.

ADMINISTRATIVE MATTERS

     The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

     General. s specified in the related Prospectus Supplement if a REMIC or partnership election is not made, in the opinion of Brown & Wood LLP, special counsel to Provident, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E,
Part I of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, 'Pass-Through Securities'). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a Holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ('Stripped Securities'), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

     Each Holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the Trustee and the Servicer and similar fees (collectively, the 'Servicing Fees')), at the same time and in the same manner as such items would have been reported under the Holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Holder owns an interest. The holder of a Security will generally be entitled to deduct such Servicing Fees under Section 162 or

Section 212 of the Code to the extent that such Servicing Fees represent 'reasonable' compensation for the services rendered by the Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate Holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such Holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such Holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

     Discount or Premium on Pass-Through Securities. The Holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a Holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Security. A Holder that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See '--Taxation of Debt Securities; Market Discount' and '--Premium' above.

     In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the Holder generally will be required to allocate the portion of such discount that is allocable to a Loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

     Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ('Ratio Strip Securities') may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of 'stripped bonds' with respect to principal payments and 'stripped coupons' with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

     Servicing Fees in excess of reasonable Servicing Fees ('Excess Servicing Fees') will be treated under the stripped bond rules. If the Excess Servicing Fees are less than 100 basis points (i.e., 1% interest on the Loan principal balance) or the Securities are initially sold with a de minimis discount (assuming no Prepayment Assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable Servicing Fees be calculated on a Loan-by-Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

     The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the 'Cash Flow Bond Method'), a Prepayment Assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities which technically represent ownership interests in the underlying Loans, rather than being debt instruments 'secured by' those Loans. For tax years beginning after August 5, 1997, the Taxpayer Relief Act of 1997 may allow use of the Cash Flow Bond Method with respect to the Strip Securities and other Pass-Through Securities because it provides that such method applies to any pool of debt instruments the yield on which may be affected by prepayments. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a Holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each Loan underlying a Security.

     Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Holder's recognition of income.

     In the case of a Stripped Security that is an Interest Weighted Security, the Trustee intends, absent contrary authority, to report income to Securityholders as OID, in the manner described above for Interest Weighted Securities.

     Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Contingent Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

     Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

     Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans' character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be, considered to represent 'real estate assets' within the meaning of Section 856(c)(6)(B) of the Code and 'loans secured by an interest in real property' within the meaning of
Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent 'interest on obligations secured by mortgages on real property or on interests in real property' within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

SALE OR EXCHANGE

     Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a Holder's tax basis in its Security is the price such Holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Security is held as a capital asset. In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such Holder's holding period, over the amount of ordinary income actually recognized by the Holder with respect to such Regular Interest Security. The maximum tax rate on ordinary income for individual taxpayers is 39.6% and the maximum tax rate on long-term capital gains for such taxpayers is 28%. The maximum tax rate on both ordinary income and long-term capital gains of corporate taxpayers is 35%. The Taxpayer Relief Act of 1997 reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). Prospective investors should consult their own tax advisors concerning these tax law changes.

MISCELLANEOUS TAX ASPECTS

     Backup Withholding. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a Holder, other than a Holder of a Residual Interest Security, may, under certain circumstances, be subject to 'backup withholding' at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the Securities. This withholding generally applies if the Holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ('TIN'); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other 'reportable payments' as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such Holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the Holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

     The Trustee will report to the Holders and to the Servicer for each calendar year the amount of any 'reportable payments' during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

TAX TREATMENT OF FOREIGN INVESTORS

     Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be 'effectively connected' with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ('Nonresidents'), such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip

Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

     Interest and OID of Holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Holder. They will, however, generally be subject to the regular United States income tax.

     Payments to Holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as 'portfolio interest.' It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a Holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See '--Excess Inclusions.'

TAX CHARACTERIZATION OF THE TRUST FUND AS A PARTNERSHIP

     Brown & Wood LLP, special counsel to Provident, will deliver its opinion that a Trust Fund for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Securities has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

     Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Brown & Wood LLP, special counsel to Provident, will, except as otherwise provided in the related Prospectus Supplement, advise Provident that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

     OID, Indexed Securities, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for 'qualified stated interest' under the OID Regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID Regulations, a Holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A Holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a 'Short-Term Note') may be subject to special rules. An accrual basis Holder of a Short-Term Note (and certain cash method Holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis Holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis Holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a Noteholder sells a Note, the Holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the Holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a 'foreign person') generally will be considered 'portfolio interest', and generally will not be subject to United States federal income tax and withholding tax if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a '10 percent shareholder' of the Trust Fund or Provident (including a Holder of 10% of the outstanding Certificates) or a 'controlled foreign corporation' with respect to which the Trust Fund or Provident is a 'related person' within the meaning of the Code and
(ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each Holder of a Note (other than an exempt Holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the Holder's name, address, correct federal taxpayer identification number and a statement that the Holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the Holder, and remit the withheld amount to the IRS as a credit against the Holder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Brown & Wood LLP, special counsel to the Trust Fund, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain Holders. For example, income to certain tax-exempt entities (including pension funds) would be 'unrelated business taxable income', income to foreign Holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual Holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

     Treatment of the Trust Fund as a Partnership. The Trust Fund and the Master Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

     Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such Holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans. The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to Provident. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis Holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

     All of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute 'unrelated business taxable income' generally taxable to a Holder under the Code.

     An individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such Holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such Holder over the life of the Trust Fund.

     The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

     Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust Fund should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

     If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

     Section 708 Termination. Pursuant to final Treasury regulations issued May 9, 1997 under section 708 of the Code a sale or exchange of 50 percent or more of the capital and profits in the Trust Fund within a 12-month period would cause a deemed contribution of assets of the Trust Fund (the 'old partnership') to a new partnership (the 'new partnership') in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the Holder's cost increased by the Holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the Holder's share of the Notes and other liabilities of the Trust Fund. A Holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     Any gain on the sale of a Certificate attributable to the Holder's share of unrecognized accrued market discount on the Loans would generally be treated as ordinary income to the Holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a Holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under
Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

     Administrative Matters. The Owner Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to Holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, Holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the Holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

     Provident or the Trustee will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a Holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the Holder's certification of nonforeign status signed under penalties of perjury.

     The term 'U.S. Person' means a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia (unless in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will be a U.S. Holder.

     Each foreign Holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign Holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign Holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered 'portfolio interest.' As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign Holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a 'backup' withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the Holder is an exempt recipient under applicable provisions of the Code.

     New Withholding Regulations. Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the 'New Withholding Regulations') were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective Investors are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

TAXATION OF TRUST AS FASIT

     In the opinion of Brown & Wood LLP, special tax counsel to the Trust Fund, if a FASIT election is made with respect to a Series of Securities, the Trust Fund will be formed to qualify as a FASIT. The Small Business and Job Protection Act of 1996 added Sections 860H through 860L to the Code (the 'FASIT Provisions'), which provide for a new type of entity for federal income tax purposes known as a 'financial asset securitization investment trust' (a 'FASIT'). Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance have been issued with respect for those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Regular Securityholders. Investors should also note that the FASIT discussion contained herein constitutes only a summary of the U.S. federal income tax consequences to the holders of FASIT Securities. With respect to each Series of FASIT Regular Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

     FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for U.S. federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series FASIT. The Prospectus Supplement for each Series of Securities will indicate which Securities of such Series will be designated as FASIT Regular Securities, and which, if any, will be designated as FASIT Ownership Securities.

     Qualification as a FASIT. The Trust Fund will qualify under the Code as a FASIT in which FASIT Regular Securities (the 'FASIT Regular Securities') and the Ownership Interest Security (the 'FASIT Ownership Security') will constitute the 'regular interests' and the 'ownership interest,' respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Securityholders' interests in the FASIT are met on a continuing basis, and (iii) the Trust Fund is not a regulated investment company as defined in section 851(a) of the Code.

     Asset Composition. In order for the Trust Fund to be eligible for FASIT status, substantially all of the assets of the Trust Fund must consist of 'permitted assets' as of the close of the third month beginning after the closing date and at all times thereafter (the 'FASIT Qualification Test'). Permitted assets include (i) cash or cash equivalents, (ii) debt instruments with fixed terms that would qualify as regular interests if issued by a REMIC as defined in section 860D of the Code ('REMIC') (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ('10') type rate), (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,
(v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

     Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic C Corporation.

     A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interests (i.e., certain qualified floating rates and weighted average rates). Interest will be considered to be based on a permissible variable rate if generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a 'qualified floating rate,' an 'objective rate,' a combination of a single fixed rate and one or more 'qualified floating rates,' one 'qualified inverse floating rate,' or a combination of 'qualified floating rates' that do not operate in a manner that significantly accelerates or defers interest payments on such FASIT regular interest.

     If an interest in a FASIT fails to meet one or more of the requirements set out in clauses (iii), (iv), or (v) in the immediately preceding paragraph, but otherwise meets all requirements to be treated as a FASIT, it may still qualify as a type of regular interest known as a 'High-Yield Interest.' In addition, if an interest in a FASIT fails to meet the requirement of clause (vi), but the interest payable on the interest consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the interest will also qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic C corporations that are fully subject to corporate income tax ('Eligible Corporations'), other FASITs, and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See 'Certain Federal Income Tax Consequences--Taxation of Trust as a FASIT--Treatment of High-Yield Interests.'

     Consequences of Disqualification. If the Trust Fund fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and interests therein for U.S. federal income tax purposes is uncertain. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which the requirements for FASIT status are not satisfied. Nevertheless, in the opinion of Tax Counsel, if the Trust Fund fails to qualify as a FASIT it will qualify as a partnership. See 'Taxation of the Trust Fund as Partnership.'

TREATMENT OF FASIT REGULAR SECURITIES

     Payments received by holders of FASIT Regular Securities generally will be accorded the same tax treatment under the Code as payments received on other taxable debt instruments. Holders of FASIT Regular Securities must report income from such Securities under an accural method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Holder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for Senior Securities. See 'Taxation of Trust as Partnership--Treatment of Senior Securities--OID, Indexed Securities' below. High-Yield Securities may be held only by Eligible Corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

     If the FASIT Regular Security is sold, the Securityholder generally will recognize gain or loss upon the sale in the manner described below for Offered Senior Securities. See 'Taxation of Trust as Partnership--Treatment of Senior Securities--Sale or other Disposition.' In addition, if a FASIT regular interest becomes wholly or partially worthless as a result of losses on the Underlying Assets, certain holders of such Security may be allowed to deduct the loss sustained.

TREATMENT OF HIGH-YIELD INTERESTS

     High-Yield Interests are subject to special rules regarding the eligibility of holders of such interest, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests only may be held by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor will continue to be treated as the holder of the High-Yield Interest.

     The Holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

TAX TREATMENT OF FASIT OWNERSHIP SECURITIES

     A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount, and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Regular Securities as are holders of High-Yield Interest. See 'Certain Federal Income Tax Consequences--FASIT Regular Securities--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests.'

     Rules similar to the wash sale rules applicable to REMIC residual securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holders of the related FASIT Ownership Security was required to be marked-to-market under section 475 of the Code by such holder, then section 475 of the Code will continue to apply to such securities, except that the amount realized under the mark-to-market rules or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semi-annually.

     The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any 'prohibited transactions.' Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets,
(iii) the receipt of any income derived from any loan originated by a FASIT, and
(iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in 'Federal Income Tax Consequences,' potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

     The following describes certain considerations under ERISA and the Code, which apply only to Securities of a Series that are not divided into subclasses. If Securities are divided into subclasses, the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Securities.

     ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively 'Plans') subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA
Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

     On November 13, 1986, the United States Department of Labor (the 'DOL') issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an 'equity' investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the regulation, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended.

     In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ('Parties in Interest') having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

     In Prohibited Transaction Exemption 83-1 ('PTE 83-1'), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of 'mortgage pool pass-through certificates' in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in Securities that represent interests in a Pool consisting of Loans ('Single Family Securities') will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving Subordinate Securities. Accordingly, no transfer of a Subordinate Security or a Security which is not a Single Family Security may be made to a Plan unless specified in the related Prospectus Supplement.

     The discussion in this and the next succeeding paragraph applies only to Single Family Securities. Provident believes that, for purposes of PTE 83-1, the term 'mortgage pass-through certificate' would include: (i) Securities issued in a Series consisting of only a single class of Securities; and (ii) Securities issued in a Series in which there is only one class of those particular Securities; provided that the Securities in the case of clause (i), or the Securities in the case of clause (ii), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the Loans. It is not clear whether a class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events would be a 'mortgage pass-through certificate' for purposes of PTE 83-1.

     PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Securityholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the pool. Provident believes that the first general condition referred to above will be satisfied with respect to the Securities in a Series issued without a subordination feature, or the Securities only in a Series issued with a subordination feature, provided that the subordination and Reserve Account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described under 'Credit Enhancement' herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a Series of Securities is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Loans or the principal balance of the largest Loan. See 'Description of the Securities' herein. In the absence of a ruling that the system of insurance or other protection with respect to a Series of Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with Provident.

     Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraphs, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     The DOL has granted to certain underwriters individual administrative exemptions (the 'Underwriter Exemptions') from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions.

     While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

          (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

          (3) the certificates required by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies ('S&P'), Moody's Investors Service, Inc. ('Moody's'), Duff & Phelps Credit Rating Co. ('DCR') or Fitch IBCA, Inc. ('Fitch');

          (4) the trustee must not be an affiliate of any other member of the Restricted Group as defined below;

          (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

          (6) the Plan investing in the certificates is an 'accredited investor' as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The trust fund must also meet the following requirements:

          (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

          (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or DCR for at least one year prior to the Plan's acquisition of certificates; and

          (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the Underwriter Exemptions generally provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust, provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group (as defined below),
(ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Underwriter Exemptions do not apply to Plans sponsored by Provident, the related Underwriter, the Trustee, the Master Servicer, any insurer with respect to the Loans, any obligor with respect to Loans included in the Trust Fund constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the 'Restricted Group').

     The Prospectus Supplement for each Series of Securities will indicate the classes of Securities, if any, offered thereby as to which it is expected that an Underwriter Exemption will apply.

     The Underwriter Exemption contains several requirements, some of which differ from those in PTE 83-l. The Underwriter Exemption contains an expanded definition of 'certificate' which includes an interest which entitles the holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemption contains an expanded definition of 'trust' which permits the trust corpus to consist of secured consumer receivables. The definition of 'trust', however, does not include any investment pool unless, inter alia, (i) the investment pool consists only of assets of the type which have been included in other investment pools, (ii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates pursuant to the Underwriter Exemption, and (iii) certificates in such other investment pools have been rated in one of the three highest generic rating categories of the four credit rating agencies noted below. Generally, the Underwriter Exemption holds that the acquisition of the certificates by a Plan must be on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The Underwriter Exemption requires that the rights and interests evidenced by the certificates not be 'subordinated' to the rights and interests evidenced by other certificates of the same trust. The Underwriter Exemption requires that certificates acquired by a Plan have received a rating at the time of their acquisition that is in one of the three highest generic rating categories of S&P, Moody's, Fitch or DCR. The Underwriter Exemption specifies that the pool trustee must not be an affiliate of the pool sponsor, nor an affiliate of the Underwriter, the pool servicer, any obligor with respect to mortgage loans included in the trust constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such entities. Finally, the

Underwriter Exemption stipulates that any Plan investing in the certificates must be an 'accredited investor' as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows Mortgage Loans or other secured receivables (the 'Obligations') supporting payments to holders of Securities and having a value equal to no more than twenty-five percent of the total principal amount of the Securities being offered by the Trust Fund, to be transferred to the Trust within the Funding Period instead of requiring that all such Obligations be either identified or transferred on or before the applicable Closing Date. The relief is available when the following conditions are met:

          (1) The ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Securities being offered (the 'Pre-Funding Limit') must not exceed twenty-five percent.

          (2) All Obligations transferred after the applicable Closing Date (the 'Additional Obligations') must meet the same terms and conditions for eligibility as the original Obligations used to create the Trust Fund, which terms and conditions have been approved by the Rating Agency.

          (3) The transfer of such Additional Obligations to the Trust Fund during the Funding Period must not result in the Securities to be covered by the Exemption receiving a lower credit rating from the Rating Agency upon termination of Funding Period than the rating that was obtained at the time of the initial issuance of the Securities by the Trust Fund.

          (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the 'Average Interest Rate') for all of the Obligations in the trust at the end of the Funding Period must not be more than 100 basis points lower than the average rate for the Obligations which were transferred to the Trust Fund on the Closing Date.

          (5) In order to ensure that the characteristics of the Additional Obligations are substantially similar to the original Obligations which were transferred to the Trust Fund:

                (i) the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider which is independent of the Provident; or

                (ii) an independent accountant retained by Provident must provide Provident with a letter (with copies provided to each Rating Agency, the related underwriter and the related Trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the Prospectus Supplement for the related Series or the related Agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations which were transferred to the Trust Fund as of the Closing Date.

          (6) The Funding Period must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the Pre-Funding Account falls below the minimum level specified in the related Agreement or an event of default occurs thereunder.

          (7) Amounts transferred to Pre-Funding Account and/or Capitalized Interest Account used in connection with the pre-funding may be invested only in certain permitted investments.

          (8) The Prospectus Supplement for the related Series must describe:

                (i) the Pre-Funding Account and/or Capitalized Interest Account used in connection with the Pre-Funding Account;

                (ii) the duration of the Funding Period;

                (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the Trust Fund; and

                (iv) that the amounts remaining in the Pre-Funding Account at the end of the Funding Period will be remitted to holders of the Securities specified in the Prospectus Supplement for the related Series as repayments of principal.

          (9) The related Agreement must describe the permitted investments for the Pre-Funding Account and/or Capitalized Interest Account and the terms and conditions for eligibility of Additional Obligations.

     Any Plan fiduciary which proposes to cause a Plan to purchase Securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the Underwriter Exemption (as amended), and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The Prospectus Supplement for each Series of Securities will specify which, if any, of the classes of Securities offered thereby constitute 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA'). Classes of Securities that qualify as 'mortgage related securities' will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to 'mortgage related securities', Securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest 'in mortgage related securities', and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ('NCUA') Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for 'mortgage related securities' and the NCUA's regulation 'Investment and Deposit Activities' (12 C.F.R. Part 703), which sets forth certain restrictions on investments by federal credit unions in 'mortgage related securities' (in each case whether or not the class of Securities under consideration for purchase constituted a 'mortgage related security').

     All depository institutions considering an investment in the Securities (whether or not the class of Securities under consideration for purchase constitutes a 'mortgage related security') should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the 'Policy Statement') setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including 'mortgage related securities', which are 'high-risk mortgage securities' as defined in the Policy Statement. According to the Policy Statement, such 'high-risk mortgage securities' include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a 'high-risk mortgage security', and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to 'prudent investor' provisions which may restrict or prohibit investment in securities which are not 'interest bearing' or 'income paying'.

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

     Securities are being offered hereby in Series from time to time (each Series evidencing or relating to a separate Trust Fund) through any of the following methods:

          1. By negotiated firm commitment underwriting and public reoffering by underwriters;

          2. By agency placements through one or more placement agents primarily with institutional investors and dealers; and

          3. By placement directly by Provident with institutional investors.

     A Prospectus Supplement will be prepared for each Series which will describe the method of offering being used for that Series and will set forth the identity of any underwriters thereof and either the price at which such Series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to Provident, or the method by which the price at which the underwriters will sell the Securities will be determined. Each Prospectus Supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between Provident and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the Securities so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the Securities of such Series if any such Securities are purchased. Securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

     Underwriters and agents may be entitled under agreements entered into with Provident to indemnification by Provident against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

     If a Series is offered other than through underwriters, the Prospectus Supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between Provident and purchasers of Securities of such Series.

                                 LEGAL MATTERS

     Certain legal matters relating to the Securities of each Series will be passed upon for Provident by Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio. Certain legal matters relating to certain federal income tax consequences with respect to the Securities will be passed upon for the Trust Fund by Brown & Wood LLP, New York, New York. Brown & Wood LLP, New York, New York, will act as counsel for the underwriter or underwriters specified in the Prospectus Supplement.

                             FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each Series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a 'Rating Agency') specified in the related Prospectus Supplement.

     Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that Holders of a class of Securities will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn for other reasons, including, but not limited to, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long-term debt.

     The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In additional, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the Holders of one or more classes of the Securities of the related Series.

                             INDEX OF DEFINED TERMS


TERM                                                                                                      PAGE
---------------------------------------------------------------------------------------------------   -------------
Accrual Securities.................................................................................              25
Additional Obligations.............................................................................              81
Advance............................................................................................               8
Amortizable Bond Premium Regulations...............................................................              61
APR................................................................................................              20
Available Funds....................................................................................              25
Average Interest Rate..............................................................................              81
balloon payment....................................................................................              18
Belgian Cooperative................................................................................              31
beneficial owner...................................................................................              30
BIF................................................................................................              40
Book-Entry Securities..............................................................................              30
Buydown Fund.......................................................................................              19
Buydown Loans......................................................................................              19
Capitalized Interest Account.......................................................................              42
Cash Flow Bond Method..............................................................................              67
CEDEL..............................................................................................              30
CEDEL Participants.................................................................................              31
CERCLA.............................................................................................              15
Certificates.......................................................................................        Cover, 4
Class Security Balance.............................................................................              25
Closed-End Loans...................................................................................        Cover, 4
Code...............................................................................................               8
Collateral Value...................................................................................              20
Combined Loan-to-Value Ratio.......................................................................              20
Commission.........................................................................................               2
Companion Classes..................................................................................              29
Components.........................................................................................              28
Cut-Off Date.......................................................................................           4, 17
Cut-Off Date Principal Balance.....................................................................              24
DCR................................................................................................              79
Debt Securities....................................................................................              57
debt-to-income ratio...............................................................................              22
Definitive Security................................................................................              30
Detailed Description...............................................................................              18
Disqualified Organization..........................................................................              64
Distribution Date..................................................................................               5
DOL................................................................................................              78
DTC................................................................................................              15
Eligible Corporations..............................................................................              76
EPA................................................................................................              52
ERISA..............................................................................................              10
Euroclear..........................................................................................              30
Euroclear Operator.................................................................................              31
Euroclear Participants.............................................................................              31
European Depositaries..............................................................................              30
Excess Servicing Fees..............................................................................              67
Exchange Act.......................................................................................               3
FASIT..............................................................................................              75
FASIT Ownership Security...........................................................................              75
FASIT Provisions...................................................................................              75
FASIT Qualification Test...........................................................................              75
FASIT Regular Securities...........................................................................              75
FDIC...............................................................................................              22
FHLMC..............................................................................................              22
Financial Intermediary.............................................................................              30
Fitch..............................................................................................              79
FNMA...............................................................................................              22
foreign person.....................................................................................              70
Funding Period.....................................................................................              15
Garn-St Germain Act................................................................................              54


TERM                                                                                                      PAGE
---------------------------------------------------------------------------------------------------   -------------
Home Equity Loans..................................................................................        Cover, 4
Indenture..........................................................................................              23
Insurance Proceeds.................................................................................              41
Insured Expenses...................................................................................              41
Interest Weighted Securities.......................................................................              59
IRS................................................................................................              58
L/C Bank...........................................................................................           7, 34
Liquidation Expenses...............................................................................              41
Liquidation Proceeds...............................................................................              41
Loan Rate..........................................................................................           5, 18
Loan-to-Value Ratio................................................................................              20
Loans..............................................................................................           Cover
Lockout Periods....................................................................................              18
Master Servicer....................................................................................               4
Master Servicing Agreement.........................................................................              17
Master Servicing Fee...............................................................................              45
Moody's............................................................................................              79
Morgan.............................................................................................              31
Mortgage...........................................................................................              39
Mortgage Loan......................................................................................               4
Mortgage Loans.....................................................................................           Cover
Mortgaged Properties...............................................................................              20
NCUA...............................................................................................              82
New Withholding Regulations........................................................................              74
Nonresidents.......................................................................................              68
Notes..............................................................................................        Cover, 4
Obligations........................................................................................              81
OID................................................................................................           9, 57
OID Regulations....................................................................................              57
old partnership....................................................................................              72
PACs...............................................................................................              28
Parties in Interest................................................................................              78
Pass-Through Rate..................................................................................               6
Pass-Through Securities............................................................................              65
Pay-Through Security...............................................................................              59
Permitted Investments..............................................................................              35
Plans..............................................................................................              77
Policy Statement...................................................................................              82
Pool...............................................................................................           4, 17
Pool Insurance Policy..............................................................................              36
Pool Insurer.......................................................................................              36
Pooling and Servicing Agreement....................................................................              23
Pre-Funded Amount..................................................................................              15
Pre-Funding Account................................................................................           4, 15
Pre-Funding Limit..................................................................................              81
Prepayment Assumption..............................................................................              59
Primary Mortgage Insurance Policy..................................................................              19
Principal Prepayments..............................................................................              26
Provident..........................................................................................           Cover
PTE 83-1...........................................................................................              78
Purchase Price.....................................................................................              23
Rating Agency......................................................................................              83
Ratio Strip Securities.............................................................................              66
RCRA...............................................................................................              52
Record Date........................................................................................              24
Refinance Loan.....................................................................................              20
Regular Interest Securities........................................................................              57
Relevant Depositary................................................................................              32
Relief Act.........................................................................................              55
REMIC..............................................................................................       Cover, 75
Reserve Account....................................................................................               7
Residual Interest Security.........................................................................              63
Restricted Group...................................................................................              80


TERM                                                                                                      PAGE
---------------------------------------------------------------------------------------------------   -------------
Retained Interest..................................................................................              24
Revolving Credit Line Loans........................................................................        Cover, 4
Riegle Act.........................................................................................              14
Rules..............................................................................................              30
S&P................................................................................................              79
SAIF...............................................................................................              40
Secured Creditor Exclusion.........................................................................              52
Securities.........................................................................................        Cover, 4
Security Account...................................................................................              40
Security Owners....................................................................................              30
Security Register..................................................................................              24
Senior Securities..................................................................................           5, 33
Series.............................................................................................           Cover
Servicing Fees.....................................................................................              65
Short-Term Note....................................................................................              70
Single Family Properties...........................................................................              19
Single Family Securities...........................................................................              78
SMMEA..............................................................................................           9, 82
STIFS..............................................................................................              35
Stripped Securities................................................................................              65
Sub-Servicer.......................................................................................               8
Sub-Servicing Agreement............................................................................              43
Subordinated Securities............................................................................               5
Subsequent Loans...................................................................................              15
TACs...............................................................................................              29
Terms and Conditions...............................................................................              32
thrift institutions................................................................................              64
TIN................................................................................................              68
Title V............................................................................................              55
Trust Agreement....................................................................................          17, 23
Trust Fund.........................................................................................           Cover
Trust Fund Assets..................................................................................    Cover, 4, 17
Trustee............................................................................................           4, 23
U.S. Person........................................................................................              74
Underwriter Exemptions.............................................................................              79

                      [This page intentionally left blank]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by Provident or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer of any securities other than those to which they relate or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

                             ---------------------

                               TABLE OF CONTENTS
                             PROSPECTUS SUPPLEMENT

                                                   PAGE
                                                   ----
Summary........................................... S-1
Risk Factors...................................... S-14
The Certificate Insurer........................... S-17
The Provident Bank................................ S-19
Description of the Mortgage Loans................. S-22
Prepayment and Yield Considerations............... S-41
Description of the Certificates................... S-50
Use of Proceeds................................... S-74
Certain Federal Income Tax Consequences........... S-74
State Taxes....................................... S-77
ERISA Considerations.............................. S-77
Legal Investment Considerations................... S-78
Underwriting...................................... S-79
Experts........................................... S-80
Legal Matters..................................... S-80
Ratings........................................... S-80
Index of Defined Terms............................ S-81
Annex I........................................... S-85
Appendix A........................................ S-88

                    PROSPECTUS

Prospectus Supplement or Current Report on Form
  8-K.............................................   2
Available Information.............................   2
Incorporation of Certain Documents by Reference...   3
Reports to Securityholders........................   3
Summary of Terms..................................   4
Risk Factors......................................  11
The Trust Fund....................................  17
Use of Proceeds...................................  21
The Provident Bank................................  21
Loan Program......................................  21
Description of the Securities.....................  23
Credit Enhancement................................  33
Yield and Prepayment Considerations...............  37
The Agreements....................................  39
Certain Legal Aspects of the Loans................  50
Federal Income Tax Consequences...................  56
State Tax Considerations..........................  77
ERISA Considerations..............................  77
Legal Investment..................................  82
Method of Distribution............................  83
Legal Matters.....................................  83
Financial Information.............................  83
Rating............................................  83
Index of Defined Terms............................  85

                                 $235,000,000
                                (APPROXIMATE)

                 PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-2

                               HOME EQUITY LOAN
                          ASSET-BACKED CERTIFICATES
                                SERIES 1998-2

              $ 28,439,000 CLASS A-1 VARIABLE RATE CERTIFICATES
              $ 12,902,000 CLASS A-2 6.18% CERTIFICATES
              $ 13,369,000 CLASS A-3 6.28% CERTIFICATES
              $ 10,191,000 CLASS A-4 6.32% CERTIFICATES
              $ 12,571,000 CLASS A-5 6.50% CERTIFICATES
              $ 36,512,000 CLASS A-6 VARIABLE RATE CERTIFICATES
              $121,016,000 CLASS A-7 VARIABLE RATE CERTIFICATES

                             THE PROVIDENT BANK,
                                AS SELLER AND
                               MASTER SERVICER

                            ------------------------
                            PROSPECTUS SUPPLEMENT
                                JUNE 23, 1998
                            ------------------------

                               LEHMAN BROTHERS

                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

                            PRUDENTIAL SECURITIES
                                 INCORPORATED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------